EXECUTION COPY

DIAMOND RESORTS ISSUER 2008 LLC,
as Issuer
DIAMOND RESORTS FINANCIAL SERVICES, INC.,
as Servicer
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Trustee, Custodian and Back-Up Servicer
and
CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

SEVENTH AMENDED AND RESTATED
INDENTURE
Dated as of January 20, 2016

i

SEVENTH AMENDED AND RESTATED INDENTURE
This SEVENTH AMENDED AND RESTATED INDENTURE (this “Indenture”), dated as of January 20, 2016, is among Diamond Resorts Issuer 2008 LLC, a Delaware limited liability company, as issuer (the “Issuer”), Diamond Resorts Financial Services, Inc. (“DFS”), a Nevada corporation, as servicer (the “Servicer”), Wells Fargo Bank, National Association, a national banking association, as trustee (the “Indenture Trustee”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”) and Credit Suisse AG, New York Branch, as Administrative Agent of the Purchasers pursuant to the Note Funding Agreement (the “Administrative Agent”) and hereby amends and restates in its entirety that certain sixth amended and restated indenture, dated as of January 30, 2015, as amended by the Omnibus Amendments (the “Sixth A/R Indenture”), among the parties thereto, which amended and restated in its entirety that certain fifth amended and restated indenture, dated as of April 1, 2013 (the “Fifth A/R Indenture”), among the parties thereto, which amended and restated in its entirety that certain fourth amended and restated indenture, dated as of October 1, 2012 (the “Fourth A/R Indenture”), among the parties thereto, which amended and restated in its entirety that certain third amended and restated indenture, dated as of August 31, 2010 (the “Third A/R Indenture”), among the parties thereto, which amended and restated in its entirety that certain second amended and restated indenture, dated as of July 16, 2010 (the “Second A/R Indenture”), among the parties thereto, which amended and restated in its entirety that certain amended and restated indenture, dated as of March 27, 2009 (the “Amended and Restated Indenture”), among the parties thereto, which amended and restated in its entirety that certain indenture, dated as of November 3, 2008 (the “Original Indenture”), among the parties thereto.
RECITALS OF THE ISSUER
WHEREAS, the parties hereto desire to amend and restate in its entirety the Fifth A/R Indenture as provided herein, and all actions required to do so under the Fifth A/R Indenture have been taken;
WHEREAS, the Issuer had duly authorized the execution and delivery of the Original Indenture to provide for the issuance of a single class of variable funding notes designated the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes (the “Original Notes”);
WHEREAS, the Issuer had duly authorized the execution and delivery of the Amended and Restated Indenture to provide for the issuance of a single class of variable funding notes designated the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes (the “A/R Notes”) and the exchange of the Original Notes for the A/R Notes;
WHEREAS, the Issuer had duly authorized the execution and delivery of the Second A/R Indenture to provide for the issuance of a single class of variable funding notes designated the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes (the “Second A/R Notes”) and the exchange of the A/R Notes for the Second A/R Notes;
WHEREAS, the Issuer had duly authorized the execution and delivery of the Third A/R Indenture to provide for the issuance of a single class of variable funding notes designated the

Diamond Resorts Issuer 2008 LLC, Variable Funding Notes (the “Third A/R Notes”) and the exchange of the Second A/R Notes for the Third A/R Notes;
WHEREAS, the Issuer had duly authorized the execution and delivery of the Fourth A/R Indenture to provide for the issuance of a single class of variable funding notes designated the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes (the “Fourth A/R Notes”) and the exchange of the Third A/R Notes for the Fourth A/R Notes;
WHEREAS, the Issuer had duly authorized the execution and delivery of the Fifth A/R Indenture to provide for the issuance of a single class of variable funding notes designated the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes (the “Fifth A/R Notes”) and the exchange of the Fourth A/R Notes for the Fifth A/R Notes;
WHEREAS, the Issuer had duly authorized the execution and delivery of the Sixth A/R Indenture to provide for the issuance of a single class of variable funding notes designated the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes (the “Sixth A/R Notes”) and the exchange of the Fifth A/R Notes for the Sixth A/R Notes;
WHEREAS, the Issuer has duly authorized (a) the execution and delivery of this Indenture to provide for the issuance of two classes of variable funding notes designated as the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes Class A (the “Class A Notes”) and the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes Class B (the “Class B Notes” and together with the Class A Notes, the “Notes”) and (b) the exchange of the Sixth A/R Notes for the Notes;
WHEREAS, the Notes will evidence Borrowings made from time to time prior to the Facility Termination Date by the Issuer in accordance with the terms described herein and in the Note Funding Agreement;
WHEREAS, the Servicer has agreed to service and administer the Timeshare Loans securing the Notes and the Back-Up Servicer has agreed to, among other things, service and administer the Timeshare Loans if the Servicer shall no longer be the Servicer hereunder;
WHEREAS, the Administrative Agent, as nominee of the Purchasers shall be entitled to exercise certain rights and remedies under this Indenture; and
WHEREAS, all things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder, the valid recourse obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of the Secured Parties, as follows:
GRANTING CLAUSE

To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Indenture Trustee, for the benefit of the Secured Parties, all of the Issuer’s right, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from, (i) the Timeshare Loans, (ii) the Qualified Substitute Timeshare Loans and Additional Timeshare Loans, if any, (iii) the Receivables in respect of each Timeshare Loan due on and after the applicable Cut-Off Date, (iv) the related Timeshare Loan Documents, (v) all Related Security in respect of each Timeshare Loan, (vi) all rights and remedies under the Transfer Agreements, the Sale Agreement, the Purchase Agreement, the Hedge Agreements and the Custodial Agreement, (vii) all rights and remedies under the Undertaking Agreement, (viii) all amounts in or to be deposited into each Trust Account, (ix) any Retained Assets and (x) proceeds of the foregoing (including, without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, Insurance Proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing, including, without limitation, any Retained Asset Proceeds) (collectively, the “Trust Estate”). Notwithstanding the foregoing, the Trust Estate shall not include any (i) Miscellaneous Payments and Processing Charges made by an Obligor, (ii) Timeshare Loan released from the lien of this Indenture in accordance with the terms hereof and any Related Security, Timeshare Loan Files, income or proceeds related to such released Timeshare Loan and (iii) all amounts in or to be deposited into the Hedge Collateral Account.
Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably except as otherwise may be provided in this Indenture, without prejudice, priority, or distinction between any Note by reason of differences in time of issuance or otherwise, and (ii) the payment of all other sums payable under the Notes and this Indenture.
The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Secured Parties may be adequately and effectively protected as hereinafter provided.
ARTICLE I.DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 1.1.    General Definitions.
In addition to the terms defined elsewhere in this Indenture, capitalized terms shall have the meanings given them in the Seventh Amended and Restated Standard Definitions attached hereto as Annex A.
SECTION 1.2.    Compliance Certificates and Opinions.
Upon any written application or request (or oral application with prompt written or electronic confirmation) by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, other than any request that (a) the Indenture Trustee authenticate the Notes specified in such request, (b) the Indenture Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Indenture Trustee pay moneys due and payable to the Issuer hereunder to the Issuer’s assignee specified in such request, the Indenture Trustee may require the Issuer to furnish to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of this Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.
SECTION 1.3.    Form of Documents Delivered to Indenture Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Issuer delivered to the Indenture Trustee may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows that the Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such officer’s certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer as to such factual matters unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters is erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.1(b) hereof.

Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, Event of Default, Servicer Event of Default or Amortization Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such event. For all purposes of this Indenture, the Indenture Trustee shall not be deemed to have knowledge of any Default, Event of Default, Servicer Event of Default or Amortization Event nor shall the Indenture Trustee have any duty to monitor or investigate to determine whether a Default, Event of Default (other than an Event of Default of the kind described in Section 6.1(a) hereof), Servicer Event of Default or Amortization Event has occurred unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer or any Secured Party.
SECTION 1.4.    Acts of Noteholders, etc.
(a)    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing, including, but not limited to, trust agents and administrative agents; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.4.
(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.
(c)    Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.
(d)    By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Indenture Trustee hereunder as the special attorney-in-fact for such

Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder for the benefit of such Noteholder; provided that nothing contained in this Section 1.4(d) hereof shall be deemed to confer upon the Indenture Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.
SECTION 1.5.    Notices; Waiver.
(a)    Where this Indenture provides for notice to Noteholders or the Administrative Agent of any event, or the mailing of any report to Noteholders or the Administrative Agent, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, certified mail return receipt requested, or sent by private courier or confirmed electronically to each Noteholder and the Administrative Agent affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register or in Section 13.2 hereof, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders or the Administrative Agent is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder or the Administrative Agent shall affect the sufficiency of such notice or report with respect to other Noteholders or the Administrative Agent. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders or the Administrative Agent shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(b)    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders or the Administrative Agent, in accordance with Section 1.5(a) hereof, of any event or any report to Noteholders or the Administrative Agent when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.
(c)    To the extent that any Purchaser which the Administrative Agent has confirmed holds at least a 15% interest in the Notes shall give written direction to any of the parties hereto that it wishes to directly receive copies of any notices and other communications that the Noteholders or the Administrative Agent is entitled to receive hereunder, the parties hereto agree to comply with such direction.
SECTION 1.6.    Effect of Headings and Table of Contents.
The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 1.7.    Successors and Assigns.

All covenants and agreements in this Indenture by each of the parties hereto shall bind its respective successors and permitted assigns, whether so expressed or not.
SECTION 1.8.    GOVERNING LAW.
THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. UNLESS MADE APPLICABLE IN A SUPPLEMENT HERETO, THIS INDENTURE IS NOT SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL NOT BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.
SECTION 1.9.    Legal Holidays.
In any case where any Payment Date or the Stated Maturity or the Rated Final Maturity Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, Rated Final Maturity Date or other date on which principal of or interest on any Note is proposed to be paid, provided that no penalty interest shall accrue for the period from and after such Payment Date, Stated Maturity, Rated Final Maturity Date or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.
SECTION 1.10.    Execution in Counterparts.
This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Indenture by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.
SECTION 1.11.    Inspection.
The Issuer agrees that, on reasonable prior notice (or, upon the occurrence of a Default, Event of Default, Amortization Event, without prior notice), it will permit the representatives of the Indenture Trustee, the Administrative Agent, any Noteholder or any Purchaser holding Notes or interests in the Notes evidencing at least 15% of the Aggregate Outstanding Note Balance, during the Issuer’s normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer to make copies thereof and extracts therefrom, and to discuss its affairs, finances and accounts with its designated officers, employees and independent accountants in the presence of such designated officers and employees (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer and the Servicer in this Indenture or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Indenture Trustee, the Administrative Agent, a Noteholder or a Purchaser during the continuance of any Default, Event of Default or Amortization Event, of any right under this Section 1.11 shall be borne by the Issuer. Nothing contained herein shall be construed as a duty of the Indenture Trustee to perform such inspection.
SECTION 1.12.    Survival of Representations and Warranties.
The representations, warranties and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.
ARTICLE II.
THE NOTES
SECTION 2.1.    General Provisions.
(a)    Form of Notes. The Notes shall be designated as the “Diamond Resorts Issuer 2008 LLC, Variable Funding Notes”. The Notes shall be issued in two classes, the Class A Notes and the Class B Notes. The Class A Notes and the Class B Notes, together with their certificates of authentication, shall be in substantially the form set forth in Exhibit A-1 and Exhibit A-2 hereto, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or are permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may consistently herewith, be determined by the officer executing such Notes, as evidenced by such officer’s execution of such Notes.
(b)    Maximum Facility Balance and Denominations. The Outstanding Note Balance of the Class A Notes shall not exceed the Maximum Class A Facility Balance and the Outstanding Note Balance of the Class B Notes shall not exceed the Maximum Class B Facility Balance. Notwithstanding the outstanding principal amount of a Class A Note or a Class B Note held by any single Purchaser Group or any single Non-Conduit Committed Purchaser, no Purchaser shall be obligated to make any advances in excess of the then-effective Class A Commitment or Class B Commitment, as applicable for such Purchaser Group or Non-Conduit Committed Purchaser. The Class A Notes and the Class B Notes shall be issuable only as registered Notes, without interest coupons, in the denominations of at least $1,000,000 and in integral multiples of $1,000; provided, however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 hereof of any Note with a remaining Outstanding Note Balance of less than $1,000,000; provided, further, that the foregoing shall not restrict or prevent the issuance of the Notes on the Amendment Closing Date.
(c)    Execution, Authentication, Delivery and Dating. The Sixth A/R Notes are hereby exchanged for the Notes. For the avoidance of doubt, the indebtedness evidenced by the Sixth A/R Notes remains outstanding and is consolidated with the indebtedness evidenced by the Notes.

The Notes shall be manually executed by an Authorized Officer of the Issuer. Any Note bearing the signature of an individual who was at the time of execution thereof an Authorized Officer of the Issuer shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibit A-1 or Exhibit A-2 hereto, as applicable, executed by the Indenture Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication. The Notes may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication together with an Issuer Order to the Indenture Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Indenture Trustee in accordance with such Issuer Order.
SECTION 2.2.    [Reserved].
SECTION 2.3.    Definitive Notes. The Notes shall only be issued in definitive form.
SECTION 2.4.    Registration, Transfer and Exchange of Notes.
(a)    Note Register. At all times during the term of this Indenture, there shall be kept at the Corporate Trust Office a register (the “Note Register”) for the registration, transfer and exchange of Notes. The Indenture Trustee is hereby appointed “Note Registrar” for purposes of registering Notes and transfers of Notes as herein provided. The names and addresses of all Noteholders and the names and addresses of the transferees of any Notes shall be registered in the Note Register. The Person in whose name any Note is so registered shall be deemed and treated as the sole owner and Noteholder thereof for all purposes of this Indenture and the Note Registrar, the Issuer, the Indenture Trustee, the Servicer and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Note is transferable or exchangeable only upon the surrender of such Note to the Note Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 2.4. Upon request of the Indenture Trustee, the Note Registrar shall provide the Indenture Trustee with the names and addresses of Noteholders.
(b)    Surrender. Upon surrender for registration of transfer of any Note, subject to the applicable requirements of this Section 2.4, the Issuer shall execute and the Indenture Trustee shall duly authenticate in the name of the designated transferee or transferees, one or more new Notes in denominations of a like aggregate denomination as the Note being surrendered. Each Note surrendered for registration of transfer shall be canceled and subsequently destroyed by the Note Registrar. Each new Note issued pursuant to this Section 2.4 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this Section 2.4. All Notes issued upon any registration of transfer or exchange of Notes shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

(c)    Securities Laws Restrictions. The issuance of the Notes will not be registered or qualified under the Securities Act or the securities laws of any state. No resale or transfer of any Note by a Noteholder or the registered holder of a Note may be made unless such resale or transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such resale or transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such resale or transfer is being made in reliance upon Rule 144A under the Securities Act and, in the case of the registered holder of a Note, as certified by registered holder (other than the Administrative Agent and its initial transferees) in a letter in the form of Exhibit B hereto or (ii) pursuant to an exemption from registration under the Securities Act. Each Person that purchases or otherwise acquires any beneficial interest in a Note shall be deemed, by its purchase or other acquisition thereof, to have represented, warranted and agreed as provided in the legends of such Note and shall be deemed to have made the representations, warranties and covenants set forth with respect to a transferee in the letter attached as Exhibit B hereto. Any purported transfer of a Note not in accordance with this Section 2.4 shall be null and void and shall not be given effect for any purpose hereunder. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.
(d)    ERISA Considerations. No resale or other transfer of any Note or any interest therein may be made to any purchaser or transferee unless (i) such purchaser or transferee is not, and will not acquire such Note or any interest therein on behalf of or with the assets of, any Benefit Plan or (ii) no non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code or violation of Similar Law will occur in connection with such purchaser’s or such transferee’s acquisition, holding or disposition of such Note or any interest therein. In addition, neither the Notes nor any interest therein may be purchased by or transferred to any Benefit Plan, or person acting on behalf of or with assets of any Benefit Plan, unless it represents that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by a Diamond Resorts Entity, the Indenture Trustee or the Administrative Agent, or by any Affiliate of any such Person.
(e)    Transfer Fees, Charges and Taxes. No fee or service charge shall be imposed by the Note Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 2.4. The Note Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.
(f)    No Obligation to Register. None of the Issuer, the Indenture Trustee, the Servicer or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of such Notes without registration or qualification. Any such Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee, the Servicer and the Note Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(g)    Rule 144A Information. The Servicer agrees to cause the Issuer and the Issuer agrees to provide such information as required under Rule 144A(d)(4) under the Securities Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.
(h)    Sole Obligation.The Notes represent the sole obligation of the Issuer payable from the Trust Estate and do not represent the obligations of the Originator, the Servicer, the Depositor, the Back-Up Servicer, the Indenture Trustee, the Administrative Agent or the Custodian.
(i)    Note Funding Agreement. Notwithstanding anything in this Section 2.4 or elsewhere in this Indenture or the Notes, the transfer restrictions described herein shall apply only to the Noteholders and shall not apply to the Purchasers whose rights to transfer interests in the Notes are governed solely by Section 8 of the Note Funding Agreement.
SECTION 2.5.    Mutilated, Destroyed, Lost and Stolen Notes.
(a)    If any mutilated Note is surrendered to the Indenture Trustee, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a replacement Note of the same tenor and Class and principal amount and bearing a number not contemporaneously outstanding.
(b)    If there shall be delivered to the Issuer and the Indenture Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of the same tenor and Class and principal amount and bearing a number not contemporaneously outstanding.
(c)    In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.
(d)    Upon the issuance of any replacement Note under this Section 2.5, the Issuer or the Indenture Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.
(e)    Every replacement Note issued pursuant to this Section 2.5 in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same tenor and Class duly issued hereunder.

(f)    The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
SECTION 2.6.    Payment of Interest and Principal; Rights Preserved.
(a)    Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by or on behalf of the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by check mailed to the address specified in the Note Register (or, if the Noteholder is the Administrative Agent, at such addresses as the Administrative Agent shall specify in writing), or if a Noteholder has provided wire transfer instructions to the Indenture Trustee at least five Business Days prior to the applicable Payment Date, upon the request of a Noteholder, by wire transfer of federal funds to the accounts and numbers specified in the Note Register (or, if the Noteholder is the Administrative Agent, at such accounts and numbers as the Administrative Agent shall specify in writing), in each case on such Record Date for such Person.
(b)    All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date or prepayment date as set forth in a Prepayment Notice shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment, except that each Holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office prior to receipt of payment of the final installment of principal of such Note.
(c)    All outstanding principal of each Note (unless sooner paid) will be due and payable on the Rated Final Maturity Date.
SECTION 2.7.    Persons Deemed Owners.
Prior to due presentment of a Note for registration of transfer, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, nor any Administrative Agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.
SECTION 2.8.    Cancellation.
All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.
SECTION 2.9.    Noteholder Lists.
The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. In the event the Indenture Trustee no longer serves as the Note Registrar, the Issuer shall furnish to the Indenture Trustee at least five Business Days before each Payment Date (and in all events in intervals of not more than six months) and at such other times as the Indenture Trustee may request in writing a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Noteholders.
SECTION 2.10.    Confidentiality.
The Administrative Agent may, in all cases, distribute information obtained pursuant to, or otherwise in connection with, this Indenture or the other Transaction Documents to the Purchasers. The parties hereto agree that the Administrative Agent (or Purchasers) may disclose such information (i) to its officers, directors, members, employees, Administrative Agents, counsel, accountants, auditors, advisors or representatives who have an obligation to maintain the confidentiality of such information, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through a Noteholder, Administrative Agent or such Purchaser, (iii) to the extent such information was available to a Noteholder, Administrative Agent or such Purchaser on a non-confidential basis prior to its disclosure to a Noteholder, Administrative Agent or such Purchaser in connection with this transaction, (iv) with the consent of the Servicer, (v) to the extent a Noteholder, Administrative Agent or such Purchaser should be (A) required in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that, in the case of this clause (v), a Noteholder, the Administrative Agent or such Purchaser, as the case may be, will (unless otherwise prohibited by law or in connection with regular regulatory reviews) notify the Issuer and the Servicer of its intention to make any such disclosure as early as practicable prior to making such disclosure and cooperate with the Servicer in connection with any action to obtain a protective order with respect to such disclosure; or (vi) in the case of a Conduit, to any rating agency rating or proposing to rate any commercial paper issued by such Conduit or a related Support Party.
SECTION 2.11.    Optional Prepayment.
(a)    The Issuer may prepay the Notes on any day, in whole or in part, on five Business Days’ prior written notice to the Administrative Agent, the Purchasers, the Indenture Trustee and each Qualified Hedge Counterparty (or such lesser notice period as shall be acceptable to the Administrative Agent, the Purchasers and the Indenture Trustee) (such notice, a “Prepayment Notice”) in accordance with Section 2.2 of the Note Funding Agreement, provided that the Issuer pays, subject to Section 3.2(b) hereof, on the date of prepayment, the amounts set forth in the Note Funding Agreement.

(b)    The applicable Prepayment Notice shall state (i) the principal amount of Notes to be paid and (ii) the Aggregate Loan Balance, as of the close of business on the day immediately preceding the date on which such Prepayment Notice is delivered, of the Borrowing Base Loans to be released under Section 4.7 hereof at the time of the prepayment of the Notes, with the Aggregate Loan Balance in an amount such that, after giving effect to such release and prepayment, the Aggregate Outstanding Note Balance shall not exceed the Borrowing Base. Reference is made to Section 4.7 hereof for the conditions to and procedure for the release of the Timeshare Loans and the Related Security in connection with any such prepayment.
(c)    Upon prepayment of the Notes in accordance with subsection (a) above, the Issuer shall modify any Hedge Agreements accordingly.
ARTICLE III.
ACCOUNTS; COLLECTION AND APPLICATION OF MONEYS; REPORTS
SECTION 3.1.    Trust Accounts; Hedge Collateral Account; Investments by Indenture Trustee.
(a)    The Indenture Trustee has established and shall maintain at the Corporate Trust Office in the name of the Indenture Trustee for the benefit of the Noteholders as provided in this Indenture, the Trust Accounts, which accounts shall be Eligible Bank Accounts maintained at the Corporate Trust Office. The Hedge Collateral Account Bank has established and shall maintain at the Corporate Trust Office in the name of the Issuer, the Hedge Collateral Account, which account shall be an Eligible Bank Account maintained at the Corporate Trust Office. From time to time, the Indenture Trustee shall establish, to the extent required under this Indenture, accounts in the name of the Indenture Trustee for the benefit of the Secured Parties, which accounts shall be Eligible Bank Accounts.
Subject to the further provisions of this Article III, the Indenture Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such Trust Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture and the Hedge Collateral Account Bank shall, upon receipt or upon transfer from another account, as the case may be, deposit into the Hedge Collateral Account all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. With respect to the Trust Accounts, all such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Indenture Trustee in such accounts as part of the Trust Estate, as herein provided subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture. With respect to the Hedge Collateral Account, all such amounts shall be held by the Hedge Collateral Account Bank in such account as herein provided subject to withdrawal by the Hedge Collateral Account Bank in accordance with, and for the purposes specified in the provisions of, this Indenture.
(b)    The Indenture Trustee shall assume that any amount remitted to it in respect of the Trust Estate is to be deposited into the Collection Account pursuant to Section 3.2(a) hereof.

(c)    None of the parties hereto shall have any right of set-off with respect to any Trust Account, or any investment therein.
(d)    So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in any Trust Account shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.1(f) hereof, each such Issuer Order may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by electronic or facsimile transmission from the employees or agents of the Issuer, as the case may be, identified therein, in each case in such amounts as such Issuer Order shall specify.
(e)    In the event that either (i) the Issuer shall have failed to give investment directions to the Indenture Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Indenture Trustee shall promptly invest and reinvest the funds then in the designated Trust Account to the fullest extent practicable in Wells Fargo Advantage Funds Heritage Money Market Fund (or successor money market funds thereto). All investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 3.1(f) hereof.
(f)    No investment of any amount held in any Trust Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in any Trust Account shall be deposited by the Indenture Trustee in such account immediately upon receipt.
(g)    Any investment of any funds in any Trust Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:
(i)    each such investment shall be made in the name of the Indenture Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;
(ii)    any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment;
(iii)    the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit into the account in which such investment was held; provided that no such sale may occur on any day other than the Business Day immediately preceding a Payment Date (for the avoidance of doubt, any full or partial liquidation of an investment in any money market fund is not subject to the foregoing restriction); and

(iv)    during the continuance of a Default, Event of Default, Amortization Event or Servicer Event of Default, neither the Issuer nor any of its Affiliates may exercise any voting rights with respect to an investment.
(h)    If any amounts are needed for disbursement from any Trust Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of an Issuer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Indenture Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account.
(i)    The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account resulting from losses on investments made in accordance with the provisions of this Section 3.1 including, but not limited to, losses resulting from the sale or depreciation in the market value of such investments (but the institution serving as Indenture Trustee shall at all times remain liable for its own obligations, if any, constituting part of such investments). The Indenture Trustee shall not be liable for any investment made by it in accordance with this Section 3.1 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.
(j)    Each party hereto agrees that each of the Trust Accounts constitutes a “securities account” within the meaning of Article 8 of the UCC and in such capacity Wells Fargo Bank, National Association shall be acting as a “securities intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC. The Indenture Trustee shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Trust Accounts. In furtherance of the foregoing, Wells Fargo Bank, National Association, acting as a “securities intermediary,” shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Indenture Trustee with respect to the Trust Accounts, without further consent by the Issuer. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any financial assets credited to each Trust Account shall be registered in the name of the Indenture Trustee or indorsed to the Indenture Trustee or in blank and in no case will any financial asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer. The Trust Accounts shall be under the sole dominion and control (as defined in Section 8-106 of the UCC) of the Indenture Trustee and the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Collection Account except in accordance with Section 3.4 hereof.
(k)    In the event that Wells Fargo Bank, National Association, as securities intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the security interest created by this Indenture and that the Indenture Trustee’s rights to the funds on deposit therein shall be subject to Section 3.4 hereof. The financial assets credited to, and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than as created pursuant to this Indenture.
(l)    If at any time a Trust Account or the Hedge Collateral Account shall cease to be an Eligible Bank Account, the Indenture Trustee or the Hedge Collateral Account Bank, as applicable, shall, within 30 days, establish a new Trust Account or Hedge Collateral Account, as applicable, that is an Eligible Bank Account. The 30-day period may be extended an additional 30 days if the Indenture Trustee or the Hedge Collateral Account Bank, as applicable, provides to S&P an action plan prior to the expiration of the entire 30-day period.
SECTION 3.2.    Establishment and Administration of the Accounts.
(a)    Collection Account.
(i)    The Indenture Trustee has caused to be established and shall cause to be maintained an account (the “Collection Account”) for the benefit of the Secured Parties. The Collection Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “Diamond Resorts Issuer 2008 LLC -- Collection Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Secured Parties”. The Indenture Trustee on behalf of the Secured Parties shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties as their interests appear in the Trust Estate. If, at any time, the Collection Account ceases to be an Eligible Bank Account, the Indenture Trustee shall, in accordance with Section 3.1(l), establish a new Collection Account (which if not maintained by the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee and the Administrative Agent) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the “Collection Account”. The Indenture Trustee agrees to immediately deposit any amounts received by it into the Collection Account. Amounts on deposit in the Collection Account shall be invested in accordance with Section 3.1 hereof. Withdrawals and payments from the Collection Account will be made on each Payment Date as provided in Sections 3.3, 3.4 and 6.6 hereof.
(ii)    Prepayment. On any date on which the Notes are prepaid as provided in Section 2.11 hereof and Timeshare Loans are released as provided in Section 4.7 hereof, the Indenture Trustee shall, if so directed by the Issuer and the Administrative Agent, accept funds for deposit into the Collection Account and deposit such funds into the Collection Account; provided, however, that any funds received for distribution on a prepayment date must be received in the Collection Account one Business Day prior to such prepayment date. Any such amount deposited into the Collection Account for a prepayment shall be used to first make the payments due in connection with such prepayment and release in accordance with the terms hereof on the prepayment date and any remaining amounts so deposited shall be paid by the Indenture Trustee as the Indenture Trustee is instructed in writing by the Administrative Agent and the Issuer.
(b)    Reserve Account. The Indenture Trustee shall cause to be established and maintained an account (the “Reserve Account”) for the benefit of the Secured Parties. The Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “Diamond Resorts Issuer 2008 LLC -- Reserve Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Secured Parties”. The Indenture Trustee on behalf of the Secured Parties shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties as their interests appear in the Trust Estate. If, at any time, the Reserve Account ceases to be an Eligible Bank Account, the Indenture Trustee shall, in accordance with Section 3.1(l), establish a new Reserve Account (which if not maintained by the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee and the Administrative Agent) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Reserve Account and from the date such new Reserve Account is established, it shall be the “Reserve Account.” Amounts on deposit in the Reserve Account shall be invested in accordance with Section 3.1 hereof. Deposits to the Reserve Account shall be made in accordance with Section 3.4(a) hereof. Funding, withdrawals and payments from the Reserve Account shall be made in the following manner:
(i)    Funding. On each Funding Date, the Issuer shall deposit or shall cause to be deposited into the Reserve Account an amount equal to the Reserve Account Required Funding Date Deposit (after giving effect to the addition of Additional Timeshare Loans on such date) and thereafter, on each Payment Date if the amount on deposit in the Reserve Account (after giving effect to any deposit of the applicable portion of the proceeds of any Borrowing on such Payment Date) is less than the Reserve Account Required Balance on the related Determination Date, a deposit shall be made to the Reserve Account, to the extent of Available Funds as provided in Section 3.4 hereof.
(ii)    Withdrawals. If, (A) on any Determination Date, the amounts on deposit in the Collection Account (after giving effect to all deposits thereto required hereunder) are insufficient to pay the Required Payments for the related Payment Date, on such Payment Date, the Indenture Trustee shall, based on the Monthly Servicer Report and to the extent of funds available in the Reserve Account, withdraw from the Reserve Account and deposit into the Collection Account an amount equal to the lesser of such insufficiency and the amount on deposit in such Reserve Account (the amount withdrawn, the “Reserve Account Draw Amount”).
(iii)    Stated Maturity, Rated Final Maturity Date or Payment in Full. On the earliest to occur of the Stated Maturity, the Rated Final Maturity Date and the Payment Date on which the Outstanding Note Balance will be reduced to zero, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts into the Collection Account to be used as Available Funds in accordance with Section 3.4 hereof.
(iv)    Amortization Event and Event of Default. Upon the occurrence of an Amortization Event or Event of Default, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts to the Collection Account to be used as Available Funds in accordance with Section 3.4 or Section 6.6, as applicable.
(v)    Amounts in Excess of Reserve Account Required Balance. If, on any Payment Date, amounts on deposit in the Reserve Account are greater than the Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw funds in excess of the Reserve Account Required Balance from the Reserve Account and deposit such funds into the Collection Account as Available Funds on such Payment Date for application in accordance with Section 3.4 hereof.
(c)    Hedge Collateral Account. In the event a Hedge Agreement contemplates the posting of collateral, upon receipt of an Issuer Order, the Hedge Collateral Account Bank shall cause to be established and shall maintain an account (the “Hedge Collateral Account”) for the benefit of the Issuer. The Hedge Collateral Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Hedge Collateral Account Bank, bearing the following designation “Diamond Resorts Issuer 2008 LLC - Hedge Collateral Account”. The Issuer shall possess all right, title and interest in all funds on deposit from time to time in the Hedge Collateral Account and in all proceeds thereof. If, at any time, the Hedge Collateral Account ceases to be an Eligible Bank Account, the Hedge Collateral Account Bank shall, in accordance with Section 3.1(l), establish a new Hedge Collateral Account which shall be an Eligible Bank Account, transfer any cash to such new Hedge Collateral Account and from the date such new Hedge Collateral Account is established, it shall be the “Hedge Collateral Account.” Amounts on deposit in the Hedge Collateral Account shall remain uninvested. Deposits and withdrawals to and from the Hedge Collateral Account shall be made at the written direction of the Servicer, on behalf of the Issuer, in accordance with the related Hedge Agreement. The Hedge Collateral Account Bank shall not be responsible for monitoring compliance by the Issuer, the Servicer, the Qualified Hedge Counterparty or any other Person of any provision of any Hedge Agreement and shall be entitled to conclusively rely on any Issuer Order or written direction from the Servicer, on behalf of the Issuer, related thereto. The Hedge Collateral Account Bank shall be entitled to the same rights, benefits and protections as the Indenture Trustee, including the indemnification rights that the Indenture Trustee is entitled to under Section 5.15 hereof.
SECTION 3.3.    Hedge Agreement.
(a)        The Issuer shall provide Hedge Agreements in accordance with the terms described in this Section 3.3 (the “Hedge Requirements”).
(b)        Hedge Agreements.

(i)    Each Hedge Agreement shall either be in the form of an interest rate cap or an interest rate swap, or a combination thereof, in each case between the Issuer and a Qualified Hedge Counterparty, with an effective date on or prior to a Funding Date.
(ii)    In the case of an interest rate swap, the related Hedge Agreement shall provide for the payment on each Payment Date to the related Hedge Counterparty of interest on the notional amount thereof at a fixed rate per annum and the payment to the Indenture Trustee for deposit into the Collection Account of a floating rate per annum equal to the LIBOR Rate for each Interest Accrual Period; provided that the Issuer and the Hedge Counterparties may, subject to the related Hedge Agreements, make payments on a net basis; provided, further, that the fixed rate per annum paid to a Hedge Counterparty under an interest rate swap shall not cause the Gross Excess Spread Percentage to be less than 7.00%.
(iii)    In the case of an interest rate cap, the related Hedge Agreement shall provide for the payment by the Hedge Counterparty to the Indenture Trustee for deposit into the Collection Account on each Payment Date if the LIBOR Rate is greater than the Required Cap Rate for the related Interest Accrual Period, if any.
(iv)    Any confirmation related to the ISDA Master Agreement and schedule thereto or long form confirmation, in each case, in the form of interest rate swaps, shall terminate on the last day that the Notes are assumed to be Outstanding based on the Hedge Amortization Schedules.
(v)    Each Hedge Agreement may permit, if the related Hedge Counterparty fails to meet the rating requirements in clause (a) of the definition of Qualified Hedge Counterparty, such related Hedge Counterparty to post collateral to secure its obligations under the related Hedge Agreement. To the extent such Hedge Agreement permits the posting of collateral, such Hedge Agreement shall require the following terms (the “Hedge Agreement Collateral Posting Requirements”):
(A)    the Hedge Counterparty shall, within 10 Business Days’ of failing to meet such rating requirement, secure its obligations under the related Hedge Agreement, by posting collateral to the Hedge Collateral Account Bank for deposit into the Hedge Collateral Account in an amount equal to the Hedge Collateral Amount;
(B)    the Hedge Counterparty shall, at least on a weekly basis, mark-to-market the related Hedge Agreement (pursuant to the terms thereof) and post additional collateral, as necessary such that the amount on deposit in the Hedge Collateral Account is at least equal to the Hedge Collateral Amount; and
(C)    “Hedge Collateral Amount” shall mean with respect to a Hedge Counterparty that has been downgraded below the rating requirements in clause (a) of the definition of Qualified Hedge Counterparty, the following:

(1)
If the Hedge Counterparty has a long-term unsecured debt rating of below “A-” from S&P or a short-term unsecured debt rating below “A-1” from S&P but has a long-term unsecured debt rating of at least “BBB” from S&P, the Hedge Collateral Amount shall be calculated using the following formula:

a.	Max[0, MtM + (5.5% * notional amount of Hedge Agreement)], if the weighted average life of the Hedge Agreement is less than or equal to three years;

b.	Max[0, MtM + (8.1% * notional amount of Hedge Agreement)], if the weighted average life of the Hedge Agreement is greater than three years but less than or equal to five years; or

c.	Max[0, MtM + (9.8% * notional amount of Hedge Agreement)], if the weighted average life of the Hedge Agreement is greater than five years but less than or equal to ten years.
“MtM” = Mark-to-market value of the Hedge Agreement. For the avoidance of doubt, the Mark-to-market value shall be expressed as a negative number if the Issuer is net out-of-the-money with respect to the Hedge Agreement and as a positive number if the Issuer is net in-the-money with respect to the Hedge Agreement.
(vi)    Immediately upon receipt, the Indenture Trustee shall deposit all amounts received in respect of the Hedge Agreements into the Collection Account (other than amounts in respect of the Hedge Agreement Collateral Posting Requirements, which shall be deposited by the Hedge Counterparty into the Hedge Collateral Account).
(vii)    Upon notice or knowledge of any Hedge Event of Default or Termination Event, any party hereto shall provide notice to the other parties hereto and the Hedge Counterparty.
(viii)    The Issuer agrees that if any Hedge Counterparty ceases to be a Qualified Hedge Counterparty, unless 100% of the Purchasers agree that such Hedge Counterparty shall continue, the Issuer shall have 60 calendar days (x) to cause such Hedge Counterparty to assign its obligations under the related Hedge Agreement to a new Qualified Hedge Counterparty (or such Hedge Counterparty shall have 60 calendar days to again become a Qualified Hedge Counterparty), (y) to obtain a guarantor (with such form of guarantee meeting S&P’s then current criteria) that meets the definition of Qualified Hedge Counterparty, or (z) to obtain a substitute Hedge Agreement with a Qualified Hedge Counterparty, together with such Qualified Hedge Counterparty’s acknowledgement of the pledge by the Issuer to the Indenture Trustee of the Issuer’s rights under such Hedge Agreement provided, that the Issuer shall not terminate ineligible Hedge Agreements until the related substitute Hedge Agreements with such Qualified Hedge Counterparties are effective. The Hedge Counterparty which ceases to be a Qualified Hedge Counterparty shall cover all costs relating to assigning its obligations, obtaining a guarantor or obtaining a substitute Hedge Agreement with a Qualified Hedge Counterparty.

(ix)    Three Business Days prior to each Funding Date, the Servicer, on behalf of the Issuer shall, provide to the Administrative Agent a timeshare loan data file with sufficient information so that, if required, the Administrative Agent may prepare the Hedge Amortization Schedule. Subject to the timely delivery of information by the Servicer, with respect to each Funding Date, the Administrative Agent shall provide the Issuer and the Servicer with the Hedge Amortization Schedule no later than two (2) Business Days thereafter.
(x)    Subject to the limitation on Hedge Agreements in the form of interest rate swaps set forth in Section 3.3(b)(xii), without affecting the Issuer’s obligations under Section 3.3(b)(viii), the parties hereto agree that the Hedge Requirements do not obligate the Issuer to cause the Hedge Counterparty to terminate, assign or collateralize its Hedge Agreement as a result of such Hedge Counterparty no longer satisfying the definition of Qualified Hedge Counterparty, and, consequently, the Issuer may be party to multiple Hedge Agreements and/or interest rate swaps or interest rate caps with counterparties which are Qualified Hedge Counterparties as well as counterparties that are not Qualified Hedge Counterparties, all collectively having an aggregate notional amount in excess of 100% of the Outstanding Note Balance.
(xi)    In the event the Issuer shall execute a Securitization Take-Out Transaction, whereby all of the Outstanding Note Balance of the Notes is repaid, it shall terminate all confirmations related to the ISDA Master Agreement and schedules thereto or long form confirmations, in each case, in the form of interest rate swaps.
(xii)    The notional amount of Hedge Agreements in the form of interest rate swaps may not exceed 105% of the Aggregate Outstanding Note Balance.
(c)        [Reserved].
(d)        Notional Amounts and Adjustments.
(i)    the Issuer shall, as of each Funding Date, cause the notional amount of the Hedge Agreements to be adjusted and/or enter into new Hedge Agreements such that the notional amount of the Hedge Agreements shall be equal to or greater than 90% of the Aggregate Outstanding Note Balance;
(ii)    the Issuer shall, on each Funding Date, adjust (A) the Hedge Agreements to reflect the Required Cap Rate (in the case of a Hedge Agreement in the form of an interest rate cap) if such Hedge Agreements provides for a cap rate which is above the Required Cap Rate; and (B) the termination date of the Hedge Agreements in accordance with the Hedge Amortization Schedule following such Funding Date; and
(iii)    on any Funding Date, any additional premium, termination payment or other out-of-pocket costs and expenses relating to the adjustments to the Hedge Agreements, or new Hedge Agreements shall be funded by the Issuer from the proceeds of the related Borrowing.

(e)    To the extent permitted by applicable law, the parties hereto acknowledge and agree that the Indenture Trustee shall not be required to act as a “commodity pool operator” (as defined in the Commodity Exchange Act, as amended) or be required to undertake regulatory filings related to this Agreement in connection therewith.
SECTION 3.4.    Distributions.
So long as the Notes have not been accelerated, (x) on each Payment Date (other than the first to occur of the Stated Maturity and the Rated Final Maturity Date and each Payment Date thereafter), to the extent of Available Funds on deposit in the Collection Account and with respect to the payment in item (ix) below only, to the extent of Available Funds, in all cases, based on the Monthly Servicer Report, and (y) on and after the first to occur of the Stated Maturity and the Rated Final Maturity Date, to the extent of all funds on deposit in the Collection Account, at the written direction of the Servicer, the Indenture Trustee shall, make the following disbursements and distributions to the following parties no later than 3:00 P.M. (New York City time), in the following order of priority:
(i)    to the Indenture Trustee and the Custodian, ratably based on their respective entitlements, the Indenture Trustee Fee and the Custodial Fee, respectively, plus any accrued and unpaid Indenture Trustee Fees and Custodial Fees, respectively, with respect to prior Payment Dates and all expenses, including indemnities, incurred and charged by the Indenture Trustee and the Custodian during the related Due Period (up to an aggregate total of $25,000, including all expenses reimbursed on prior Payment Dates pursuant to this clause (i), per twelve month period);
(ii)    to the Hedge Counterparty, its Net Hedge Payment, if any;
(iii)    to the Back-Up Servicer, the Back-Up Servicing Fee, plus any accrued and unpaid Back-Up Servicing Fees with respect to prior Payment Dates plus any Transition Expenses incurred during the related Due Period (up to an aggregate cumulative total of $100,000);
(iv)    to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates; provided, however, that immediately after receipt of such Servicing Fee, the Servicer shall remit the Issuer’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;
(v)    to the Administrative Agent, any Administrative Agent Fees, plus any accrued and unpaid Administrative Agent Fees from prior Payment Dates;
(vi)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, all Non-Usage Fees for the Class A Noteholders and the Class B Noteholders pro rata based on the Class A Percentage Interest and the Class B Percentage Interest, respectively, plus any accrued and unpaid Non-Usage Fees from prior Payment Dates;

(vii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, the Interest Distribution Amount for the Class A Notes based on the Class A Percentage Interest, plus any unpaid Interest Distribution Amount for the Class A Notes from prior Payment Dates;
(viii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, the Interest Distribution Amount for the Class B Notes based on the Class B Percentage Interest, plus any unpaid Interest Distribution Amount for the Class B Notes from prior Payment Dates;
(ix)    other than if the Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the Hedge Agreement), to the Hedge Counterparty, the Hedge Termination Payment, if any (up to an aggregate cumulative total of $10,000,000, excluding Termination Payments paid in connection with a Securitization Take-Out Transaction; provided, the aggregate cumulative total will be reset to zero following each Securitization Take-Out Transaction);
(x)    (a) except if an Amortization Event shall have occurred, to the Class A Noteholders and Class B Noteholders, the Principal Distribution Amount, pro rata based on their Percentage Interests and (b) if an Amortization Event shall have occurred, (1) first, to the Class A Noteholders, the Principal Distribution Amount until the Outstanding Note Balance of the Class A Notes is reduced to zero and (2) second, to the Class B Noteholders, the Principal Distribution Amount until the Outstanding Note Balance of the Class B Notes is reduced to zero;
(xi)    other than if the Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the Hedge Agreement), to the Hedge Counterparty, the Hedge Termination Payment, if any, not paid in (ix) above;
(xii)    except if an Amortization Event shall have occurred, to the Reserve Account, all remaining amounts until the amounts on deposit in the Reserve Account shall equal the Reserve Account Required Balance;
(xiii)    except if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder on behalf of each Non-Extending Purchaser, an amount equal to the Non-Extending Principal Reduction Amount until each Non-Extending Purchaser’s interest in the Notes has been reduced to zero;
(xiv)    if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder and nominee of the Purchasers, all remaining Available Funds, (1) first, to the Class A Noteholders, until the Outstanding Note Balance of the Class A Notes has been reduced to zero and (2) second, to the Class B Noteholders, until the Outstanding Note Balance of the Class B Notes is reduced to zero;

(xv)    to the Administrative Agent as Noteholder and nominee of the Purchasers, the Deferred Interest Distribution Amount for the Class A Notes based on the Class A Percentage Interest, if any;
(xvi)    to the Administrative Agent as Noteholder and nominee of the Purchasers, the Deferred Interest Distribution Amount for the Class B Notes based on the Class B Percentage Interest, if any;
(xvii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, to the extent applicable, amounts specified by the Administrative Agent as payable pursuant the Note Funding Agreement (including but not limited to Sections 2.3, 6.1, 6.2, 6.3 and/or 6.5 thereof);
(xviii)    to the Hedge Counterparty, any Hedge Termination Payment not paid in (ix) or (xi) above;
(xix)    to the Indenture Trustee, the Custodian and the Back-Up Servicer, any expenses and indemnities not paid pursuant to clause (i) or (iii) above, as applicable;
(xx)    except if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder on behalf of each Non-Extending Purchaser, an amount equal to 90% of its ratable share (calculated, without giving effect to payments made on such Payment Date, as a percentage, the numerator of which is such Non-Extending Purchaser’s portion of the Aggregate Outstanding Note Balance and the denominator of which is the Aggregate Outstanding Note Balance of the Notes) of the remaining Available Funds in reduction of each Non-Extending Purchaser’s interest in the Notes, as applicable; and
(xxi)    to the Issuer, any remaining amounts.
SECTION 3.5.    Reports to Noteholders.
On each Payment Date the Indenture Trustee shall account to the Administrative Agent, the Issuer and each Noteholder (i) the portion of payments then being made which represents principal and the amount which represents interest, and (ii) the amounts on deposit in each Trust Account and identifying the investments included therein. The Indenture Trustee may satisfy its obligations under this Section 3.5 by making available electronically the Monthly Servicer Report to the Administrative Agent, the Noteholders, and the Issuer; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 3.5 until it has received the requisite information from the Issuer or the Servicer. On or before the 5th day prior to the final Payment Date with respect to any Class of Notes, the Indenture Trustee shall send notice of such Payment Date to the Administrative Agent and the Noteholders of such Class. Such notice shall include a statement that if such Notes are paid in full on the final Payment Date, interest shall cease to accrue as of the day immediately preceding such final Payment Date.
The Indenture Trustee may make available to the Administrative Agent, the Noteholders and the Purchasers, via the Indenture Trustee’s Internet Website, the Monthly Servicer Report

available each month and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Timeshare Loans as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
The Indenture Trustee’s Internet Website shall be initially located at www.CTSLink.com or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Issuer, the Servicer, the Noteholders, the Purchasers and the Administrative Agent. In connection with providing access to the Indenture Trustee’s Internet Website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Indenture.
The Indenture Trustee shall have the right to change the way Monthly Servicer Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.
Notwithstanding any other provision of this Indenture, the Indenture Trustee shall comply with all federal income tax withholding and information requirements with respect to payments of interest to Noteholders. If the Indenture Trustee does withhold any amount from an interest payment, pursuant to federal income tax withholding requirements, the Indenture Trustee shall indicate the amount withheld to the Noteholder.
SECTION 3.6.    Tax Matters.The Indenture Trustee, on behalf of the Issuer, shall comply with all requirements of the Code and applicable Treasury Regulations promulgated thereunder and applicable state and local law with respect to the withholding (including U.S. federal withholding taxes under FATCA) from any payments or distributions made by it to any Noteholder or any holder of a beneficial interest in the Issuer of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith. Each Noteholder, by acceptance of a Note, hereby agrees that (i) it will provide it’s Noteholder Tax Identification Information and to the extent FATCA Withholding Tax is applicable, Noteholder FATCA Information (to the extent not included in the Noteholder Tax Identification Information) to the Indenture Trustee and (ii) it agrees that the Indenture Trustee has the right to withhold any amount of interest, principal and other payment (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder that fails to comply with the requirements of Section 12.1(o)(iii) hereof.
Annually (and more often, if required by applicable law), the Indenture Trustee shall distribute to the Noteholders any Form 1099 or similar information returns required by applicable tax law to be distributed to the Noteholders and the Purchasers. The Paying Agent shall prepare or cause to be prepared all such information for distribution by the Indenture Trustee to the Noteholders and the Purchasers.
     ARTICLE IV.
THE TRUST ESTATE

SECTION 4.1.    Conveyance of Trust Estate/Acceptance by Indenture Trustee.
(a)    The Indenture Trustee hereby acknowledges the conveyance by the Issuer of the assets constituting the Trust Estate. The Indenture Trustee shall hold the Trust Estate in trust for the benefit of the Secured Parties, subject to the terms and provisions hereof. In connection with any transfer of Timeshare Loans to the Issuer, the Issuer will deliver or cause to be delivered (i) to the Custodian, the Timeshare Loan Files and (ii) to the Servicer, the Timeshare Loan Servicing Files.
(b)    The Indenture Trustee shall perform its duties under this Section 4.1 and hereunder on behalf of the Trust Estate and for the benefit of the Secured Parties in accordance with the terms of this Indenture and applicable law and, in each case, taking into account its other obligations hereunder, but without regard to:
(i)    any relationship that the Indenture Trustee or any Affiliate of the Indenture Trustee may have with an Obligor;
(ii)    the ownership of any Note by the Indenture Trustee or any Affiliate of the Indenture Trustee;
(iii)    the Indenture Trustee’s right to receive compensation for its services hereunder or with respect to any particular transaction; or
(iv)    the ownership, or holding in trust for others, by the Indenture Trustee of any other assets or property.
SECTION 4.2.    Acquisition of Timeshare Loans.
The Issuer covenants that, except as provided in Section 4.3 hereof, it shall only acquire Timeshare Loans in accordance with the provisions of the Sale Agreement and, without limiting the generality of the Granting Clause, upon any such acquisition, such Timeshare Loans shall be deemed to be a part of the Trust Estate.
SECTION 4.3.    Additional Timeshare Loans.
(a)    Subject to the limitations and conditions specified in this Section 4.3, the Issuer may from time to time identify additional Eligible Timeshare Loans (“Additional Timeshare Loans”) to be acquired by or Granted to the Issuer on a Transfer Date. Such Additional Timeshare Loans and the Related Security shall be included in the Trust Estate as provided herein.
(b)    The acquisition or Grant of the Additional Timeshare Loans shall be subject to the satisfaction of the following conditions:
(i)    at least two Business Days preceding the proposed Transfer Date, the Issuer shall have delivered to the Administrative Agent a schedule of such proposed Additional Timeshare Loans;

(ii)    the Issuer and the Servicer shall execute an Additional Timeshare Loan Supplement substantially in the form of Exhibit H hereto;
(iii)    the Commitment Expiration Date shall not have occurred and no Amortization Event, Servicer Event of Default, Event of Default or Default shall have occurred and be continuing or would occur as a result of the addition of the Timeshare Loans;
(iv)    on or prior to the Transfer Date, the Custodian shall have possession of the related Timeshare Loan File and shall have delivered a Trust Receipt therefor in accordance with the provisions of the Custodial Agreement;
(v)    the Issuer shall have taken any actions necessary or advisable to maintain the Indenture Trustee’s perfected security interest in the Trust Estate for the benefit of the Noteholders; and
(vi)    each Additional Timeshare Loan shall be an Eligible Timeshare Loan.
SECTION 4.4.    Tax Treatment.
(a)    The provisions of this Indenture shall be construed in furtherance of the Intended Tax Characterization (as defined below). The conveyance by the Issuer of the Timeshare Loans to the Indenture Trustee shall not constitute and is not intended to result in an assumption by the Indenture Trustee, any Noteholder or Purchaser of any obligation of the Issuer or the Servicer to the Obligors, the insurers under any insurance policies, or any other Person in connection with the Timeshare Loans.
(b)    It is the intention of the parties hereto that, with respect to all taxes, the Notes will be treated as indebtedness to the Noteholders secured by the Timeshare Loans (the “Intended Tax Characterization”). The Issuer, the Servicer and the Indenture Trustee, by entering into this Indenture, and each Noteholder by the purchase of a Note, agree to report such transactions for purposes of all taxes in a manner consistent with the Intended Tax Characterization, unless otherwise required by applicable law. If the Notes are not properly treated as indebtedness with respect to all taxes, then the parties intend that they shall constitute interests in a partnership for such purposes and, in that regard, agree that no election to treat the Issuer in any part as a corporation under Treasury Regulation section 301.7701-3 shall be made by any Person.
(c)    The Issuer, the Servicer and the Back-Up Servicer shall take no action inconsistent with the Indenture Trustee’s interest in the Timeshare Loans and shall indicate or shall cause to be indicated in its books and records held on its behalf that each Timeshare Loan constituting the Trust Estate has been assigned to the Indenture Trustee on behalf of the Noteholders.
SECTION 4.5.    Further Action Evidencing Assignments.
(a)    The Issuer and the Servicer each agrees that, from time to time, at its respective expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer or the Indenture Trustee or Administrative Agent may reasonably request, in order to perfect, protect or more fully evidence the security interest in the Timeshare Loans or to enable the Indenture Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Issuer will, without the necessity of a request or upon the request of the Servicer or the Indenture Trustee, execute and file (or cause to be executed and filed) such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to create and maintain in the Indenture Trustee a first priority perfected security interest, at all times, in the Trust Estate, including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements prior to the effective date of any change of the name, identity or structure or relocation of its chief executive office or its jurisdiction of formation or any change that would or could affect the perfection pursuant to any financing statement or continuation statement or assignment previously filed or make any UCC-1 or continuation statement previously filed pursuant to this Indenture seriously misleading within the meaning of applicable provisions of the UCC (and the Issuer shall give the Indenture Trustee at least 30 Business Days prior notice of the expected occurrence of any such circumstance). The Issuer shall deliver promptly to the Indenture Trustee file-stamped copies of any such filing.
(b)    (i) The Issuer hereby grants to each of the Servicer and the Indenture Trustee a power of attorney to execute and file all documents including, but not limited to assignments of Mortgage, UCC financing statements, amendments or continuation statements, on behalf of the Issuer as may be necessary or desirable to effectuate the foregoing and any recordation pursuant to Section 5.18 hereof and (ii) the Servicer hereby grants to the Indenture Trustee a power of attorney to execute and file all documents on behalf of the Servicer as may be necessary or desirable to effectuate the foregoing; provided, however, that such grant shall not create a duty on the part of the Indenture Trustee or the Servicer to file, prepare, record or monitor, or any responsibility for the contents or adequacy of, any such documents.
SECTION 4.6.    Repurchase and Substitution of Timeshare Loans.
(a)    Mandatory Repurchase and Substitution of Timeshare Loans for Breach of Representation or Warranty. If at any time, any party hereto obtains knowledge, discovers, or is notified by any other party hereto, that any of the representations and warranties of the Depositor in the Sale Agreement were incorrect as of the date such representations and warranties were made, then the party discovering such defect, omission, or circumstance shall promptly notify the other parties to this Indenture and the Depositor. In the event any representation or warranty of the Depositor is incorrect as of the date such representation or warranty was made and materially and adversely affects the value of a Timeshare Loan or the interests of the Noteholders or Purchasers therein, then the Issuer and the Indenture Trustee shall require the Depositor, within 30 days after the date it is first notified of, or otherwise discovers such breach, to eliminate or otherwise cure in all material respects the circumstance or condition which has caused such representation or warranty to be incorrect or either: (i) repurchase such Defective Timeshare Loan at the Repurchase Price or (ii) provide one or more Qualified Substitute Timeshare Loans and pay the Substitution Shortfall Amount, if any; provided, that to the extent an Amortization Event shall have occurred and is continuing, the Depositor shall use its best efforts to repurchase each Timeshare Loan instead of replacing such Timeshare Loan. The Indenture Trustee is hereby appointed attorney-in-fact, which appointment is coupled with an interest and is therefore irrevocable, to act on behalf and in the name of the Issuer to enforce the Depositor’s repurchase or substitution obligations if the Depositor has not complied with its repurchase or substitution obligations under the Sale Agreement within 15 days of the end of the aforementioned 30 day period.
(b)    Optional Repurchase and Substitution of 60-Day Plus Delinquent Loans. On any date, pursuant to the Sale Agreement, DFHC shall have the option, but not the obligation, to either: (i) repurchase a 60-Day Plus Delinquent Loan from the Issuer for a price equal to the Repurchase Price therefor, or (ii) substitute one or more Qualified Substitute Timeshare Loans for a 60-Day Plus Delinquent Loan and pay the related Substitution Shortfall Amount, if any.
(c)    [Reserved].
(d)    Limitation on Optional Repurchases and Substitutions of 60-Day Plus Delinquent Loans. The aggregate Cut-Off Date Loan Balance of 60-Day Plus Delinquent Loans that may be repurchased and substituted pursuant to Section 4.6(b) hereof shall be limited on any date to 15% and 20%, respectively of the highest aggregate Loan Balance of all Timeshare Loans owned by the Issuer since the Amendment Closing Date, less the aggregate of the Cut-Off Date Loan Balances of all 60-Day Plus Delinquent Loans previously repurchased or substituted, as applicable, pursuant to Section 4.6(b) hereof since the Amendment Closing Date. The prepayment of a Timeshare Loan resulting from an Obligor electing to enter into an Upgraded Timeshare Loan shall not be considered an exercise by DFHC of the repurchase or substitution option described in Section 4.6(b) hereof.
(e)    Repurchase Prices and Substitution Shortfall Amounts. The Issuer and the Indenture Trustee shall direct that the Depositor and DFHC to remit all amounts in respect of Repurchase Prices and Substitution Shortfall Amounts to the Indenture Trustee for deposit in the Collection Account. In the event that more than one Timeshare Loan is substituted pursuant to any of Sections 4.4(a) through 4.4(c) hereof on any Substitution Date, the Substitution Shortfall Amounts and the Loan Balances of Qualified Substitute Timeshare Loans shall be calculated on an aggregate basis for all substitutions made on such Substitution Date.
(f)    Schedule of Timeshare Loans. The Issuer shall cause the Depositor or DFHC, as applicable, to provide the Indenture Trustee on any date on which a Timeshare Loan is repurchased or substituted, with a revised Schedule of Timeshare Loans to the Sale Agreement reflecting the removal of Timeshare Loans and subjecting any Qualified Substitute Timeshare Loans to the provisions thereof.
(g)    Officer’s Certificate. No substitution of a Timeshare Loan shall be effective unless the Issuer and the Indenture Trustee shall have received an Officer’s Certificate from the Depositor or DFHC, as applicable, indicating that the new Timeshare Loan meets all the criteria of the definition of “Qualified Substitute Timeshare Loan” and that the Timeshare Loan Files for such Qualified Substitute Timeshare Loan have been delivered to the Custodian.
SECTION 4.7.    Release of Lien.

(a)    The Issuer shall be entitled to obtain a release from the Lien of the Indenture for any Timeshare Loan repurchased or substituted pursuant to Section 4.6 hereof: (i) in the case of any repurchase, after payment of the Repurchase Price of the Timeshare Loan, or (ii) in the case of any substitution, after payment of the applicable Substitution Shortfall Amount, if any, and the delivery of the Timeshare Loan Files for the related Qualified Substitute Timeshare Loan to the Custodian.
(b)    The Issuer shall be entitled to obtain a release from the Lien of the Indenture for any Timeshare Loan which has been paid in full or for which the assets securing such Timeshare Loan have been liquidated and remarketed in accordance with the Servicing Standard and all related recoveries have been deposited into the Collection Account.
(c)    If the Issuer exercises its right to prepay the Notes in whole or in part as provided in Section 2.11 hereof, the Issuer shall notify the Administrative Agent and the Indenture Trustee in writing of the prepayment date and principal amount of Notes to be prepaid on the prepayment date and the amount of interest and other amounts due and payable on such date in accordance with this Indenture and the Note Funding Agreement. On the prepayment date, upon receipt by the Indenture Trustee of all amounts to be paid to the Noteholders in accordance with this Indenture and the Note Funding Agreement as a result of such prepayment and the satisfaction of the conditions set forth in the following paragraphs, then, the Indenture Trustee and the Custodian shall release from the Lien of this Indenture those Timeshare Loans and the Related Security, all monies due or to become due with respect thereto and all Collections with respect thereto from and including the last day of the Due Period immediately preceding the date of such release which the Indenture Trustee and the Custodian is directed to release as described in the following paragraph.
The Issuer shall provide to the Indenture Trustee and the Custodian a list of the Timeshare Loans which are to be released, shall direct the Custodian to release such Timeshare Loan Files in accordance with the Custodial Agreement and shall direct the Servicer to delete such Timeshare Loans from the Schedule of Timeshare Loans.
In addition to receipt by the Indenture Trustee of the principal amount of the Notes to be prepaid, the interest thereon and other amounts due and payable in connection with such prepayment and the list of Timeshare Loans to be released, the following conditions shall be met before the Lien is released under this Section 4.7:
(i)    except with the prior written consent of the Administrative Agent and the Required Purchasers, after giving effect to such release, no Default, Servicer Event of Default, Amortization Event or Event of Default shall exist;
(ii)    as determined by the Administrative Agent and the Required Purchasers, after giving effect to such release, the remaining pool of Timeshare Loans in the Trust Estate meet all of the eligibility criteria set forth in the Transaction Documents; and
(iii)    as determined by the Administrative Agent and the Required Purchasers, the Timeshare Loans to be released from the Lien of this Indenture were not selected in a manner involving any selection procedures materially adverse to the Noteholders.

(d)    In connection with (a), (b) and (c) above, the Indenture Trustee will execute and deliver as directed in writing such endorsements and assignments as are provided to it by the Depositor or the Issuer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Depositor the legal and beneficial ownership of each repurchased or substituted Timeshare Loan being released pursuant to this Section 4.7. The Custodian shall release the related Timeshare Loan Files upon receipt of a Request for Release from the Servicer, substantially in the form of Exhibit B to the Custodial Agreement.
(e)    In connection with the release of Timeshare Loans as set forth in this Section 4.7, the Issuer and the Servicer shall cooperate in providing the Administrative Agent or any Purchaser with reasonably requested information regarding the Trust Estate.
SECTION 4.8.    Appointment of Custodian.
The Indenture Trustee may appoint one or more custodians to hold all of the Timeshare Loan Files as agent for the Indenture Trustee. Each custodian shall be a depository institution supervised and regulated by a federal or state banking authority or such other entity approved by the Administrative Agent, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Timeshare Loan File and shall not be the Issuer or an Affiliate of the Issuer. The initial Custodian shall be Wells Fargo Bank, National Association, pursuant to the terms of the Custodial Agreement. The Custodial Fees and expenses shall be paid as provided in Section 3.4 hereof.
SECTION 4.9.    Sale of Timeshare Loans.The parties hereto agree that none of the Timeshare Loans in the Trust Estate may be sold or disposed of in any manner except as expressly provided for herein.
ARTICLE V.
SERVICING OF TIMESHARE LOANS
SECTION 5.1.    Appointment of Servicer; Servicing Standard.
Subject to the terms and conditions herein, the Issuer hereby confirms the appointment of DFS as the initial Servicer hereunder. The Servicer shall service and administer the Timeshare Loans and perform all of its duties hereunder in accordance with applicable law, the Collection Policy, the terms of the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary and usual procedures employed by institutions servicing timeshare loans secured by timeshare estates, or if a higher standard, the highest degree of skill and attention that the Servicer exercises with respect to comparable assets that the Servicer services for itself or its Affiliates (the “Servicing Standard”).
SECTION 5.2.    Payments on the Timeshare Loans.
(a)    The Servicer shall, in a manner consistent with the Collection Policy (with respect to the initial Servicer, the Collection Policy attached hereto as Exhibit C), direct or otherwise cause the Obligors as to all Timeshare Loans (other than Obligors paying by means of credit cards) to mail or deposit by electronic means all Receivables and other payments due thereunder, or to make or credit such payments pursuant to automated clearing house debit and credit payments or credit card processing, payment, remittance and collection agreements, directly to the Servicer’s existing centralized collection lockbox account (the “Centralized Lockbox Account”), which Centralized Lockbox Account shall consist of one or more accounts maintained by the Servicer at an Approved Financial Institution (each, a “Lockbox Bank”), acting with the consent, or at the direction, of the Administrative Agent (or, if the Indenture Trustee shall have so required pursuant to Section 5.4(c) hereof, to a Lockbox Bank maintained by the Indenture Trustee for the benefit of the Noteholders). At all times, the Centralized Lockbox Account shall be subject to a Deposit Account Control Agreement in form and substance approved by the Administrative Agent. The Centralized Lockbox Account shall initially be maintained at Wells Fargo Bank, N.A.
(b)    Within one Business Day after receipt of any Receivables or other payments due under the Timeshare Loans in the Centralized Lockbox Account, the Servicer shall determine and segregate such Receivables and other payments from any monies or other items in the Centralized Lockbox Account that do not relate to Receivables or other payments made on the Timeshare Loans, and within one Business Day thereafter the Servicer shall remit such Receivables and other payments to the Collection Account. The Servicer is not required to remit any Miscellaneous Payments or Processing Charges, to the extent received, to the Collection Account.
(c)    Subject to Section 5.2(h) hereof, if, notwithstanding such instructions as provided in Section 5.2(a) hereof, any such Receivables or other payments are delivered to the Depositor, the Servicer or to any other Diamond Resorts Entity (an “Erroneous Payee”), the Depositor shall (or cause the Servicer to) deposit such Receivables or other payments into the Collection Account within two Business Days following the receipt. Subject to Section 5.2(h) hereof, in the event the Servicer receives any Receivables or other payments directly from or on behalf of any Obligors, the Servicer shall receive all such Receivables and other payments in trust for the sole and exclusive benefit of the Indenture Trustee, and the Servicer shall deliver to the Indenture Trustee for deposit in the Collection Account all such Receivables and other payments (in the form so received by the Servicer) within two Business Days, unless the Indenture Trustee shall have notified the Servicer to deliver such Receivables and other payments elsewhere, in which event such Receivables and other payments (in the form received) shall be endorsed by the Depositor to the Indenture Trustee and delivered to such account as the Indenture Trustee shall specify within two Business Days of the Servicer’s receipt thereof.
(d)    All interest earned on funds received with respect to Timeshare Loans and any Processing Charges deposited in accounts of the Servicer or in the Centralized Lockbox Account prior to deposit to the Collection Account pursuant to Section 5.2(b) hereof shall be deemed to be additional compensation to the Servicer for the performance of its duties and obligations hereunder.
(e)    On the Closing Date, the Amendment Closing Date, each Funding Date and each Transfer Date, the Servicer shall deposit to the Collection Account all Receivables and other payments collected and received in respect of the Timeshare Loans (other than the amounts described in Section 5.2(d) hereof) after the related Cut-Off Date.

(f)    Subject to Sections 5.2(b), (c), (d), (g) and (h) hereof, within two Business Days of receipt, the Servicer shall segregate all Receivables and other payments in respect of the Timeshare Loans and shall remit such amounts to the Collection Account. In the event that Miscellaneous Payments or Processing Charges are erroneously deposited in the Collection Account, the Indenture Trustee shall pay such funds to the Servicer prior to any distributions under Section 3.4 hereof on the next Payment Date as instructed by the Servicer.
(g)    The Servicer shall net out Liquidation Expenses from any Liquidation Proceeds on 60-Day Plus Delinquent Loans prior to deposit of the net Liquidation Proceeds into the Collection Account pursuant to Section 5.2(f) hereof. To the extent that the Servicer shall subsequently recover any portion of such Liquidation Expenses from the related Obligor, the Servicer shall deposit such amounts into the Collection Account in accordance with Section 5.2(f) hereof.
SECTION 5.3.    Duties and Responsibilities of the Servicer.
(a)    In addition to any other customary services which the Servicer may perform or may be required to perform hereunder, the Servicer shall perform or cause to be performed through sub-servicers, the following servicing and collection activities in accordance with the Servicing Standard:
(i)    perform standard accounting services and general record keeping services with respect to the Timeshare Loans;
(ii)    respond to telephone or written inquiries of Obligors concerning the Timeshare Loans;
(iii)    keep Obligors informed of the proper place and method for making payment with respect to the Timeshare Loans;
(iv)    contact Obligors to effect collection and to discourage delinquencies in the payment of amounts owed under the Timeshare Loans and doing so by any lawful means, including but not limited to (A) mailing of routine past due notices, (B) preparing and mailing collection letters, (C) contacting delinquent Obligors by telephone to encourage payment, and (D) mailing of reminder notices to delinquent Obligors;
(v)    report tax information to Obligors and taxing authorities to the extent required by law;
(vi)    take such other action as may be necessary or appropriate in the discretion of the Servicer for the purpose of collecting and transferring to the Indenture Trustee for deposit into the Collection Account all payments received by the Servicer or remitted to any of the Servicer’s accounts in respect of the Timeshare Loans (except as otherwise expressly provided herein), and to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Indenture;

(vii)    in the Servicer’s sole discretion, acquire Nonfinancial Assets on behalf of the Issuer and to be held as part of the Trust Estate for such period of time as the Servicer deems it advisable to do so, and to manage, lease or rent, encumber and sell such Nonfinancial Assets, so long as the Servicer acts under the reasonable belief that it is doing so in the best interests of the Issuer, and to deposit any Retained Asset Proceeds in the Collection Account;
(viii)    remarketing Timeshare Interests;
(ix)    arranging for Liquidations of Timeshare Properties and Right-to-Use Interests related to 60-Day Plus Delinquent Loans;
(x)    disposing of Timeshare Interests related to the Timeshare Loans whether following repossession, foreclosure or otherwise;
(xi)    to the extent requested by the Indenture Trustee, use reasonable best efforts to enforce the purchase and substitution obligation of the Depositor under the Sale Agreement;
(xii)    not modify, waive or amend the terms of any Timeshare Loan unless a default on such Timeshare Loan has occurred or is imminent or unless such modification, amendment or waiver will not: (i) alter the interest rate on or the principal balance of such Timeshare Loan, (ii) shorten the final maturity of, lengthen the timing of payments of either principal or interest under, or any other terms of, such Timeshare Loan, (iii) adversely affect the Timeshare Interest underlying such Timeshare Loan or (iv) reduce materially the likelihood that payments of interest and principal on such Timeshare Loan will be made when due; provided, however, that the Servicer may make the modifications, amendments or waivers described in clause (i) through (iv) above, so long as such modifications, amendments or waivers are not made with respect to more than 2% of the Timeshare Loans by Aggregate Loan Balance as of the end of the calendar month prior to such modification, amendment or waiver; provided, further, the Servicer may grant an extension of the final maturity of a Timeshare Loan if the Servicer, in its reasonable discretion, determines that (i) such Timeshare Loan is in default or default on such Timeshare Loan is likely to occur in the foreseeable future, and (ii) the value of such Timeshare Loan will be enhanced by such extension, provided that the Servicer will not (a) grant more than one extension per calendar year with respect to a Timeshare Loan, (b) grant an extension for more than one calendar month with respect to a Timeshare Loan in any calendar year or (c) grant an extension that would cause the stated maturity of a Timeshare Loan to be later than 24 months prior to the Rated Final Maturity Date;
(xiii)    work with Obligors in connection with any transfer of ownership of a Timeshare Interest by an Obligor to another Person and the Servicer may consent to the assumption by such Person of the Timeshare Loan related to such Timeshare Interest; provided, however, in connection with any such assumption, the rate of interest borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Timeshare Loan shall not be changed other than as permitted in (xii) above;

(xiv)    deliver such information and data to the Back-Up Servicer as is required under the Back-Up Servicing Agreement; and
(xv)    so long as the Servicer is DFS, on behalf of the Issuer, monitor the Hedge Agreements and to prepare such data and information as may be required by the Issuer, from time to time, to determine whether the Hedge Requirements are being satisfied.
(b)    For so long as a Diamond Resorts Entity controls the Resorts, the Servicer shall use commercially reasonable best efforts to maintain or cause to maintain the Resorts in good repair, working order and condition (ordinary wear and tear excepted).
(c)    For so long as a Diamond Resorts Entity controls the Resorts, the manager, related management contract and master marketing and sale contract (if applicable) for each Resort at all times shall be reasonably satisfactory to the Administrative Agent. For so long as a Diamond Resorts Entity controls the Association for a Resort, and a Diamond Resorts Entity is the manager, (i) if an amendment or modification to the related management contract and master marketing and sale contract materially and adversely affects the Noteholders or the Purchasers, then it may only be amended or modified with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed and (ii) if an amendment or modification to the related management contract and master marketing and sale contract does not materially and adversely affect the Noteholders or the Purchasers, the Servicer shall send a copy of such amendment or modification to S&P and the Administrative Agent with the Monthly Report to be delivered subsequent to the effective date of such amendment or modification.
(d)    In the event any Lien (other than a Permitted Lien) attaches to any Timeshare Loan or related collateral from any Person claiming from and through a Diamond Resorts Entity which materially adversely affects the Issuer’s interest in such Timeshare Loan, the Servicer shall, within the earlier to occur of ten Business Days after receiving notice of such attachment or the respective lienholders’ action to foreclose on such lien, either (i) cause such Lien to be released of record, (ii) provide the Indenture Trustee with a bond in accordance with the applicable laws of the state in which the Timeshare Property is located, issued by a corporate surety acceptable to the Administrative Agent, in an amount and in form reasonably acceptable to the Administrative Agent or (iii) provide the Administrative Agent with such other security as the Administrative Agent may reasonably require.
(e)    The Servicer shall: (i) promptly notify the Indenture Trustee, the Purchasers, the Administrative Agent and S&P of (A) receiving notice of any claim, action or proceeding which may be reasonably expected to have a material adverse effect on the Trust Estate, or any material part thereof, and (B) any action, suit, proceeding, order or injunction of which Servicer becomes aware after the date hereof pending or threatened against or affecting Servicer or any Affiliate which may be reasonably expected to have a material adverse effect on the Trust Estate or the Servicer’s ability to service the same; (ii) at the request of Indenture Trustee with respect to a claim or action or proceeding which arises from or through the Servicer or one of its Affiliates, appear in and defend, at Servicer’s expense, any such claim, action or proceeding which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same; and (iii) comply in all respects, and shall cause all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any governmental authority the failure to comply with which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same.
(f)    Except as contemplated by the Transaction Documents, the Servicer shall not, and shall not permit any Person to, encumber, pledge or otherwise grant a Lien (other than in the normal course of business) or security interest in and to the Reservation System (including, without limitation, all hardware, software and data in respect thereof) and furthermore agrees, and shall use commercially reasonable efforts to keep the Reservation System operational, not to dispose of the same and to allow the Collection the use of, and access to, the Reservation System.
(g)    The Servicer shall (i) notify the Administrative Agent and each of the Purchasers ten days prior to any material amendment or change to the Collection Policy or the Underwriting Guidelines and (ii) obtain the Administrative Agent’s prior written consent (which consent will not be unreasonably withheld or delayed) for any material amendment or change; provided, that the Servicer may immediately implement any changes (and provide notice to the Administrative Agent subsequent thereto) as may be required under applicable law from time to time upon the reasonable determination of the Servicer; and provided, further, that the Servicer shall deliver a copy of any non-material amendments or changes to the Collection Policy or the Underwriting Guidelines to the Administrative Agent, each of the Purchasers and the Indenture Trustee with the Monthly Servicer Report to be delivered subsequent to the effective date of such amendments or changes. The Servicer shall provide any such material amendment or change to the Collection Policy to S&P.
(h)    In connection with the Servicer’s duties under (vii), (viii), (ix) and (x) of subsection (a) above, the Servicer will undertake such duties in the ordinary course in a manner similar and consistent with (or better than) the manner in which the Servicer sells or markets other Timeshare Interests it or its Affiliates owns. In addition, in connection with the Servicer’s duties under (viii), (ix) and (x) of subsection (a) above, the Servicer agrees that it shall remarket and sell the Timeshare Interests related to the Timeshare Loans owned by the Issuer before it remarkets and sells Timeshare Interests of the same type owned by the Servicer or any of the Servicer’s Affiliates (other than Affiliates engaged primarily in Receivables Securitizations).
(i)    To the extent that any Timeshare Interest related to a 60-Day Plus Delinquent Loan is not a Retained Asset and is remarketed, or that a Retained Asset is subsequently remarketed or otherwise sold, the Servicer agrees that it shall require that Liquidation Proceeds be in the form of cash only.
(j)    To the extent there is a reduction in the policy limits of property damage insurance coverage for the timeshare fractional interest resorts, or Servicer has determined that such coverage, in accordance with Servicing Standard, if not available on commercially reasonable terms, Servicer shall provide written notice to S&P.
(k)    Notwithstanding any discretion provided in the Collection Policy, the initial Servicer hereby covenants that, with respect to a Timeshare Interest underlying a Right-to-Use Loan that is 181 days past due or a Right-to-Use Loan that is less than 181 days past due but for the Servicer has determined should be “charged-off”, it will re-market such Timeshare Interest within 30 days from such 181st date or date of determination and deposit the proceeds therefrom into the Collection

Account within such 30-day time period; provided, however, that the foregoing 30-day requirement shall not apply to Right-to-Use Loans that are subject to the (1) the Servicemembers Civil Relief Act of 2003, (2) where the related Obligor is a debtor in a bankruptcy case, (3) where the related Obligor has demanded a UCC foreclosure or (4) where the related Obligor is a Foreign Obligor (other than Canadian Obligors).
(l)    Notwithstanding any discretion provided in the Collection Policy, the initial Servicer hereby covenants that, with respect to a Timeshare Property underlying a Mortgage Loan that is 181 days past due or a Mortgage Loan that is less than 181 days past due but for the Servicer has determined should be “charged-off”, it will forward the Mortgage Loan to outside legal counsel to commence foreclosure proceedings and it will re-market such Timeshare Property within 30-days following completion of foreclosure date and deposit the proceeds therefrom into the Collection Account within such 30-day time period.
(m)    The Servicer shall provide written notice to S&P of any material modification, waiver or amendment of the terms of any Timeshare Loan effected pursuant to Section 5.03(a)(xii) hereof.
SECTION 5.4.    Servicer Events of Default.
(a)    If any Servicer Event of Default shall have occurred and not been waived hereunder, the Indenture Trustee may, and upon notice from the Administrative Agent shall, terminate, on behalf of the Noteholders, by notice in writing to the Servicer, all of the rights and obligations of the Servicer, as Servicer under this Indenture.
(b)    If any Authorized Officer of the Servicer shall have knowledge of the occurrence of a default by the Servicer hereunder, the Servicer shall promptly notify the Indenture Trustee, the Issuer, the Administrative Agent, S&P and each Purchaser, and shall specify in such notice the action, if any, the Servicer is taking in respect of such default. Unless consented to by the Administrative Agent, neither the Issuer nor the Indenture Trustee may waive any Servicer Event of Default.
(c)    If any Servicer Event of Default shall have occurred and not been waived hereunder, the Indenture Trustee shall direct and the Servicer shall cause to be delivered notices to the Obligors related to the Timeshare Loans instructing such Obligors to remit payments in respect thereof to a lockbox account specified by the Indenture Trustee, such lockbox to be maintained as an Eligible Bank Account for the benefit of the Noteholders. The Indenture Trustee shall cause to be established a lockbox account in accordance with Section 3.1 hereof.
SECTION 5.5.    Accountings; Statements and Reports.
(a)    Monthly Servicer Report. Not later than the fourth Business Day preceding a Payment Date, the Servicer shall deliver to the Issuer, the Indenture Trustee, the Back-Up Servicer, the Qualified Hedge Counterparty, each Purchaser and the Administrative Agent a report (the “Monthly Servicer Report”) substantially in the form of Exhibit D hereto, detailing certain activity relating to the Timeshare Loans. The Monthly Servicer Report shall be completed with the information specified therein for the related Due Period and shall contain such other information as may be reasonably requested by the Issuer, the Indenture Trustee, any Purchaser or the Administrative Agent in writing at least five Business Days prior to the date on which the Servicer is required to deliver the Monthly Servicer Report. Each such Monthly Servicer Report shall be accompanied by an Officer’s Certificate of the Servicer in the form of Exhibit E hereto, certifying the accuracy of the computations reflected in such Monthly Servicer Report. The Servicer agrees to consult and cooperate with the Administrative Agent in the preparation of the Monthly Servicer Report.
(b)    Certification as to Compliance. The Servicer shall deliver to the Issuer, the Indenture Trustee, the Administrative Agent and each Purchaser, an Officer’s Certificate on or about December 31 of each year commencing in 2014: (i) to the effect that a review of the activities of the Servicer’s performance under this Indenture during 2014 and each following year for so long as the Indenture is in effect has been made under the supervision of the officers executing such Officer’s Certificate with a view to determining whether during such period the Servicer had performed and observed all of its obligations under this Indenture, and either (A) stating that based on such review no Servicer Event of Default is known to have occurred and is continuing, or (B) if such a Servicer Event of Default is known to have occurred and is continuing, specifying such Servicer Event of Default and the nature and status thereof, and (ii) describing in reasonable detail to his knowledge any occurrence in respect of any Timeshare Loan which would be of adverse significance to a Person owning such Timeshare Loan.
(c)    Annual Accountants’ Reports. Within 120 days of the Servicer’s fiscal year end commencing with the end of the 2014 fiscal year, the Servicer shall:
(i)    cause a firm of independent public accountants or other diligence firm approved by the Administrative Agent to furnish a certificate or statement (and the Servicer shall provide a copy of such certificate or statement to the Issuer, the Indenture Trustee and the Administrative Agent), to the effect that such firm has performed certain procedures with respect to the Servicer’s servicing controls and procedures for the previous fiscal year and that, on the basis of such firms’ procedures, conducted substantially in compliance with standards established by the American Institute of Certified Public Accountants, nothing has come to the attention of such firm indicating that the Servicer has not complied with the minimum servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America (“USAP”), except for such significant exceptions or errors that, in the opinion of such firm, it is required to report;
(ii)    cause a firm of independent public accountants or other diligence firm approved by the Administrative Agent to furnish a certificate or statement to the Issuer, the Indenture Trustee and the Administrative Agent, to the effect that such firm has (A) read this Indenture, (B) has performed certain procedures, in accordance with USAP, with respect to the records and calculations set forth in the Monthly Servicer Reports delivered by the Servicer during the reporting period and certain specified documents and records relating to the servicing of the Timeshare Loans and the reporting requirements with respect thereto and (C) on the basis of such firm’s procedures, certifies that except for such exceptions as such firm shall believe immaterial and such other exceptions as shall be set forth in such statement, (1) the information set forth in such Monthly Servicer Reports was correct; and (2) the servicing and reporting requirements have been conducted in compliance with this Indenture; and
(iii)    cause a firm of independent public accountants or other diligence firm approved by the Administrative Agent to furnish a certificate or statement to the Issuer, the Indenture Trustee and the Administrative Agent, to the effect that such firm has, using a sample of Timeshare Loans, confirmed that (A) charge-offs have been made in accordance with the policies of the Servicer and in accordance with the Transaction Documents, (B) current outstanding Loan Balances are accurate, (C) remittances to the Trust Accounts are timely and accurate, (D) any automated clearing house debits have been made properly, and (E) the data from the Monthly Servicer Reports agree with data in the Servicer’s systems.
In the event such independent public accountants require the Indenture Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 5.05(c), the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.
(d)    Report on Proceedings and Servicer Event of Default. (i) Promptly upon the Servicer’s becoming aware of any proposed or pending investigation of it by any Governmental Authority or any court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer and subsidiaries, as a whole, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits, or (ii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice to the Issuer, the Indenture Trustee, the Qualified Hedge Counterparty, each Purchaser and the Administrative Agent describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto.
(e)    Reports. The initial Servicer will cause to be delivered all reports required to be delivered by Diamond Resorts Corporation under the Note Funding Agreement.
SECTION 5.6.    Records.
The Servicer shall maintain all data for which it is responsible (including, without limitation, computerized tapes or disks) relating directly to or maintained in connection with the servicing of the Timeshare Loans (which data and records shall be clearly marked to reflect that the Timeshare Loans have been Granted to the Indenture Trustee on behalf of the Noteholders and constitute property of the Trust Estate) at the address specified in Section 13.2 hereof or, upon 15 days’ notice to the Issuer and the Indenture Trustee, at such other place where any Servicing Officer of the Servicer is located, and shall give the Issuer and the Indenture Trustee or their authorized agents access to all such information at all reasonable times, upon 72 hours’ written notice.
SECTION 5.7.    Fidelity Bond; Errors and Omissions Insurance.
The Servicer shall maintain or cause to be maintained a fidelity bond and errors and omissions insurance with respect to the Servicer in such form and amount as is customary for institutions acting as custodian of funds in respect of timeshare loans or receivables on behalf of institutional investors. Any such fidelity bond or errors and omissions insurance shall be maintained in a form and amount that would meet the requirements of prudent institutional loan servicers.
No provision of this Section 5.7 requiring such fidelity bond and errors and omissions insurance policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Indenture. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and errors and omissions insurance policy which, by the terms of such fidelity bond and such errors and omissions insurance policy, the coverage afforded thereunder extends to the Servicer. Upon a request of the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee, a certification evidencing coverage under such fidelity bond or such errors and omissions insurance policy. Any such fidelity bond or errors and omissions insurance policy shall not be canceled or reduced without ten days’ prior written notice to the Indenture Trustee.
SECTION 5.8.    Merger or Consolidation of the Servicer.
(a)    The Servicer shall promptly provide written notice to the Indenture Trustee, the Administrative Agent and S&P of any merger or consolidation of the Servicer. The Servicer shall keep in full effect its existence, rights and franchise as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture or any of the Timeshare Loans and to perform its duties under this Indenture.
(b)    Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) is a company whose business includes the servicing of assets similar to the Timeshare Loans and shall be authorized to transact business in the state or states in which the related Timeshare Properties it is to service are situated; (ii) is a U.S. Person, and (iii) delivers to the Indenture Trustee (A) an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Noteholders, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Indenture and (B) an Opinion of Counsel as to the enforceability of such agreement.

SECTION 5.9.    Sub-Servicing.
(a)    The Servicer may enter into one or more subservicing agreements with a subservicer so long as any such subservicer is reasonably acceptable to the Administrative Agent and the Servicer provides notice of such sub-servicing agreement to S&P. References herein to actions taken or to be taken by the Servicer in servicing the Timeshare Loans include actions taken or to be taken by a subservicer on behalf of the Servicer. Any subservicing agreement will be upon such terms and conditions as the Servicer may reasonably agree and as are not inconsistent with this Indenture. The Servicer will be responsible for compliance with the Fair Debt Collection Practices Act and any other applicable laws, rules or regulations by any entity to which the Servicer delegates its duties. The Servicer shall be solely responsible for any subservicing fees.
(b)    Notwithstanding any subservicing agreement, the Servicer (and the Successor Servicer if it is acting as such pursuant to Section 5.16 hereof) shall remain obligated and liable for the servicing and administering of the Timeshare Loans in accordance with this Indenture without diminution of such obligation or liability by virtue of such subservicing agreement and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Timeshare Loans.
SECTION 5.10.    Servicer Resignation.
The Servicer shall not resign from the duties and obligations hereby imposed on it under this Indenture unless and until (a) the Successor Servicer shall have assumed the responsibilities and obligations of the Servicer hereunder, (b) the Indenture Trustee shall have received the consent of the Administrative Agent and (c) the Indenture Trustee shall have provided written notice of such resignation to S&P. Upon such resignation, the Servicer shall comply with Section 5.4(b) hereof.
SECTION 5.11.    Fees and Expenses.
As compensation for the performance of its obligations under this Indenture, the Servicer shall be entitled to receive on each Payment Date, from amounts on deposit in the Collection Account and in the priorities described in Section 3.4 and Section 6.6 hereof, the Servicing Fee and as additional compensation, the amounts described in Section 5.2(b) hereof. Other than Liquidation Expenses, the Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.
SECTION 5.12.    Access to Certain Documentation.
Upon five Business Days’ prior written notice (or without prior written notice following a Servicer Event of Default), the Servicer will, from time to time during regular business hours, as requested by the Issuer, the Indenture Trustee, the Administrative Agent or any Purchaser which the Administrative Agent has confirmed holds at least 25% of the Outstanding Note Balance of the most senior Class of Notes then outstanding and, prior to the occurrence of a Servicer Event of Default, at the expense of the Issuer, the Indenture Trustee, the Administrative Agent or such Purchaser, and upon the occurrence and continuance of a Servicer Event of Default, at the expense of the Servicer, permit such Issuer, Indenture Trustee, Administrative Agent or any Purchaser of the most senior Class of Notes then Outstanding or its agents or representatives, as the case may be, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to the servicing of the Timeshare Loans serviced by it and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Timeshare Loans with any of the officers, employees or accountants of the Servicer having knowledge of such matters. Nothing in this Section 5.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 5.12.
SECTION 5.13.    No Offset.
Prior to the termination of this Indenture, the obligations of Servicer under this Indenture shall not be subject to any defense, counterclaim or right of offset which the Servicer has or may have against the Issuer, the Indenture Trustee, the Administrative Agent or any Purchaser, whether in respect of this Indenture, any Timeshare Loan or otherwise.
SECTION 5.14.    Cooperation.
The Indenture Trustee agrees to cooperate with the Servicer in connection with the Servicer’s preparation of the Monthly Servicer Report, including without limitation, providing account balances of Trust Accounts and notification of the Events of Default or Amortization Events and other information of which the Indenture Trustee has knowledge which may affect the Monthly Servicer Report.
SECTION 5.15.    Indemnification, Third Party Claim.
The Servicer agrees to indemnify the Issuer, the Indenture Trustee, Backup Servicer, the Custodian, the Administrative Agent and the Purchasers (collectively, the “Indemnified Parties”) from and against any and all actual damages (excluding economic losses related to the collectibility of any Timeshare Loan), claims, reasonable attorneys’ fees and related costs, judgments, and any other costs, fees and expenses that each may sustain (collectively, the “Indemnified Amounts”) because of the failure of the Servicer to service the Timeshare Loans in accordance with the Servicing Standard or otherwise perform its obligations and duties hereunder in compliance with the terms of this Indenture, or because of any act or omission by the Servicer due to its negligence or willful misconduct in connection with its maintenance and custody of any funds, documents and records under this Indenture, or its release thereof except as contemplated by this Indenture. The Servicer shall immediately notify the Issuer, the Administrative Agent and the Indenture Trustee if it has knowledge or should have knowledge of a claim made by a third party with respect to the Timeshare Loans, and, if such claim relates to the servicing of the Timeshare Loans by the Servicer, assume, with the consent of the Indenture Trustee, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it. This Section 5.15 shall survive the termination of this Indenture or the resignation or removal of the Servicer hereunder.

The Issuer agrees to indemnify, defend, and hold harmless the Indenture Trustee, the Servicer, the Custodian and the Back-up Servicer and each of their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys’ fees and expenses) arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein or in the other Transaction Documents, except, with respect to any such indemnified party, to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misconduct, bad faith or negligence of such indemnified party. Indemnification under this paragraph of Section 5.15 by the Issuer shall survive the termination of this Indenture. The indemnified parties in this paragraph of Section 5.15 agree that any indemnification by the Issuer shall be subject to the priority of distributions in Sections 3.4 and 6.6, and such obligations are limited recourse obligations of the Issuer payable solely from the Trust Estate. Such indemnification shall include, but not be limited to, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, payments, costs or expenses relating to or arising out of (a) the conduct of any Diamond Resorts Entity and any Obligor of any transaction by electronic means, (b) the creation, generation, communication or transfer of Electronic Timeshare Loan Files by electronic means, (c) the utilization by any Diamond Resorts Entity of the web portal, the eOriginal System or software of eOriginal, (d) the failure of the eOriginal System to create and maintain a single Authoritative Copy of any document in any Electronic Timeshare Loan File or to otherwise conform to the eOriginal System description, except due to a modification made by or at the direction of the Custodian not in compliance with the terms of this Agreement or the Custodial Agreement or not at the direction of the Administrative Agent, (e) the negligence, or fraudulent or willful misconduct of eOriginal in connection with the Electronic Timeshare Loan Files and (f) any system failure, loss of data, data breach or other impairment with respect to, or any inability of the Custodian, the Servicer, any other Diamond Resorts Entity or the Administrative Agent to access, the eOriginal System or the Warehouse Vault Partition or the Electronic Timeshare Loan Files therein.
SECTION 5.16.    Back-Up Servicer and Successor Servicer.
(a)    Subject to the terms and conditions herein, the Issuer hereby appoints Wells Fargo Bank, National Association as the initial Back-Up Servicer hereunder. The Back-Up Servicer shall perform all of its duties hereunder in accordance with applicable law, the terms of this Indenture, the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary and usual procedures employed by the Back-Up Servicer with respect to comparable assets that the Back-Up Servicer services for itself or other Persons. The Back-Up Servicer shall be compensated for its services hereunder by the Back-Up Servicing Fee.
(b)    Not later than the fourth Business Day preceding a Payment Date (unless otherwise requested more frequently by the Indenture Trustee), the Servicer shall prepare and deliver to the Back-Up Servicer: (i) a copy of the Monthly Servicer Report and all other reports and notices, if any, delivered to the Issuer and the Indenture Trustee (collectively, the “Monthly Reports”); (ii) a computer file or files stored on compact disc, magnetic tape or provided electronically, prepared in accordance with the record layout for data conversion attached hereto as Exhibit F and made a part hereof (the “Tape(s)”); and (iii) a computer file or files stored on compact disc, magnetic tape or provided electronically containing cumulative payment history for the Timeshare Loans, including servicing collection notes (the “Collection Reports”). The Tape(s) shall contain (y) all information with respect to the Timeshare Loans as of the close of business on the last day of the Due Period necessary to store the appropriate data in the Back-Up Servicer’s system from which the Back-Up Servicer will be capable of preparing a daily trial balance relating to the data and (z) an initial trial balance showing balances of the Timeshare Loans as of the last business day corresponding to the date of the Tape(s) (the “Initial Trial Balance”). The Back-Up Servicer shall have no obligations as to the Collection Reports other than to insure that they are able to be opened and read (which it shall determine promptly upon receipt). The Servicer shall give prompt written notice to the Indenture Trustee, the Back-Up Servicer and the Administrative Agent of any modifications in the Servicer’s servicing systems.
(c)    The Back-Up Servicer shall use the Tape(s) and Initial Trial Balance to ensure that the Monthly Reports are complete on their face and the following items in such Monthly Reports have been accurately calculated, if applicable, and reported: (i) the Aggregate Loan Balance, (ii) the Aggregate Outstanding Note Balance, as well as the Outstanding Note Balance of each of the Class A Notes and the Class B Notes, (iii) the payments to be made pursuant to Section 3.4 hereof, (iv) the Default Level, (v) the Delinquency Level and (vi) Gross Excess Spread Level. The Back-Up Servicer shall give prompt written notice to the Indenture Trustee and the Administrative Agent of any discrepancies discovered pursuant to its review of the items required by this Section 5.16(c) or if any of the items in Section 5.16(b) cannot be open and read.
(d)    Other than the duties specifically set forth in this Indenture and those additional standard reports or services the Servicer or the Indenture Trustee may request of the Back-Up Servicer from time to time, the Back-Up Servicer shall have no obligation hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Back-Up Servicer shall have no liability for any action taken or omitted to be taken by the Servicer.
(e)    From and after the receipt by the Servicer of a written termination notice pursuant to Section 5.4(a) hereof, the resignation of the Servicer pursuant to Section 5.10 hereof, and upon written notice thereof to the Back-Up Servicer from the Indenture Trustee, all authority and power of the Servicer under this Indenture, whether with respect to the Timeshare Loans or otherwise, shall pass to and be vested in the Back-Up Servicer, as the Successor Servicer, on the Assumption Date (as defined in Section 5.16(f) hereof).
(f)    The Servicer shall perform such actions as are reasonably necessary to assist the Indenture Trustee and the Successor Servicer in such transfer of the Servicer’s duties and obligations pursuant to Section 5.16(e) hereof. The Servicer agrees that it shall promptly (and in any event no later than five Business Days subsequent to its receipt of the notice of termination) provide the Successor Servicer (with costs being borne by the Servicer) with all documents and records (including, without limitation, those in electronic form) reasonably requested by it to enable the Successor Servicer to assume the Servicer’s duties and obligations hereunder, and shall cooperate with the Successor Servicer in effecting the assumption by the Successor Servicer of the Servicer’s obligations hereunder, including, without limitation, the transfer within two Business Days to the Successor Servicer for administration by it of all cash amounts which shall at the time or thereafter received by it with respect to the Timeshare Loans (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Indenture on or prior to the date of such termination). If the Servicer fails to undertake such action as is reasonably necessary to effectuate such transfer of its duties and obligations, the Indenture Trustee, or the Successor Servicer if so directed by the Indenture Trustee, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things reasonably necessary to effect the purposes of such notice of termination. Promptly after receipt by the Successor Servicer of such documents and records, the Successor Servicer will commence the performance of such servicing duties and obligations as successor Servicer in accordance with the terms and conditions of this Indenture (such date, the “Assumption Date”), and from and after the Assumption Date the Successor Servicer shall receive the Servicing Fee and agrees to and shall be bound by all of the provisions of this Article V and any other provisions of this Indenture relating to the duties and obligations of the Servicer, except as otherwise specifically provided herein.
(i)    Notwithstanding anything contained in this Indenture to the contrary, the Successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the Servicer relating to the Timeshare Loans (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the Successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Successor Servicer making or continuing any Errors (collectively, “Continued Errors”), the Successor Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that the Successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Successor Servicer becomes aware of Errors or Continued Errors, the Successor Servicer shall, with the prior consent of the Administrative Agent, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors and shall be entitled to recover its costs thereby.
(ii)    The Successor Servicer shall have: (A) no liability with respect to any obligation which was required to be performed by the terminated or resigned Servicer prior to the Assumption Date or any claim of a third party based on any alleged action or inaction of the terminated or resigned Servicer, (B) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (C) no obligation to pay any taxes required to be paid by the Servicer, (D) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (E) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer.
(g)    In the event that Wells Fargo Bank, National Association as the initial Back-Up Servicer is terminated for any reason, or fails or is unable to act as Back-Up Servicer and/or as Successor Servicer, the Indenture Trustee may enter into a back-up servicing agreement with a back-up servicer, and may appoint a successor servicer to act under this Indenture, in either event on such terms and conditions as are provided herein as to the Back-Up Servicer or the Successor Servicer, as applicable, or on such other terms and conditions as may be reasonably acceptable to the Administrative Agent and provided that the Indenture Trustee provides prior written notice of entering into such an agreement or such appointment, as the case may be, to S&P.
SECTION 5.17.    Limitation of Liability.
It is expressly understood and agreed by the parties hereto that DFS is executing this Indenture solely as Servicer and DFS undertakes to perform such duties and only such duties as are specifically set forth in this Indenture applicable to the Servicer. It is expressly understood and agreed by the parties hereto that Wells Fargo Bank, National Association, other than in its capacity as Indenture Trustee, is executing this Indenture solely as Custodian and Back-Up Servicer, and Wells Fargo Bank, National Association undertakes to perform such duties and only such duties as are specifically set forth in this Indenture applicable to the Custodian, the Back-Up Servicer, the Back-Up Servicer as Successor Servicer, and the Indenture Trustee, as the case may be.
SECTION 5.18.    Recordation.
The Servicer agrees to cause all evidences of recordation of the original Mortgage and Installment Sale Notice to be delivered to the Custodian to be held as part of the Timeshare Loan Files. After the occurrence of an event which, but for the passage of time or the giving of notice or both, would constitute an Event of Default, if so directed by the Administrative Agent, the Indenture Trustee shall cause either the Custodian or a third party appointed by the Indenture Trustee to complete the assignments of mortgage and (at the Servicer’s expense) record such assignments of mortgage in all appropriate jurisdictions.
SECTION 5.19.    St. Maarten Notice.
Within 45 days of any Funding Date or any Transfer Date (with respect to a Qualified Substitute Timeshare Loan), as the case may be, the Servicer shall give notice to each Obligor under a Timeshare Loan with respect to any Resort in the territory of St. Maarten that such Timeshare Loan has been transferred and assigned to the Indenture Trustee, in trust, for the benefit of the Noteholders. Such notice may include any notice or notices that the Issuer’s predecessors in title to the Timeshare Loan may give to the same Obligor with respect to any transfers and assignments of the Timeshare Loan by such predecessors. Such notice shall be in the form attached hereto as Exhibit G, as the same may be amended, revised or substituted by the Indenture Trustee and the Servicer from time to time.
ARTICLE VI.
EVENTS OF DEFAULT; REMEDIES
SECTION 6.1.    [Reserved].
SECTION 6.2.    Acceleration of Maturity; Rescission and Annulment.

(a)    If an Event of Default of the kind specified in clause (e) or clause (f) of the definition of “Event of Default” occurs, each Class of Notes shall automatically become due and payable at the Outstanding Note Balance together with all accrued and unpaid interest thereon. If an Event of Default (other than an Event of Default of the kind described in the preceding sentence) shall occur and is continuing, the Indenture Trustee shall, upon notice from the Administrative Agent, declare each Class of Notes to be immediately due and payable at the Outstanding Note Balance of each Class of Notes together with all accrued and unpaid interest thereon. Upon any such declaration or automatic acceleration, the Aggregate Outstanding Note Balance of the Notes together with all accrued and unpaid interest thereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer. The Indenture Trustee shall promptly send a notice of any declaration or automatic acceleration to the Administrative Agent, each Purchaser and S&P.
(b)    At any time after such a declaration of acceleration has been made, or after such acceleration has automatically become effective and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Administrative Agent by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:
(i)    the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (without duplication):
(A)    all principal due on each Class of Notes which has become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the applicable Note Rate,
(B)    all interest due with respect to each Class of Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the applicable Note Rate, and
(C)    all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of each of the Indenture Trustee, the Servicer and the Lockbox Banks, its agents and counsel;
and
(ii)    all Events of Default with respect to the Notes, other than the non-payment of the Outstanding Note Balance of each Class of Notes which became due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13 hereof.
No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

(c)    The Indenture Trustee shall provide notice to the Qualified Hedge Counterparty of the occurrence of an Event of Default for which it has received written notice and any acceleration of the Notes hereunder.
SECTION 6.3.    Remedies.
(a)    If an Event of Default with respect to the Notes occurs and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall immediately give notice to the Administrative Agent, each Purchaser, each Noteholder and the Qualified Hedge Counterparty as set forth in Section 7.2 hereof and shall solicit the Administrative Agent for advice. The Indenture Trustee shall then take such action as so directed by the Administrative Agent subject to the provisions of this Indenture.
(b)    Following any acceleration of the Notes, the Indenture Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the UCC or other applicable law, subject to subsection (d) below. Such rights, powers and remedies may be exercised by the Indenture Trustee in its own name as trustee of an express trust.
(c)    (i)    If an Event of Default specified in clause (a) of the definition of “Event of Default” occurs and is continuing, the Indenture Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the Aggregate Outstanding Note Balance and interest remaining unpaid with respect to the Notes.
(i)    If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion, and at the instruction of the Administrative Agent shall, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial or other proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Indenture Trustee shall notify the Issuer, the Administrative Agent, the Servicer, S&P and the Noteholders of any such action.
(d)    If the Indenture Trustee shall have received instructions within 45 days from the date notice pursuant to Section 6.3(a) hereof is first given from the Administrative Agent, to the effect that such Persons approve of or request the liquidation of the Timeshare Loans or upon an Event of Default set forth in clause (e) or clause (f) of the definition of “Event of Default”, the Indenture Trustee shall to the extent lawful promptly sell, dispose of or otherwise liquidate the Timeshare Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids; provided, however, that, upon an Event of Default set forth in clause (e) or clause (f) of the definition of “Event of Default”, the Administrative Agent may notify the Indenture Trustee that such liquidation shall not occur. The Indenture Trustee may obtain a prior determination from any conservator, receiver or liquidator of the Issuer that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.

SECTION 6.4.    Indenture Trustee May File Proofs of Claim.
(a)    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or the property of the Issuer, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)    to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and any predecessor Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel) and of the Noteholders allowed in such judicial proceeding;
(ii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and
(iii)    to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter;
and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and to pay to the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, and any other amounts due the Indenture Trustee and any predecessor Indenture Trustee under Section 7.6 hereof.
(b)    Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder, the Administrative Agent or any Purchaser any plan of reorganization, agreement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or affecting the Timeshare Loans or the other assets constituting the Trust Estate or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.
SECTION 6.5.    Indenture Trustee May Enforce Claims Without Possession of Notes.
All rights of action and claims under this Indenture, the Notes, the Timeshare Loans or the other assets constituting the Trust Estate may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provisions for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture

Trustee and any predecessor Indenture Trustee, their agents and counsel, be for the benefit of the Noteholders in respect of which such judgment has been recovered, and pursuant to the priorities contemplated by Section 3.4 hereof.
SECTION 6.6.    Allocation of Money Collected.
Subject to the following paragraph, if the Notes have been declared, have automatically become, or otherwise become due and payable following an Event of Default and such declaration or automatic acceleration has not been rescinded or annulled, any money collected by the Indenture Trustee in respect of the Trust Estate and any other money that may be held thereafter by the Indenture Trustee as security for the Notes, including, without limitation, the amounts on deposit in the Reserve Account, shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, without presentment of any Notes:
(i)    to the Indenture Trustee, the Custodian and the Back-Up Servicer, ratably based on their respective entitlements, any unpaid amounts due under the Indenture;
(ii)    to the Qualified Hedge Counterparty, any payments due to the Hedge Counterparty under any Hedge Agreement, if any (other than any termination payment with respect to which the Qualified Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the applicable Hedge Agreement;
(iii)    to the Servicer, any unpaid Servicing Fees; provided, however, that immediately after receipt of such Servicing Fees, the Servicer shall remit the Issuer’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;
(iv)    to the Administrative Agent, any unpaid Administrative Agent Fees;
(v)    to each Class A Noteholder and Class B Noteholder, its Non-Usage Fees pro rata based on the Class A Percentage Interest and the Class B Percentage Interest, respectively;
(vi)    to each Class A Noteholder, the Interest Distribution Amount for the Class A Notes based on the Class A Percentage Interest;
(vii)    to each Class A Noteholder, all remaining amounts until the Outstanding Note Balance of the Class A Notes is reduced to zero;
(viii)    to each Class B Noteholder, the Interest Distribution Amount for the Class B Notes based on the Class B Percentage Interest;
(ix)    to each Class B Noteholder, all remaining amounts until the Outstanding Note Balance of the Class B Notes is reduced to zero;
(x)    to each Class A Noteholder, its portion of the Deferred Interest Distribution Amount based on the Class A Percentage Interest;

(xi)    to each Class B Noteholder, its portion of the Deferred Interest Distribution Amount based on the Class B Percentage Interest;
(xii)    to each Purchaser, to the extent applicable, all other amounts due and unpaid under any Transaction Document;
(xiii)    to the Hedge Counterparty, any amounts due under the Hedge Agreements not paid in (ii) above; and
(xiv)    to the Issuer, any remaining amounts.
Notwithstanding the foregoing paragraph, if the Notes have become due and payable following an Event of Default specified in clause (e) or (f) of the definition of “Event of Default” and the Indenture Trustee shall not have effected a sale of the assets pursuant to Section 6.16 hereof comprising the Trust Estate, any money collected by the Indenture Trustee in respect of the Trust Estate shall be applied in accordance with the priorities specified in Section 3.4 hereof.
SECTION 6.7.    Limitation on Suits.
No Noteholder, solely by virtue of its status as Noteholder, shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, unless the Holders of Notes evidencing not less than 50% of the Outstanding Note Balance of each Class of Notes of the Notes then Outstanding shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Indenture Trustee during such 60-day period by the Administrative Agent; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Indenture Trustee, that no one or more Noteholders shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 6.7, each and every Noteholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.
SECTION 6.8.    Unconditional Right of Noteholders to Receive Principal and Interest.
Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property comprising the Trust Estate, the Holder of any Note and each Purchaser (as a beneficial holder of a Note) shall have the absolute and unconditional right to receive payment of the principal of and interest on such

Note as such payments of principal and interest become due, including the Rated Final Maturity Date, and such right shall not be impaired without the consent of such Noteholder or such Purchaser.
SECTION 6.9.    Restoration of Rights and Remedies.
If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture Trustee and the Noteholders continue as though no such proceeding had been instituted.
SECTION 6.10.    Rights and Remedies Cumulative.
Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.5(f) hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 6.11.    Delay or Omission Not Waiver.
No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
SECTION 6.12.    Control by Administrative Agent.
Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 11.1(a)(i) through (iii) hereof have been satisfied in full, the Administrative Agent shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee, with respect to the Notes. Notwithstanding the foregoing:
(i)    no such direction shall be in conflict with any rule of law or with this Indenture;

(ii)    the Indenture Trustee shall not be required to follow any such direction which the Indenture Trustee reasonably believes might result in any personal liability on the part of the Indenture Trustee for which the Indenture Trustee is not adequately indemnified; and
(iii)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with any such direction; provided that the Indenture Trustee shall give notice of any such action to the Administrative Agent and each Noteholder.
SECTION 6.13.    Waiver of Events of Default.
(a)    The Administrative Agent may, by one or more instruments in writing, waive any Event of Default on behalf of all Noteholders hereunder and its consequences, except a continuing Event of Default:
(i)    in respect of the payment of the principal of or interest on any Note (which may only be waived by the Holder of such Note), or
(ii)    in respect of a covenant or provision hereof which under Article 9 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected (which only may be waived by the Holders of all Outstanding Notes affected).
(b)    A copy of each waiver pursuant to Section 6.13(a) hereof shall be furnished by the Issuer to the Indenture Trustee, each Noteholder, each Purchaser and the Administrative Agent. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.
SECTION 6.14.    Undertaking for Costs.
All parties to this Indenture agree (and each Holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Indenture Trustee or to any suit instituted by the Administrative Agent or a Purchaser for the enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments, including the Rated Final Maturity Date as applicable.
SECTION 6.15.    Waiver of Stay or Extension Laws.
The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
SECTION 6.16.    Sale of Trust Estate.
(a)    The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.3 hereof shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate so allocated shall have been sold or all amounts payable on the Notes shall have been paid or losses allocated thereto and borne thereby. The Indenture Trustee may from time to time, upon directions in accordance with Section 6.12 hereof, postpone any public sale by public announcement made at the time and place of such sale.
(b)    To the extent permitted by applicable law, the Indenture Trustee shall not sell to a third party the Trust Estate, or any portion thereof except as permitted under Section 6.3(d) hereof.
(c)    In connection with a sale of all or any portion of the Trust Estate:
(i)    any one or more of the Noteholders, the Purchasers or the owners of the beneficial interests in the Issuer may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;
(ii)    the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance prepared by the Servicer transferring its interest without representation or warranty and without recourse in any portion of the Trust Estate in connection with a sale thereof,
(iii)    the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale;
(iv)    no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and
(v)    the method, manner, time, place and terms of any, sale of all or any portion of the Trust Estate shall be commercially reasonable.

SECTION 6.17.    Action on Notes.
The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture or any other Transaction Document shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or any other Transaction Document. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with the provisions of this Indenture.
SECTION 6.18.    Performance and Enforcement of Certain Obligations.
Promptly following a request from the Indenture Trustee, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Diamond Resorts Parties of each of their respective obligations to the Issuer under or in connection with the Sale Agreement and any other Transaction Document and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale Agreement or any other Transaction Document to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of a Diamond Resorts Party thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Diamond Resorts Parties of each of their obligations under the Sale Agreement and the other Transaction Documents.
ARTICLE VII.
THE INDENTURE TRUSTEE
SECTION 7.1.    Certain Duties.
(a)    The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee (including, without limitation, the duties referred to in Article V hereof during the continuance of a Servicer Event of Default, or a Servicer Event of Default resulting in the appointment of the Back-Up Servicer as Successor Servicer pursuant to Article V hereof).
(b)    In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, provided however, the Indenture Trustee shall not be required to verify or recalculate the contents thereof.

(c)    In case an Event of Default or a Servicer Event of Default (resulting in the appointment of the Back-Up Servicer as Successor Servicer) has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs; provided, however, that no provision in this Indenture shall be construed to limit the obligations of the Indenture Trustee to provide notices under Section 7.2 hereof.
(d)    The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity (which may be in the form of written assurances) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.
(e)    No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    this Section 7.1(e) shall not be construed to limit the effect of Section 7.1(a) and (b) hereof;
(ii)    the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Indenture Trustee shall have been negligent in ascertaining the pertinent facts; and
(iii)    the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of the requisite principal amount of the outstanding Notes, or in accordance with any written direction delivered to it under Section 6.2(a) hereof, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.
(f)    Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.1.
(g)    The Indenture Trustee makes no representations or warranties with respect to the Timeshare Loans.
(h)    Notwithstanding anything to the contrary herein, the Indenture Trustee is not required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
SECTION 7.2.    Notice of Events of Default and Amortization Events.

The Indenture Trustee shall promptly (but in any event within three Business Days) notify the Issuer, the Servicer, the Purchasers, the Administrative Agent, the Qualified Hedge Counterparty and the Noteholders upon a Responsible Officer obtaining actual knowledge of any event which constitutes a Amortization Event, an Event of Default or a Servicer Event of Default or would constitute a Amortization Event, an Event of Default or a Servicer Event of Default but for the requirement that notice be given or time elapse or both, provided, however, that this Section 7.2 shall not limit the obligations of the Indenture Trustee to provide notices expressly required by this Indenture. The Indenture Trustee shall promptly notify S&P of any event which would constitute an Event of Default or a Servicer Event of Default or would trigger or would constitute an Event of Default or a Servicer Event of Default but for the requirement that notice be given or time elapse or both.
SECTION 7.3.    Certain Matters Affecting the Indenture Trustee.
Subject to the provisions of Section 7.1:
(a)    The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)    Any request or direction of any Noteholders, the Issuer, or the Servicer mentioned herein shall be in writing;
(c)    Whenever in the performance of its duties hereunder the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or Opinion of Counsel;
(d)    The Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be deemed authorization in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;
(e)    Prior to the occurrence of a Amortization Event, an Event of Default, or a Servicer Event of Default, or after the curing of all Amortization Events, Events of Default or Servicer Events of Default which may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by the Administrative Agent; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Indenture Trustee, shall be reimbursed by the Servicer upon demand;
(f)    The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (which may be Affiliates of the Indenture Trustee) and the Indenture Trustee shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed with due care by it hereunder; and
(g)    Delivery of any reports, information and documents to the Indenture Trustee provided for herein is for informational purposes only (unless otherwise expressly stated) and the Indenture Trustee’s receipt of such shall not constitute constructive knowledge of any information contained therein or determinable from information contained therein, including the Servicer’s or the Issuer’s compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officers’ Certificates).
SECTION 7.4.    Indenture Trustee Not Liable for Notes or Timeshare Loans.
(a)    The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or any Transaction Document, the Notes (other than the authentication thereof) or of any Timeshare Loan. The Indenture Trustee shall not be accountable for the use or application by the Issuer of funds paid to the Issuer in consideration of conveyance of the Timeshare Loans to the Trust Estate.
(b)    The Indenture Trustee shall have no responsibility or liability for or with respect to the validity of any security interest in any property securing a Timeshare Loan; the existence or validity of any Timeshare Loan, the validity of the assignment of any Timeshare Loan to the Trust Estate or of any intervening assignment; the review of any Timeshare Loan, any Timeshare Loan File, the completeness of any Timeshare Loan File, the receipt by the Custodian of any Timeshare Loan or Timeshare Loan File (it being understood that the Indenture Trustee has not reviewed and does not intend to review such matters); the performance or enforcement of any Timeshare Loan; the compliance by the Issuer or the Servicer with any covenant or the breach by the Issuer or the Servicer of any warranty or representation made hereunder or in any Transaction Document or the accuracy of any such warranty or representation; the acts or omissions of the Issuer, the Servicer or any Obligor; or any action of the Servicer or the Servicer taken in the name of the Indenture Trustee.
(c)    If the Indenture Trustee acts as Successor Servicer hereunder, it shall be entitled to the protections of Section 7.4(b).
SECTION 7.5.    Indenture Trustee May Own Notes.
The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not Indenture Trustee.
SECTION 7.6.    Indenture Trustee’s Fees and Expenses.

On each Payment Date, the Indenture Trustee shall be entitled to the Indenture Trustee Fee and reimbursement of Indenture Trustee Expenses in the priority provided in Section 3.4 or Section 6.6 hereof.
SECTION 7.7.    Eligibility Requirements for Indenture Trustee.
Other than the initial Indenture Trustee, the Indenture Trustee hereunder shall at all times (a) be a corporation, depository institution, national banking association or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, (b) be subject to supervision or examination by federal or state authority, (c) be capable of maintaining an Eligible Bank Account, (d) have a long-term unsecured debt rating of not less than “A2” from Moody’s, “A” from S&P or “A” from Fitch and (e) shall be acceptable to the Administrative Agent. If such institution publishes reports of condition at least annually, pursuant to or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.7, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.7, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 7.8 hereof.
SECTION 7.8.    Resignation or Removal of Indenture Trustee.
(a)    The Indenture Trustee may at any time resign and be discharged with respect to the Notes by giving 60 days’ written notice thereof to the Servicer, the Issuer, the Noteholders, the Purchasers and the Administrative Agent. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee meeting the requirements of Section 7.7 hereof not objected to by the Administrative Agent within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Issuer, the Servicer, the successor Indenture Trustee, the predecessor Indenture Trustee and S&P. If no successor Indenture Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
(b)    If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 7.7 hereof and shall fail to resign after written request therefor by the Issuer, or if at any time the Indenture Trustee shall be legally unable to act, fails to perform in any material respect its obligations under this Indenture, or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrative Agent may direct, and the Servicer shall follow such direction and remove the Indenture Trustee. If it removes the Indenture Trustee under the authority of the immediately preceding sentence, the Issuer shall promptly appoint a successor Indenture Trustee meeting the requirements of Section 7.7 not objected to by the Administrative Agent, within 30 days after prior written notice, by written instrument, one counterpart of which instrument shall be delivered to each of the Issuer, the Servicer, the Noteholders, each Purchaser, the Administrative Agent, the successor Indenture Trustee and the predecessor Indenture Trustee.
(c)    Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 7.8 shall not become effective until acceptance of appointment by the successor Indenture Trustee as provided in Section 7.9 hereof.
SECTION 7.9.    Successor Indenture Trustee.
(a)    Any successor Indenture Trustee appointed as provided in Section 7.8 hereof shall execute, acknowledge and deliver to each of the Servicer, the Issuer, the Administrative Agent, the Purchasers, the Noteholders and to its predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Indenture Trustee. The predecessor Indenture Trustee shall deliver or cause to be delivered to the successor Indenture Trustee or its custodian any Transaction Documents and statements held by it or its custodian hereunder; and the Servicer and the Issuer and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Indenture Trustee of all such rights, powers, duties and obligations.
(b)    In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes, the Issuer, the retiring Indenture Trustee and each successor Indenture Trustee with respect to the Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates and (ii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust Estate hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same allocated trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein and each such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates; but, on request of the Issuer or any successor Indenture Trustee, such retiring Indenture Trustee shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder with respect to the Notes of that or those to which the appointment of such successor Indenture Trustee relates.

Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in the preceding paragraph.
(c)    No successor Indenture Trustee shall accept appointment as provided in this Section 7.9 unless at the time of such acceptance such successor Indenture Trustee shall be eligible under the provisions of Section 7.7 hereof.
(d)    Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 7.9, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to each Noteholder at its address as shown in the Note Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer and the Servicer.
SECTION 7.10.    Merger or Consolidation of Indenture Trustee.
Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided, however, such corporation shall be eligible under the provisions of Section 7.7 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
SECTION 7.11.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
(a)    At any time or times for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken, the Indenture Trustee, the Servicer or the Administrative Agent, by an instrument in writing signed by it or them, may appoint, at the reasonable expense of the Issuer and the Servicer, one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, of all or any part of the Trust Estate, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Indenture Trustee to act. Notwithstanding the appointment of any separate or co-trustee, the Indenture Trustee shall remain obligated and liable for the obligations of the Indenture Trustee under this Indenture. The Indenture Trustee shall promptly send a notice of any such appointment to S&P.
(b)    The Indenture Trustee and, at the request of the Indenture Trustee, the Issuer shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights, or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he, she or they shall be vested with such title to the Trust Estate or any part thereof, and with such rights, powers, duties and obligations as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate trustee or separate trustees or co-trustees jointly with the Indenture Trustee subject to all the terms of this Indenture, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its attorney-in-fact and Administrative Agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. In any case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all assets, property, rights, power duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.
(c)    All provisions of this Indenture which are for the benefit of the Indenture Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 7.11.
(d)    Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions: (i) all powers, duties and obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Indenture Trustee; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed and exercised or performed by the Indenture Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Timeshare Properties in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such trustee except jointly with, or with the consent of, the Indenture Trustee; and (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.
If at any time, the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to such law, the Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee.
(e)    Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

(f)    Upon either the appointment of a separate trustee or co-trustee, or the removal of a separate trustee or co-trustee, the Indenture Trustee shall give prompt notice of such action by written instrument to each of the Issuer, the Servicer, the Noteholders and the Administrative Agent.
(g)    Notwithstanding any other provision of this Section 7.11, the powers of any additional trustee or separate trustee shall not exceed those of the Indenture Trustee hereunder.
SECTION 7.12.    Note Registrar Rights.
So long as the Indenture Trustee is the Note Registrar, the Note Registrar shall be entitled to the rights, benefits and immunities of the Indenture Trustee as set forth in this Article VII to the same extent and as fully as though named in place of the Indenture Trustee.
SECTION 7.13.    Authorization.
The Indenture Trustee is hereby authorized to enter into and perform each of the Transaction Documents.
ARTICLE VIII.
COVENANTS
SECTION 8.1.    Payment of Principal and Interest.
The Issuer will cause the due and punctual payment of the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.
SECTION 8.2.    Maintenance of Office or Agency; Chief Executive Office.
The Issuer will maintain an office or agency in the State of Delaware at 160 Greentree Drive, Suite 101, Dover, Delaware 19904, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.
SECTION 8.3.    Money for Payments to Noteholders to be Held in Trust.
(a)    All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts pursuant to Section 3.2, Section 3.3, Section 3.4 or Section 6.6 hereof shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 8.3, in Section 3.4 hereof or Section 6.6 hereof.
(b)    In making payments hereunder, the Indenture Trustee will hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

(c)    Except as required by applicable law, any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, and so long as no Event of Default has occurred and is continuing, paid to the Issuer upon request; otherwise, such amounts shall be redeposited in the Collection Account as Available Funds, and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease.
SECTION 8.4.    Existence; Merger; Consolidation, etc.
(a)    The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign statutory trust in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Timeshare Loans.
(b)    The Issuer shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of distributions and (iii) all requisite and appropriate formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby.
(c)    The Issuer shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.
(d)    The Issuer shall not become an “investment company” or under the “control” of an “investment company” as such terms are defined in the 1940 Act (taking into account not only the general definition of the term “investment company” but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 8.4 if it shall have obtained an order exempting it from regulation as an “investment company” so long as it is in compliance with the conditions imposed in such order.
SECTION 8.5.    Protection of Trust Estate; Further Assurances.
The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:
(i)    Grant more effectively the assets comprising all or any portion of the Trust Estate;
(ii)    maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

(iii)    publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Indenture Trustee in each of the Timeshare Loans and all other property included in the Trust Estate; provided, however, that the Issuer shall not be required to cause the recordation of the Indenture Trustee’s name as lienholder on the related title documents for the Timeshare Properties so long as no Event of Default has occurred and is continuing;
(iv)    enforce or cause the Servicer to enforce any of the Timeshare Loans in accordance with the Servicing Standard, provided, however, the Issuer will not cause the Servicer to obtain on behalf of the Indenture Trustee or the Noteholders, any Timeshare Property or to take any actions with respect to any property the result of which would adversely affect the interests of the Indenture Trustee or the Noteholders (including, but not limited to actions which would cause the Indenture Trustee or the related Noteholders to be considered a holder of title, mortgagee-in-possession, or otherwise, or an “owner” or “operator” of Timeshare Property not in compliance with applicable environmental statutes); and
(v)    preserve and defend title to the Timeshare Loans (including the right to receive all payments due or to become due thereunder), the interests in the Timeshare Properties, or other property included in the Trust Estate and preserve and defend the rights of the Indenture Trustee in the Trust Estate (including the right to receive all payments due or to become due thereunder) against the claims of all Persons and parties other than as permitted hereunder.
The Issuer, upon the Issuer’s failure to do so, hereby irrevocably designates the Indenture Trustee and the Servicer, severally, its agents and attorneys-in-fact to execute any financing statement or continuation statement or assignment of Mortgage required pursuant to this Section 8.5; provided, however, that such designation shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants, and provided, further, that the duty of the Indenture Trustee to execute any instrument required pursuant to this Section 8.5 shall arise only if a Responsible Officer of the Indenture Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 8.5.
SECTION 8.6.    Additional Covenants.
(a)    The Issuer will not:
(i)    sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;
(ii)    claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;
(iii)    (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated,

subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (C) except as otherwise contemplated in this Indenture, permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or
(iv)    take any other action or fail to take any actions which may cause the Issuer to be classified as (A) an association that is taxable as a corporation pursuant to Section 7701 of the Code, (B) a publicly traded partnership that is taxable as a corporation pursuant to Section 7704 of the Code or (C) a taxable mortgage pool that is taxable as a corporation pursuant to Section 7701(i) of the Code.
(b)    Notice of Events of Default and Amortization Events. Immediately, but in no event more than three Business Days, upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a Servicer Event of Default or a Amortization Event, the Issuer shall deliver to the Indenture Trustee, the Administrative Agent and each Purchaser a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto.
(c)    Report on Proceedings. Promptly upon the Issuer’s becoming aware of (i) any proposed or pending investigation of it by any governmental authority or agency; or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, the Issuer shall deliver to the Indenture Trustee, each Purchaser, the Administrative Agent and S&P a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.
(d)    17g-5. The Issuer will comply and will cause Parent to comply with the representations, certifications and covenants made by it in each engagement letter with any Rating Agency, including any representation, certification or covenant provided by it to such Rating Agency in connection with Rule 17g-5(a)(iii) of the Exchange Act (“Rule 17g-5”), and will make accessible to any non-hired nationally recognized statistical rating organization all information provided by it to any Rating Agency in connection with the issuance and monitoring of the credit ratings on each Class of Notes in accordance with Rule 17g-5.
SECTION 8.7.    Taxes.
The Issuer shall timely file all required tax returns and pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate, except to the extent the Issuer is contesting the same in good faith and has set aside adequate reserves in accordance with generally accepted accounting principles for the payment thereof. The Issuer shall be disregarded for federal income tax purposes.

SECTION 8.8.    Treatment of Notes as Debt for Tax Purposes.
The Issuer shall treat the Notes as indebtedness for all federal, state and local income and franchise tax purposes.
SECTION 8.9.    [Reserved].
SECTION 8.10.    Further Instruments and Acts.
Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.
ARTICLE IX.
SUPPLEMENTAL INDENTURES
SECTION 9.1.    [Reserved].
SECTION 9.2.    Supplemental Indentures.
With the written consent of the Administrative Agent (and, to the extent such amendment would have a material adverse effect on such party, the Qualified Hedge Counterparty and the Hedge Collateral Account Bank) delivered to the Issuer and the Indenture Trustee, the Issuer and by an Issuer Order, the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture. The Indenture Trustee shall promptly deliver to the Administrative Agent, each Qualified Hedge Counterparty, the Hedge Collateral Account Bank and S&P a copy of any supplemental indenture entered into pursuant to Section 9.2 hereof.
SECTION 9.3.    Execution of Supplemental Indentures.
In executing, or accepting the additional trusts created by, any supplemental indenture pursuant to Section 9.2 hereof without the consent of each Holder of the Notes to the execution of the same, or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.1 hereof) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Indenture Trustee’s own rights, duties, obligations, or immunities under this Indenture or otherwise.
SECTION 9.4.    Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5.    Reference in Notes to Supplemental Indentures.
Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. New Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.
ARTICLE X.
BORROWINGS
SECTION 10.1.    Optional Borrowings. On any Business Day prior to the Facility Termination Date (each a “Funding Date”), and subject to satisfaction of the following conditions, additional amounts may be borrowed or reborrowed by the Issuer under the Notes (a “Borrowing”) and from the Committed Purchasers under the Note Funding Agreement:
(i)    the Custodian shall have delivered to the Administrative Agent the applicable Trust Receipt (with copies to parties specified in the Custodial Agreement) with respect to the Timeshare Loan Documents related to the Timeshare Loans being purchased by the Depositor and the Issuer on such Funding Date;
(ii)    no Funding Termination Event has occurred and is continuing and no such event would result from the conveyance of such Timeshare Loans under the Purchase Agreement and the Sale Agreement or hereunder;
(iii)    after giving effect to the purchase and transfer of Timeshare Loans by the Depositor and the Issuer on such Funding Date, the Aggregate Outstanding Note Balance shall not exceed the Maximum Facility Balance and each Borrowing shall not exceed the Available Borrowing Amount;
(iv)    after giving effect to the purchase and transfer of Timeshare Loans by the Depositor and the Issuer on such Funding Date, the Hedge Requirements shall be satisfied;
(v)    no Authorized Officer of the Indenture Trustee has actual knowledge or has received notice on or prior to such Funding Date that any conditions to such transfer have not been fulfilled and the Indenture Trustee shall have received such other documents, opinions, certificates and instruments as the Indenture Trustee may request;
(vi)    the Servicer shall have delivered to the Administrative Agent, each Purchaser and the Indenture Trustee, a Borrowing Notice; and
(vii)    each of the conditions set forth in the Note Funding Agreement shall have been satisfied, as certified to the Indenture Trustee, each Purchaser and the Administrative Agent in an Officer’s Certificate of the Issuer substantially in the form attached hereto as Exhibit I.

ARTICLE XI.
SATISFACTION AND DISCHARGE
SECTION 11.1.    Satisfaction and Discharge of Indenture.
(a)    This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
(i)    either:
(A)    all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.5 hereof and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.3(c) hereof) have been delivered to the Indenture Trustee for cancellation upon payment and discharge or the entire indebtedness on such Notes; or
(B)    the final installments of principal on all such Notes not theretofore delivered to the Indenture Trustee for cancellation (1) have become due and payable, or (2) will become due and payable at the earlier of the Stated Maturity and the Rated Final Maturity Date, as applicable within one year, and the Issuer has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the earlier of the Stated Maturity and the Rated Final Maturity Date, upon the delivery of such Notes to the Indenture Trustee for cancellation,
(ii)    the Issuer and the Servicer have paid or caused to be paid all other sums payable hereunder by the Issuer and the Servicer to the Indenture Trustee for the benefit of the Noteholders and the Indenture Trustee, including proceeds of the Timeshare Loans pursuant to Sections 3.4 or 6.6 hereof;
(iii)    the Issuer and the Servicer have paid or caused to be paid all sums payable by the Issuer to the Qualified Hedge Counterparty, or sufficient funds have been deposited in trust to pay such sums to the Qualified Hedge Counterparty;
(iv)    funds held in trust by the Indenture Trustee pursuant to Sections 11.1(a)(i) and (ii) hereof for the purpose of paying and discharging the entire indebtedness on the Notes have been applied to such purpose and the rights of all of the Noteholders to receive payments from the Issuer have terminated;

(v)    following the completion of the actions provided in Sections 11.1(a)(i), (ii) and (iii) hereof, the Indenture Trustee has delivered to the Issuer all cash, securities and other property held by it as part of the Trust Estate; and
(vi)    the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
(b)    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 7.6 hereof and, if money shall have been deposited with the Indenture Trustee pursuant to Section 11.1(a)(i) hereof, the obligations of the Indenture Trustee under Section 11.2 hereof and Section 8.3(c) hereof shall survive.
SECTION 11.2.    Application of Trust Money.
Subject to the provisions of Section 8.3(c) hereof, all money deposited with the Indenture Trustee pursuant to Sections 11.1 and 8.3 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.
SECTION 11.3.    Trust Termination Date.
The Trust Estate created by this Indenture shall be deemed to have terminated on the date that the Indenture Trustee executes and delivers to the Issuer an instrument (which shall be prepared by the Servicer) acknowledging that the requirements for satisfaction and discharge of the Indenture set forth in Section 11.1 have occurred.
ARTICLE XII.
REPRESENTATIONS AND WARRANTIES
SECTION 12.1.    Representations and Warranties of the Issuer.
The Issuer represents and warrants to the Indenture Trustee, the Servicer, the Administrative Agent, the Purchasers, the Back-Up Servicer and the Noteholders, as of the Amendment Closing Date, each Funding Date and on each day until the discharge of this Indenture, as follows:
(a)    Organization and Good Standing. The Issuer has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and has the power and authority to own and convey all of its properties and to execute and deliver this Indenture and the Transaction Documents and to perform the transactions contemplated hereby and thereby;
(b)    Binding Obligation. This Indenture and the Transaction Documents to which it is a party have each been duly executed and delivered on behalf of the Issuer and this Indenture and each Transaction Document to which it is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights and by general principles of equity;
(c)    No Consents Required. No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Issuer of this Indenture or any of the Transaction Documents or for the perfection of or the exercise by the Indenture Trustee, the Administrative Agent or the Noteholders of any of their rights or remedies thereunder which have not been duly obtained;
(d)    No Violation. The consummation of the transaction contemplated by this Indenture and the fulfillment of the terms hereof shall not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation, the operating agreement of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture);
(e)    No Proceedings. There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Issuer, its officers or directors, or the property of the Issuer, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Indenture or any of the Transaction Documents, (ii) seeking to prevent the sale and assignment of any Timeshare Loan or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Issuer of this Indenture or any of the Transaction Documents or the interests of the Noteholders or the Purchasers, (B) the validity or enforceability of this Indenture or any of the Transaction Documents, (C) any Timeshare Loan, or (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Issuer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Indenture or any of the Transaction Documents;
(f)    Issuer Not Insolvent. The Issuer is solvent and will not become insolvent after giving effect to the transactions contemplated by this Indenture and each of the Transaction Documents;
(g)    Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized, and when duly and validly executed and authenticated by the Indenture Trustee in accordance with the terms of this Indenture and delivered to and paid for by each Holder as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.
(h)    Location of Principal Place of Business and Records. The principal place of business of the Issuer, and the office where the Issuer maintains all of its records is located at 10600 West Charleston Boulevard, Las Vegas, Nevada 89135.

(i)    Enforceability of Transaction Documents. Each of the Transaction Documents to which it is a party has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terms.
(j)    Accuracy of Information. The representations and warranties of the Issuer in the Transaction Documents are true and correct in all material respects as of the Amendment Closing Date and, except for representations and warranties expressly made as of a different date, each Transfer Date.
(k)    Special Purpose. The Issuer shall engage in no business, and take no actions, with respect to any other transaction than the transactions contemplated by the Transaction Documents and will otherwise maintain its existence separate from the Depositor and all other entities as provided in its organizational documents.
(l)    Securities Laws. The Issuer (i) is not required to register as an “investment company” or a company “controlled” by an “investment company” within the meaning of the 1940 Act, (ii) will be relying on an exclusion or exemption from the definition of “investment company” contained in Rule 3a-7 under the 1940 Act, although there may be additional exclusions or exemptions available to the Issuer, and (iii) is not a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.
(m)    Representations and Warranties Regarding Security Interest and Loan Files.
(i)    Payment of principal and interest on the Notes in accordance with their terms and the performance by the Issuer of all its obligations under this Indenture and Servicing Agreement are secured by the Trust Estate. The Grant contained in the “Granting Clause” of this Indenture and Servicing Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee, which security interest is prior to all other Liens arising under the UCC, and is enforceable as such against creditors of the Issuer, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
(ii)    The Timeshare Loans and the documents evidencing such Timeshare Loans constitute either “accounts”, “chattel paper”, “instruments” or “general intangibles” within the meaning of the applicable UCC.
(iii)    The Issuer owns and has good and marketable title to the Trust Estate free and clear of any Lien, claim or encumbrance of any Person.
(iv)    The Issuer has caused or will have caused, within ten days of the Closing Date and Funding Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate granted to the Indenture Trustee hereunder.

(v)    All original executed copies of each Obligor Note that constitute or evidence the Trust Estate have been delivered to the Custodian and the Issuer has received a Trust Receipt therefor, which acknowledges that the Custodian is holding the Obligor Notes that constitute or evidence the Trust Estate solely on behalf and for the benefit of the Indenture Trustee.
(vi)    Other than the security interest granted to the Indenture Trustee pursuant to this Indenture and Servicing Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.
(vii)    All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Trust Estate contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”
(viii)    None of the Obligor Notes that constitute or evidence the Trust Estate has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.
The foregoing representations and warranties in Section 12.01(m)(i) – (viii) shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise released or discharged.
(n)    Eligible Timeshare Loans. Each Timeshare Loan acquired by the Issuer on a Funding Date is an Eligible Timeshare Loan and each Timeshare Loan used in the calculation of the Borrowing Base on a Funding Date or a Payment Date is an Eligible Timeshare Loan as of such Funding Date or Payment Date, as applicable.
(o)    Representations and Warranties Regarding Foreign Account Tax Compliance Act:
(i)    This Indenture and any other related agreements being executed on the Amendment Closing Date shall be assumed to be a material modification of the Notes for FATCA purposes.
(ii) to the Issuer’s knowledge, without investigation, the Indenture Trustee is not obligated, in respect of any payments to be made by it pursuant to this Indenture, to make any withholding or deduction of FATCA Withholding Tax.
(iii)    the Issuer will require the Noteholders to provide the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, Noteholder FATCA Information (to the extent not included in the Noteholder Tax Identification Information) to the Indenture Trustee; and

(iv)    the Issuer will require each Noteholder to agree that the Indenture Trustee has the right to withhold any amount of interest, principal and other payment (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder that fails to comply with the requirements of Section 12.1(o)(iii).
(p)    17g-5. Each of the Issuer and Parent has complied with the representations, certifications and covenants made by each of them to any Rating Agency in connection with the engagement of such Rating Agency to issue and monitor a credit rating on each Class of Notes, including any certification provided to such Rating Agency in connection with Rule 17g-5. The Issuer and Parent are the parties responsible for compliance with Rule 17g-5 in connection with the issuance and monitoring of the credit ratings on each Class of Notes.
SECTION 12.2.    Representations and Warranties of the Initial Servicer.
The initial Servicer hereby represents and warrants as of the Amendment Closing Date and each Funding Date, the following:
(a)    Organization and Authority. The Servicer:
(i)    is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;
(ii)    has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Transaction Documents to which it is a party, to enter into the Transaction Documents to which it is a party and to perform its obligations under the Transaction Documents to which it is a party; and
(iii)    has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities (including its activities as Servicer hereunder) makes such filings, franchises, licenses, permits or registrations necessary.
(b)    Place of Business. The address of the principal place of business and chief executive office of the Servicer is 10600 West Charleston Boulevard, Las Vegas, Nevada 89135 and there have been no other such locations since September 1, 2008.
(c)    Compliance with Other Instruments, etc. The Servicer is not in violation of any term of its certificate of incorporation and by-laws. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party do not and will not (i) conflict with or violate the certificate of incorporation or bylaws of the Servicer, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Servicer pursuant to the terms of any instrument or agreement to which the Servicer is a party or by which it is bound, or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in the Servicer.
(d)    Compliance with Law. The Servicer is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect its business, earnings, properties or condition (financial or other). The policies and procedures set forth in the Collection Policy and Underwriting Guidelines are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. The execution, delivery and performance of the Transaction Documents to which it is a party do not and will not cause the Servicer to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.
(e)    Pending Litigation or Other Proceedings. There is no pending or, to the best of the Servicer’s knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Servicer which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Servicer, (ii) the ability of the Servicer to perform its obligations under, or the validity or enforceability of this Indenture or any other documents or transactions contemplated under this Indenture, (iii) any property or title of any Obligor to any Timeshare Property or (iv) the Indenture Trustee’s ability to foreclose or otherwise enforce the Liens of the Timeshare Loans.
(f)    Taxes. It has timely filed all tax returns (federal, state and local) which are required to be filed and has paid all taxes related thereto, other than those which the Servicer is contesting in good faith and has set aside adequate resources in accordance with generally accepted accounting principles for the payment thereof..
(g)    Transactions in Ordinary Course. The transactions contemplated by this Indenture are in the ordinary course of business of the Servicer.
(h)    Securities Laws. The Servicer is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the 1940 Act.
(i)    Proceedings. The Servicer has taken all action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and the performance of all obligations to be performed by it under the Transaction Documents.
(j)    Defaults. The Servicer is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder. and to the Servicer’s knowledge, as applicable, no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

(k)    Insolvency. The Servicer is solvent. Prior to the date hereof; the Servicer did not, and is not about to, engage in any business or transaction for which any property remaining with the Servicer would constitute an unreasonably small amount of capital. In addition, the Servicer has not incurred debts that would be beyond the Servicer’s ability to pay as such debts matured.
(l)    No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party. The Servicer has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Servicer of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Servicer.
(m)    Name. The legal name of the Servicer is as set forth in the signature page of this Indenture and the Servicer does not have any trade names, fictitious names, assumed names or “doing business as” names.
(n)    Information. No document, certificate or report furnished by the Servicer, in writing, pursuant to this Indenture or in connection with the transactions contemplated hereby, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There are no facts relating to the Servicer as of the Amendment Closing Date which when taken as a whole, materially adversely affect the financial condition or assets or business of the Servicer, or which may impair the ability of the Servicer to perform its obligations under this Indenture, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Servicer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.
(o)    Collection Policy. The Collection Policy attached hereto as Exhibit C represents the policies of the Servicer and, to the best knowledge of the Servicer, is materially consistent with the customary standard of prudent servicers of loans secured by timeshare interests.
SECTION 12.3.    Representations and Warranties of the Indenture Trustee and Back-Up Servicer.
The Indenture Trustee and the Back-Up Servicer each hereby represent and warrant as of the Amendment Closing Date and each Funding Date, the following:
(a)    The Indenture Trustee and the Back-Up Servicer is each a national banking association duly organized, validly existing and in good standing under the laws of the United States.

(b)    The execution and delivery of this Indenture and the other Transaction Documents to which the Indenture Trustee or the Back-Up Servicer is a party, and the performance and compliance with the terms of this Indenture and the other Transaction Documents to which the Indenture Trustee or the Back-Up Servicer is a party by the Indenture Trustee or the Back-Up Servicer, as applicable, will not violate the Indenture Trustee’s or the Back-Up Servicer’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material agreement or other material instrument to which it is a party or by which it is bound.
(c)    Except to the extent that the laws of certain jurisdictions in which any part of the Trust Estate may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated herein, the Indenture Trustee has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Indenture and the other Transaction Documents, has duly authorized the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party, and has duly executed and delivered this Indenture and the other Transaction Documents to which it is a party.
(d)    The Back-Up Servicer has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Indenture and the other Transaction Documents, has duly authorized the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party, and has duly executed and delivered this Indenture and the other Transaction Documents to which it is a party.
(e)    This Indenture, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of each of the Indenture Trustee and the Back-Up Servicer, enforceable against the Indenture Trustee and the Back-Up Servicer in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.
(f)    Neither the Indenture Trustee nor the Back-Up Servicer is in violation of, and its execution and delivery of this Indenture and the other Transaction Documents to which it is a party and its performance and compliance with the terms of this Indenture and the other Transaction Documents to which it is a party will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee’s and the Back-Up Servicer’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Indenture Trustee or the Back-Up Servicer, as applicable, to perform its obligations under any Transaction Document to which it is a party.
(g)    No litigation is pending or, to the best of the Indenture Trustee’s and the Back-Up Servicer’s knowledge, threatened against the Indenture Trustee or the Back-Up Servicer that, if determined adversely to the Indenture Trustee or the Back-Up Servicer, would prohibit the Indenture

Trustee or the Back-Up Servicer, as applicable, from entering into any Transaction Document to which it is a party or, in the Indenture Trustee’s and the Back-Up Servicer’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Indenture Trustee or the Back-Up Servicer to perform its obligations under any Transaction Document to which it is a party.
(h)    Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Indenture Trustee or the Back-Up Servicer of or compliance by the Indenture Trustee or the Back-Up Servicer with the Transaction Documents to which it is a party or the consummation of the transactions contemplated by the Transaction Documents has been obtained and is effective.
SECTION 12.4.    Multiple Roles.
The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the multiple roles of the Indenture Trustee, the Hedge Collateral Account Bank, the Custodian, the Back-Up Servicer and the Successor Servicer. Wells Fargo Bank, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank, National Association.
ARTICLE XIII.
MISCELLANEOUS
SECTION 13.1.    Statements Required in Certificate or Opinion.
Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(a)    a statement that the Person making such certificate or opinion has read such covenant or condition;
(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(c)    a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)    a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 13.2.    Notices.
(a)    All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by facsimile transmission (or if permitted hereunder, via electronic mail), followed by delivery of original documentation within one Business Day), (ii) effective when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:
If to the Issuer:
Diamond Resorts Issuer 2008 LLC
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attn: David Womer
With a copy to:
Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel
If to the Servicer:
Diamond Resorts Financial Services, Inc.
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: David Womer
Electronic Mail Address: david.womer@diamondresorts.com
With a copy to:
Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel
If to the Indenture Trustee, Custodian, Back-Up Servicer or Hedge Collateral Account Bank:
Wells Fargo Bank, National Association
MAC N9311-161
Sixth & Marquette
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Facsimile Number:    (612) 667-3539
Telephone Number:    (612) 667-8058
Electronic Mail Address: collateral.management@wellsfargo.com
With a copy to:

ABS Custody Vault
1055 10th Avenue SE
MAC N9401-011
Minneapolis, MN 55414
Attention: Vault Manager
Facsimile Number: (612) 667-1080
If to the Administrative Agent:
Credit Suisse AG, New York Branch
11 Madison Avenue
Asset Finance, 4th Floor
New York, New York 10010
Attention: Mark Golombeck
Telephone Number:    (212) 325-9083
Facsimile Number:    (212) 325-4599
Electronic Mail Address:    abcp.monitoring@credit-suisse.com with a copy to
oliver.nisenson@credit-suisse.com,
patrick.duggan@credit-suisse.com,
list.afconduitreports@credit-suisse.com and
chioperations@guggenheimpartners.com
If to a Purchaser or Funding Agent:
at the address set forth in the Note Funding Agreement
If the Qualified Hedge Counterparty:
Credit Suisse International
One Cabot Square
London E14 4QJ
England

Attention:	Head of Credit Risk Management Managing Director – Operations Department Managing Director – Legal Department
Telephone Number:    44 20 7888 2028
Facsimile Number:     44 20 7888 2686
(Attention: Managing Director – Legal Department)
or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.
(b)    All communications and notices pursuant hereto to a Noteholder or Purchaser shall be in writing and delivered or mailed first class mail, postage prepaid or overnight courier at the address shown in the Note Register. The Indenture Trustee agrees to deliver or mail to the Administrative Agent upon receipt, all notices and reports that the Indenture Trustee may receive hereunder and under any Transaction Documents (and such delivery may be by electronic mail). Unless otherwise provided herein, the Indenture Trustee may consent to any requests received under such documents or, at its option, follow the directions of the Administrative Agent within 30 days after prior written notice to the Purchasers. All notices to Noteholders, Purchasers and the Administrative Agent shall be sent simultaneously. Expenses for such communications and notices shall be borne by the Servicer.
SECTION 13.3.    No Proceedings.
The Noteholders, the Servicer and the Indenture Trustee each hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Issuer or the Trust Estate any insolvency proceeding so long as there shall not have elapsed one year plus one day since the last maturity of the Notes.
SECTION 13.4.    Limitation of Liability.
It is expressly understood and agreed by the parties hereto that DFS is executing this Indenture solely as Servicer and DFS undertakes to perform such duties and only such duties as are specifically set forth in this Indenture applicable to the Servicer.
SECTION 13.5.    Entire Agreement.
This Indenture contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.
SECTION 13.6.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes or the rights of the Holders thereof.
SECTION 13.7.    Indulgences; No Waivers.
Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Indenture shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.
SECTION 13.8.    Benefit of Indenture.
Each of the Qualified Hedge Counterparty shall be a third party beneficiary of this Indenture.

SECTION 13.9.    JURISDICTION; WAIVER OF TRIAL BY JURY.
EACH PARTY TO THIS INDENTURE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS INDENTURE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THIS INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE.
ARTICLE XIV.
NON-PETITION AND NON-RECOURSE
SECTION 14.1.    Limited Recourse Against Conduit.
Each party to this Indenture hereby acknowledges and agrees that all transactions with a Conduit under the Transaction Documents or in connection herewith shall be without recourse of any kind to such Conduit. Each party hereto agrees that no liability or obligation of a Conduit hereunder for fees, expenses or indemnities shall constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code) against such Conduit unless such Conduit has received sufficient amounts pursuant to this Agreement to pay such amounts, and such amounts are not necessary to pay outstanding commercial paper issued by such Conduit. No recourse shall be had for any amount owing hereunder or any other obligation of, or claim against a Conduit arising out of or based upon this Agreement or any agreement or document entered into in connection herewith or therewith against any equity holder, member, employee, officer, agent, or manager of such Conduit or any equity holder, member, employee, officer, director, or affiliate thereof. The agreements set forth in this Section 14.1 and the parties’ respective obligations under this Section 14.1 shall survive the termination of this Indenture.
SECTION 14.2.    No Bankruptcy Petition Against Conduit.
Each of the parties to this Indenture hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the Laws of the United States or any state of the United States. The agreements set forth in this Section 14.2 and the parties’ respective obligations under this Section 14.2 shall survive the termination of this Indenture.
[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

DIAMOND RESORTS ISSUER 2008 LLC, as Issuer By: /s/ Lillian Luu Name: Lillian Luu Title: Treasurer

DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer By: /s/ David Womer Name: David Womer Title: President

KL2 2914381, Seventh Amended and Restated Indenture

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Custodian and Back-Up Servicer By: /s/ Sue Larson Name: Sue Larson Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Hedge Collateral Account Bank and solely with respect to Sections 3.2 and 3.3 By: /s/ Sue Larson Name: Sue Larson Title: Vice President

KL2 2914381, Seventh Amended and Restated Indenture

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent By: /s/ Oliver Nisenson Name: Oliver Nisenson Title: Director

By: /s/ Eric McCutcheon Name: Eric McCutcheon Title: Vice President

KL2 2914381, Seventh Amended and Restated Indenture

Pursuant to Section 9.2, the undersigned
Qualified Hedge Counterparty
hereby consents to this Indenture:

CREDIT SUISSE INTERNATIONAL,
as Qualified Hedge Counterparty

By: /s/ Bik Quan Chung_______________
Name:    Bik Quan Chung
Title:    Authorized Signatory

By: /s/ Emilie Blay___________________
                             Name:    Emilie Blay
                             Title:    Authorized Signatory

KL2 2914381, Seventh Amended and Restated Indenture

EXHIBIT A-1

FORM OF CLASS A NOTES

A-1-1

VARIABLE FUNDING NOTE
THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SERVICER, THE BACKUP SERVICER, THE INDENTURE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING TIMESHARE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.
THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.
NO RESALE OR OTHER TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE ON BEHALF OR WITH THE ASSETS OF (II) ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA; (II) ANY “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE; (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY; OR (D) ANY OTHER ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, OR NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR

A-1-2

(B) NO NON-EXEMPT “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE OR VIOLATION OF SIMILAR LAW WILL OCCUR IN CONNECTION WITH PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN. NEITHER THE NOTES NOR ANY INTEREST THEREIN MAY BE PURCHASED BY OR TRANSFERRED TO ANY BENEFIT PLAN, OR PERSON ACTING ON BEHALF OF OR WITH ASSETS OF ANY BENEFIT PLAN, UNLESS IT REPRESENTS THAT IT IS NOT SPONSORED (WITHIN THE MEANING OF SECTION 3(16)(B) OF ERISA) BY A DIAMOND RESORTS ENTITY, THE INDENTURE TRUSTEE OR THE ADMINISTRATIVE AGENT, OR BY ANY AFFILIATE OF ANY SUCH PERSON.
DIAMOND RESORTS ISSUER 2008 LLC
VARIABLE FUNDING NOTES, CLASS A

Date of Indenture: as of January 20, 2016
Up to [$           ]
FOR VALUE RECEIVED, Diamond Resorts Issuer 2008 LLC, a Delaware limited liability company (the “Issuer”) hereby promises to pay to [          ] (the “Holder”) or its assigns, the principal sum not to exceed [           ] Dollars ($[       ]) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Seventh Amended and Restated Indenture, dated as of January 20, 2016 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), custodian and back-up servicer, and Credit Suisse AG, New York Branch as Administrative Agent (the “Administrative Agent”), and to pay interest at the applicable Note Rate on the Outstanding Note Balance of this Variable Funding Note (this “Note”) until paid in full, on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in the “Seventh Amended and Restated Standard Definitions” attached as Annex A to the Indenture.
By its holding of this note (this “Class A Note”), the Holder shall be deemed to accept the terms of the Indenture and agrees to be bound thereby.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Class A Note is one of a duly authorized issue of notes of the Issuer issued under the Indenture. This Class A Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class A Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class A Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders of the Class A Notes, as their names and addresses

A-1-3

appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A Note shall terminate.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Administrative Agent. The Indenture also contains provisions permitting the Administrative Agent, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note.
Each Class A Note may be issued only in registered form and only in minimum denominations of at least $1,000,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 of the Indenture of any Class A Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class A Note with a denomination less than $1,000,000. The Holder of this Class A Note is deemed to acknowledge that the Class A Notes may be purchased and transferred only in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof and that this Class A Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the Holder of this Class A Note having a beneficial interest below such authorized denominations.
The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
No transfer of this Class A Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture or (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Class A Notes under the Securities Act or any other

A-1-4

securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Class A Note without registration.
Prior to due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.
The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

A-1-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated:
DIAMOND RESORTS ISSUER 2008 LLC
By:
Name:
Title:

A-1-6

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class A Notes referred to in the within mentioned Indenture.
Dated:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee
By:
Name:
Title:

A-1-7

EXHIBIT A-2

FORM OF CLASS B NOTES

A-2-1

VARIABLE FUNDING NOTE
THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SERVICER, THE BACKUP SERVICER, THE INDENTURE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING TIMESHARE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.
THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.
NO RESALE OR OTHER TRANSFER OF THIS NOTE (OR ANY INTEREST HEREIN) SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE ON BEHALF OR WITH THE ASSETS OF (II) ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA; (II) ANY “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE; (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY; OR (D) ANY OTHER ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, OR NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR

A-2-2

(B) NO NON-EXEMPT “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE OR VIOLATION OF SIMILAR LAW WILL OCCUR IN CONNECTION WITH PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN. NEITHER THE NOTES NOR ANY INTEREST THEREIN MAY BE PURCHASED BY OR TRANSFERRED TO ANY BENEFIT PLAN, OR PERSON ACTING ON BEHALF OF OR WITH ASSETS OF ANY BENEFIT PLAN, UNLESS IT REPRESENTS THAT IT IS NOT SPONSORED (WITHIN THE MEANING OF SECTION 3(16)(B) OF ERISA) BY A DIAMOND RESORTS ENTITY, THE INDENTURE TRUSTEE OR THE ADMINISTRATIVE AGENT, OR BY ANY AFFILIATE OF ANY SUCH PERSON.
DIAMOND RESORTS ISSUER 2008 LLC
VARIABLE FUNDING NOTES, CLASS B

Date of Indenture: as of January 20, 2016
Up to [$           ]
FOR VALUE RECEIVED, Diamond Resorts Issuer 2008 LLC, a Delaware limited liability company (the “Issuer”) hereby promises to pay to [          ] (the “Holder”) or its assigns, the principal sum not to exceed [           ] Dollars ($[       ]) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Seventh Amended and Restated Indenture, dated as of January 20, 2016 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), custodian and back-up servicer, and Credit Suisse AG, New York Branch as Administrative Agent (the “Administrative Agent”), and to pay interest at the applicable Note Rate on the Outstanding Note Balance of this Variable Funding Note (this “Note”) until paid in full, on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in the “Seventh Amended and Restated Standard Definitions” attached as Annex A to the Indenture.
By its holding of this note (this “Class B Note”), the Holder shall be deemed to accept the terms of the Indenture and agrees to be bound thereby.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Class B Note is one of a duly authorized issue of notes of the Issuer issued under the Indenture. This Class B Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class B Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class B Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders of the Class B Notes, as their names and addresses

A-2-3

appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Administrative Agent. The Indenture also contains provisions permitting the Administrative Agent, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note.
Each Class B Note may be issued only in registered form and only in minimum denominations of at least $1,000,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 of the Indenture of any Class B Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class B Note with a denomination less than $1,000,000. The Holder of this Class B Note is deemed to acknowledge that the Class B Notes may be purchased and transferred only in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof and that this Class B Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the Holder of this Class B Note having a beneficial interest below such authorized denominations.
The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
No transfer of this Class B Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture or (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Class B Notes under the Securities Act or any other

A-2-4

securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Class B Note without registration.
Prior to due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.
The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

A-2-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated:
DIAMOND RESORTS ISSUER 2008 LLC
By:
Name:
Title:

A-2-6

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class B Notes referred to in the within mentioned Indenture.
Dated:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee
By:
Name:
Title:

A-2-7

EXHIBIT B

FORM OF INVESTMENT REPRESENTATION LETTER

[see attached]

INVESTOR REPRESENTATION LETTER
DIAMOND RESORTS ISSUER 2008 LLC
Variable Funding Notes
Diamond Resorts Issuer 2008 LLC
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel
Wells Fargo Bank, National Association, as Indenture Trustee
Sixth & Marquette Ave.
MAC N9311-161
Minneapolis, Minnesota 55479
Ladies and Gentlemen:
__________ (the “Purchaser”) hereby represents and warrants to you in connection with its purchase of $________ in principal amount of the above-captioned notes (the “Notes”) as follows:
1.    The Purchaser (i) is a qualified institutional buyer, and has delivered to you the certificate substantially in the form attached hereto as Annex I or Annex II, as applicable, (ii) is aware that the sale to it is being made in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and (iii) is acquiring the Notes for its own account or for the account of a qualified institutional buyer. The Purchaser is purchasing the Notes for investment purposes and not with a view to, or for, offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or applicable state securities laws.
2.    The Purchaser understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes, such Notes may be offered, resold, pledged or otherwise transferred only (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A of the Securities Act, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iii) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iii) in accordance with any applicable securities laws of any State of the United States, and that (B) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred to in (A) above.
3.    The Purchaser understands that the Notes will, until the expiration of the applicable holding period with respect to the Notes set forth in Rule 144(k) of the Securities Act, unless otherwise agreed by the Issuer and the Holder thereof, bear a legend substantially to the following effect:

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
4.    If the Purchaser is purchasing any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and has full power to make acknowledgments, representations and agreements contained herein on behalf of such account(s).
5.    The Purchaser has received such other information, if any, requested by the Purchaser, has had full opportunity to review such information and has received information necessary to verify such information. The Purchaser represents that in making its investment decision to acquire the Notes, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the addressees of this letter.
6.    The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.
7.    The Purchaser understands that the Issuer, the Administrative Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements contained in this letter and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Administrative Agent. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements contained in this letter on behalf of such account.
8.    The Notes may not be sold or transferred to, and each Purchaser by its purchase of the Notes shall be deemed to have represented and covenanted that it is not acquiring the Notes for or on behalf of or with the assets of, and will not transfer the Notes to, (a) any “employee benefit plan” as defined in Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA; (b) any “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code; (c) any entity whose underlying assets include assets of an employee benefit plan or plan described in (a) or (b) above by reason of such employee benefit plan’s or plan’s investment in such entity; or (d) any other arrangement that is subject to any federal, state, local, or non-U.S. law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), except that such purchase for or on behalf of or with assets of a plan shall be permitted:
(i)    to the extent such purchase is made by or on behalf of a bank collective investment fund maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total assets in such collective investment fund, and the other applicable conditions of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
(ii)    to the extent such purchase is made by or on behalf of an insurance company pooled separate account maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total of all assets in such pooled separate account, and the other applicable conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
(iii)    to the extent such purchase is made on behalf of a plan by a “qualified professional asset manager”, as such term is described and used in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor, and the assets of such plan when combined with the assets of other plans established or maintained by the same employer (or affiliate thereof) or employee organization and managed by such qualified professional asset manager do not represent more than 20% of the total client assets managed by such qualified professional asset manager at the time of the transaction, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
(iv)    to the extent such plan is a governmental plan (as defined in Section 3(32) of ERISA) which is not subject to the provisions of Title I of ERISA or Sections 401 or 501 of the Code;
(v)    to the extent such purchase is made by or on behalf of an insurance company general account in which the reserves and liabilities for the general account contracts held by or on behalf of any plan, together with any other plans maintained by the same employer (or its affiliates)

or employee organization, do not exceed 10% of the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer, in accordance with Prohibited Transaction Class Exemption 95-60, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;
(vi)    to the extent such purchase is made by an in-house asset manager within the meaning of Part IV(a) of Prohibited Transaction Class Exemption 96-23 and such manager has made or properly authorized the decision for such plan to purchase Notes, under circumstances such that Prohibited Transaction Class Exemption 96-23 is applicable to the purchase and holding of such Notes and all of the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of such Notes and all such conditions will continue to be satisfied thereafter; or
(vii)    to the extent such purchase will not otherwise give rise to a “prohibited transaction” described in ERISA or Section 4975 of the Code for which a statutory, regulatory or administrative exemption is unavailable; or
(viii)    to the extent such purchase will not otherwise give rise to a violation of Similar Law.
The Purchaser, if described in the preceding clauses, further represents and agrees that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, the Depositor, the Servicer, the Backup Servicer, the Indenture Trustee or the Administrative Agent, or by any affiliate of any such person.
9.    The Purchaser acknowledges that, under the Indenture, Notes (or beneficial interests therein) may be purchased and transferred only in authorized denominations - i.e., a minimum denomination of $1,000,000 and integral multiplies of $1,000 in excess thereof. The Purchaser covenants that the Purchaser will neither (i) transfer Notes (or beneficial interests therein) in less than the authorized denominations nor (ii) transfer Notes (or beneficial interests therein) where the result would be to reduce the Purchaser’s remaining holdings of Notes (or beneficial interests therein) below the authorized denominations.
10.    By execution hereof, the Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Indenture and the Notes.
The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.
Executed at ____________, ______________, this __ day of ___________, 20__.
___________________________________

Purchaser’s Signature
___________________________________
Purchaser’s Name and Title (Print)
___________________________________
Address of Purchaser
___________________________________
Purchaser’s Taxpayer Identification or
Social Security Number

ANNEX 1 TO EXHIBIT B
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Transferees Other Than Registered Investment Companies]
The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Diamond Resorts Issuer 2008 LLC, Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:
1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”).
2.    The Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Purchaser owned and/or invested on a discretionary basis $________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Purchaser satisfies the criteria in the category marked below.

o
Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

o
Bank. The Purchaser (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

o
Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

o	Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

o
Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

o
State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

o	ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

o	Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.

o
Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

_______________________________________________________________________________________________________________________________________________________________________________________________________________
3.    The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser did not include any of the securities referred to in this paragraph.
4.     For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser, unless the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser’s direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.
5.     The Purchaser acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.
Will the Purchaser be purchasing the Transferred Note
only for the Purchaser’s own account?

Yes	No

6.     If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.
7.     The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser’s purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Purchaser
By:
Name:
Title:

ANNEX 2 TO EXHIBIT B
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Purchasers That Are Registered Investment Companies]
The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Diamond Resorts Issuer 2008 LLC, Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:
1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”) or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because the Purchaser is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).
2.    The Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone owned and/or invested on a discretionary basis, or the Purchaser’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser’s Family of Investment Companies, the cost of such securities was used, unless the Purchaser or any member of the Purchaser’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

o
The Purchaser owned and/or invested on a discretionary basis $________in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

o
The Purchaser is part of a Family of Investment Companies which owned in the aggregate $________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.    The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).
4.    The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser’s Family of Investment Companies,

(ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, or owned by the Purchaser’s Family of Investment Companies, the securities referred to in this paragraph were excluded.
5.    The Purchaser is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A.
Will the Purchaser be purchasing the Transferred
Note only for the Purchaser’s own account?

Yes	No

6.    If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.
7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Purchaser’s purchase of the Transferred Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Purchaser or Adviser

By:
Name:
Title:
IF AN ADVISER:

Print Name of Purchaser
Date:____

EXHIBIT C

COLLECTION POLICY
Collections and delinquencies are managed utilizing technology to minimize account delinquencies by promoting satisfactory customer relations. The Servicer’s collection policy is designed to maximize cash flow into the organization and assist each customer with the management of his or her account while enjoying the vacation ownership experience. Technological capabilities include predictive dialer, integrated software modules, automated lock box processing, and automated credit card processing.
The Servicer’s collection department manages loan delinquencies by both phone and mail contact with the borrower initiated at 10 days from the time a loan becomes delinquent. At 30 days delinquent, the Servicer typically sends another letter advising the obligor to bring the account current while collection calls continue. Once the account reaches 60 days delinquent, the borrower is notified by mail that his/her loan balance has accelerated.
Summary of collection timeline:

Upon boarding	Customer service team conducts welcome calls.
10 Days Past Due	A past due notice is generated and mailed. Collection calls commence.
30 Days Past Due	A letter is sent advising that 2 payments are now due and payable within 7 days. Continue collection calls.
60 Days Past Due	A letter is sent advising the customer that the loan balance has been accelerated and that legal action will commence within 30 days if delinquency is not resolved.
90 Days Past Due	Account is transferred to loss mitigation for recovery efforts.
90 – 180 Days Past Due	Telegram like letter is sent / Last chance. Deed in lieu of foreclosure or foreclosure process begins.
180 Days +	Charge offs

Loss Mitigation / Default Processing Timeline
(by underlying inventory type)

Inventory Type	Cancelation Schedule / Timeline
Deeded / Fee Simple Title Loans that reach 181+ or are canceled prior to reaching 181 are charged off and go into our default calculations

90 Days: Referred to Loss Mitigation Group for full reinstatement (loan brought current), work-out/payment plan, or deed in lieu of foreclosure (if we get a DIL from our obligor we will transfer the inventory into one of our Points based trusts to be resold and cancel the loan within 45 days).
120-130 Days: Forwarded to outside legal counsel to start foreclosure proceedings.
240-430 Days: Foreclosure Sale Complete/Loan is canceled (wide range is based on individual state requirements).
285-475 Days: Deeded inventory transferred to one of the Points based trusts to be resold.

Points Based/
Beneficial Interest

Loans that reach 181+ or are canceled prior to reaching 181 are charged off and go into our default calculations

Extra time is given to foreign obligors (non-US or Canada) and this extra time is not reflected in this timetable.

90 Days: Referred to Loss Mitigation Group for full reinstatement (loan brought current), work-out/payment plan, or mutual release agreement (if we get a MRA from our obligor. the Points inventory will be made available to be resold and loan canceled within 14 days).
120-130 Days: Send certified demand letter (expires after 30 days).
157-169 Days: Demand period complete. Revocation notice sent (Revocation notice gives obligors 14 days to demand that we commence with a UCC foreclosure) if obligor does not respond they forfeit rights to a UCC foreclosure, which is more costly and time consuming.
181-195 Days: Defaults where obligor does not force a UCC foreclosure – Loan is canceled and Points inventory made available to be resold.
271-285 Days: Defaults where obligor does force a UCC foreclosure – UCC foreclosure complete/ Loan is canceled and points inventory made available to be resold.
(note: We have very few forced UCC foreclosures and often they are converted to workouts or the obligor signs a mutual release agreement)

Right to Use/ Lease Hold Loans that reach 181+ or are canceled prior to reaching 181 are charged off and go into our default calculations

90 Days: Referred to Loss Mitigation Group for full reinstatement (loan brought current) or work-out/payment plan.
120-130 Days: Send certified demand letter (expires after 30 days for US residents and 60 days for foreign obligors).
130-140 Days: Send termination of lease notice.
145-155 Days: Transfer leases to one of the Points based trusts to be resold/ Loan is canceled.

-
Please note that consumer bankruptcies, loans that fall under the soldiers and sailors act, hardship forbearances, and accounts needing legal research are exceptions to the timeline in the above table.

-	All Canceled Loans in a conduit facility are repurchased, replaced, or remarketed.

-	Accounts in a loan facility get equal or more attention when compared to the company’s in house portfolio (equal or higher priority).

EXHIBIT D

FORM OF MONTHLY SERVICER REPORT

[see attached]

D-1

EXHIBIT E

FORM OF SERVICER’S OFFICER’S CERTIFICATE
The undersigned, an officer of Diamond Resorts Financial Services, Inc. (the “Servicer”), based on the information available on the date of this Certificate, does hereby certify as follows:
1.    I am an officer of the Servicer who has been authorized to issue this officer’s certificate on behalf of the Servicer.
2.    I have reviewed the data contained in the Monthly Servicer Report for the Due Period ended ______, _____ and the computations reflected in the Monthly Servicer Report attached hereto as Schedule A are true, correct and complete.
All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the “Standard Definitions” found in Annex A of the Indenture.
DIAMOND RESORTS FINANCIAL SERVICES, INC.,
By:
Name:
Title:
Date:

E-1

EXHIBIT F
FORM OF RECORD LAYOUT FOR DATA CONVERSION
Period Ending
Lender Code
Account Number
Account Code
Account Code Date
Resort
Obligor City
Obligor Zip Code
Obligor State Code
Obligor State Description
Obligor Country Code
Obligor Country Description
Credit Score
Days Delinquent
Purchase Price before WRAP
Down Payment
Original Balance
Original Term
Interest Rate
Principal and Interest Monthly Payment
Monthly Impound
Late Charge Balance
Current Balance
Remaining Term
Contract Date
First Payment Date
Last Payment Date
Last Payment Amount
Next Payment Date
Payments Made
WRAP

F-1

EXHIBIT G
FORM OF ST. MAARTEN NOTICE
<Date>
<Name>
<Address>
<City, State, Zip>
<Country>
Re: Your St. Maarten Timeshare – Loan # <Contract Number>
Dear <Name>:
As one of Diamond Resorts’ valued Owners, you are very important to us and we are committed to keeping you informed about any business that affects you. In keeping our promise, we wish to inform you of a recent change that affects the loan for your timeshare ownership, but does not affect the way it will be serviced.
The Diamond Resorts company that has been the creditor of your loan has transferred and assigned all of its right, title, and interest to your loan. Effective as of ___________, 20__, your loan has been assigned to Diamond Resorts Issuer 2008 LLC and pledged to Wells Fargo Bank Minnesota, National Association, as indenture trustee for the benefit of note holders pursuant to an indenture.*
We want to assure you that Diamond Resorts Financial Services, Inc. will continue to provide service for all aspects of your loan. The transfer in no way affects you membership in you owners’ association, if any, or the usage of your timeshare. Also, the transfer does not affect how you will make your payments, and we appreciate your continuing to make them as usual.
The transfer of loans to other lenders is a routine procedure in our industry, and will not affect our business relationship. If you wish to speak to a Diamond Resorts Financial Services representative, please call our offices toll-free at 877-DRI-CLUB. Our hours are Monday through Friday, 8 a.m. to 6 p.m., Pacific Time. We welcome any questions you may have.
Thank you for being a member of our family at Diamond Resorts. It is always our pleasure to assist you in any way we can.
Sincerely,
Diamond Resorts Financial Services, Inc.
On behalf of AKGI St. Maarten NV, Diamond Resorts Corporation, Diamond Resorts Finance Holding Company, Diamond Resorts Depositor 2008 LLC and the Issuer
* This transfer was made in a sequential manner as follows: AKGI St. Maarten N.V., the creditor of your loan, pursuant to an instrument of transfer, transferred and assigned all of its right, title, and interest to the loan to Diamond Resorts Corporation, a Maryland corporation. Diamond Resorts

G-1

Corporation, pursuant to an instrument of transfer, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts Finance Holding Company, a Delaware corporation. Diamond Resorts Finance Holding Company pursuant to a purchase agreement sold all of its right, title, and interest to the loan to Diamond Resorts Depositor 2008 LLC, a Delaware limited liability company. After these transfers, Diamond Resorts Depositor 2008 LLC, pursuant to a sale agreement, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts Issuer 2008 LLC (the “Issuer”), and the Issuer, pursuant to an indenture, pledged all of its right, title and interest to the loan to Wells Fargo Bank Minnesota, National Association, as indenture trustee for the benefit of the Noteholders, as security for its obligations under the indenture.

G-2

EXHIBIT H
FORM OF ADDITIONAL TIMESHARE LOAN SUPPLEMENT
ADDITIONAL TIMESHARE LOAN SUPPLEMENT (this “Supplement”), dated as of _________. Reference is made to that certain Seventh Amended and Restated Indenture (the “Indenture”), dated as of January 20, 2016, among Diamond Resorts Issuer 2008 LLC, a Delaware limited liability company, as issuer (the “Issuer”), Diamond Resorts Financial Services, Inc. (“DFS”), a Nevada corporation, as servicer (the “Servicer”), Wells Fargo Bank, National Association, a national banking association, as trustee (the “Indenture Trustee”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”) and Credit Suisse AG, New York Branch, as Administrative Agent of the Purchasers and Funding Agents pursuant to the Note Funding Agreement (the “Administrative Agent”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Indenture.
The Issuer and the Servicer are delivering this Supplement pursuant to Section 4.3 of the Indenture.
The Issuer and the Servicer hereby certify and agree as follows:
1.    The Schedule of Timeshare Loans attached hereto as Exhibit A sets forth the Timeshare Loans acquired by or Granted to the Issuer on the Transfer Date (the “Additional Timeshare Loans”).
2.    All of the information provided in the Schedule of Timeshare Loans attached hereto as Exhibit A is true and correct as of the Transfer Date.
3.    Each Additional Timeshare Loan is an Eligible Timeshare Loan as of the Transfer Date.
4.    The Cut-Off Date with respect to the Additional Timeshare Loans is [__________].
5.    The Transfer Date with respect to the Additional Timeshare Loans is [_________].
6.    The Timeshare Loan Files for the Additional Timeshare Loans have been delivered to the Custodian and the Custodian has delivered a Trust Receipt therefor.
7.    The Timeshare Loan Servicing Files for the Additional Timeshare Loans have been delivered to the Servicer.
8.    The Indenture is hereby ratified, and all references to the Indenture shall be deemed from and after the Transfer Date as supplemented by this Supplement.
9.    This Supplement may be executed in any number of counterparty, all of which taken together shall constitute one and the same instrument.

10.    THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the Issuer and the Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

DIAMOND RESORTS ISSUER 2008 LLC, as Issuer By: Name: David F. Palmer Title: President

DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer and individually By: Name: David Womer Title: President

Exhibit A
Schedule of Timeshare Loans for
Additional Timeshare Loans

EXHIBIT I
FORM OF FUNDING DATE OFFICER’S CERTIFICATE
FUNDING DATE CERTIFICATE OF
DIAMOND RESORTS ISSUER 2008 LLC
[________], 20__

In connection with that certain Seventh Amended and Restated indenture, dated as of January 20, 2016 (the “Indenture”), by and among Diamond Resorts Issuer 2008 LLC, as issuer (the “Issuer”), Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as indenture trustee, custodian and back-up servicer and Credit Suisse AG, New York Branch, as administrative agent, the Issuer hereby certifies that:
1.    As of the Funding Date on _________, 20__, all of the conditions sets forth in Section 10.1 of the Indenture shall have been satisfied.
Capitalized terms used but not defined herein shall have the meanings specified in the Indenture.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

DIAMOND RESORTS ISSUER 2008 LLC, as Issuer

By:_________________________________
Name:
Title:

I-1

ANNEX A
STANDARD DEFINITIONS
[see attached]

Annex A

Final

ANNEX A
SEVENTH AMENDED AND RESTATED STANDARD DEFINITIONS
Rules of Construction. In these Standard Definitions and with respect to the Transaction Documents (as defined below), (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) in any Transaction Document, the words “hereof,” “herein,” “hereunder” and similar words refer to such Transaction Document as a whole and not to any particular provisions of such Transaction Document, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in any Transaction Document are to such Transaction Document unless otherwise specified, (d) the term “documents” includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (e) the term “including” is not limiting and (except to the extent specifically provided otherwise) shall mean “including (without limitation)”, (f) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including,” the words “to” and “until” each shall mean “to but excluding,” and the word “through” shall mean “to and including” and (g) the words “may” and “might” and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person.
“30-day Plus Delinquent Loan” means any Timeshare Loan owned directly by the Issuer (other than a 60-day Plus Delinquent Loan) in which a portion of a scheduled payment is delinquent by more than 30 days from its due date.
“60-day Plus Delinquent Loan” means any Timeshare Loan owned directly by the Issuer for which any of the earliest following events may have occurred: (i) any scheduled payment or part thereof has been delinquent more than 60 days from its original due date as of the last day of the related Due Period, (ii) the Servicer has actual knowledge of a bankruptcy event that has occurred with respect to the related Obligor or has initiated cancellation, foreclosure or similar proceedings with respect to the related Timeshare Interest or has received the related deed or assignment in lieu of foreclosure, or (iii) provided that a scheduled payment or portion thereof for such Timeshare Loan is at least one day delinquent, the Servicer has determined that such Timeshare Loan should be written off in accordance with the Credit and Collection Policy.
“1940 Act” means the Investment Company Act of 1940, as amended.
“A/R Notes” has the meaning specified in the Recitals of the Indenture.
“Accounting Based Consolidation Event” means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of any Conduit that are subject to the Note Funding Agreement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Party. An Accounting Based Consolidation Event shall be deemed to occur on the date any Affected Party shall acknowledge in writing that any such consolidation of the assets and liabilities of the related Conduit shall occur.

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“Act” has the meaning specified in Section 1.4 of the Indenture.
“Additional Timeshare Loans” has the meaning specified in Section 4.3 of the Indenture.
“Additional Timeshare Loan Supplement” means, with respect to any Additional Timeshare Loans, an Additional Timeshare Loan Supplement substantially in the form of Exhibit H to the Indenture.
“Adjusted Eurodollar Rate” means, for any Interest Accrual Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined by the applicable Purchaser pursuant to the following formula:

Adjusted Eurodollar Rate	= LIBOR Rate
1-LIBOR Reserve Percentage
on the first day of such Interest Accrual Period.
“Administrative Agent” means Credit Suisse AG, New York Branch, and its successors and assigns under the Note Funding Agreement.
“Administrative Agent-Related Persons” means the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective Affiliates.
“Administrative Agent Fee” has the meaning set forth in the Fee Letter.
“Advance Rate” means, with respect to the Borrowing Base Loans related to a Borrowing Base Group, the applicable Advance Rate specified in the chart below:
Borrowing Base Loan Group        Applicable Advance Rate
FICO 599 and Less Loan Group            30%
FICO 600 to 649 Loan Group                50%
FICO 650 to 699 Loan Group                78%
FICO 700 to 749 Loan Group                94%
FICO 750 to 799 Loan Group                96%
FICO 800 Plus Loan Group                98%
No FICO Loan Group                    80%
Foreign Timeshare Loan Group            80%

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“Adverse Claim” means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under the Indenture in favor of the Indenture Trustee and the Secured Parties.
“Affected Party” means (i) any Alternate Purchaser, (ii) any Support Party, (iii) any agent, administrator or manager of any Conduit, or (iv) any bank holding company in respect of any of the foregoing.
“Affiliate” means any Person: (i) which directly or indirectly Controls, or is Controlled by, or is under common Control with the affiliated Person; (ii) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting securities of the affiliated Person; or (iii) for which five percent (5%) or more of the voting securities of which is directly or indirectly beneficially owned or held by the affiliated Person.
“Aggregate Loan Balance” means the sum of the Loan Balances for all Borrowing Base Loans.
“Aggregate Outstanding Note Balance” means, as of any date of determination, an amount equal to the sum of the Outstanding Note Balances of all Classes of Notes.
“Allocated Commercial Paper” means commercial paper issued by or on behalf of a Conduit if the proceeds thereof are used (or, in the case of a Defaulted Borrowing Date, would have been used) to fund or maintain one or more Borrowings.
“Alternate Purchaser” means, with respect to a Conduit, each Purchaser identified as an Alternate Purchaser for such Conduit on Schedule I to the Note Funding Agreement or in the Joinder Supplement or Transfer Supplement pursuant to which such Conduit became a party to the Note Funding Agreement, and any permitted assignee thereof.
“Alternative Rate” means, for any Interest Accrual Period and a Purchaser, a rate per annum equal to the Adjusted Eurodollar Rate; provided, however, that in the case of (a) any Interest Accrual Period on or after the first day on which a Committed Purchaser shall have notified the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Committed Purchaser to fund such Borrowing at the sum of the applicable Usage Fee Rate per annum above the Adjusted Eurodollar Rate (and such Committed Purchaser shall not have subsequently notified the Administrative Agent that such circumstances no longer exist), (b) any Interest Accrual Period of less than seven days, (c) the event that the Adjusted Eurodollar Rate is not reasonably available to a Committed Purchaser for such a Interest Accrual Period or does not adequately and fairly reflect the cost to the related Committed Purchaser of funding such Borrowing, or (d) any Interest Accrual Period as to which the related Borrowing will not be funded by the issuance of commercial paper, as determined by a Committed Purchaser (on behalf of a Conduit) no later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Interest Accrual Period, the “Alternative Rate” shall be a floating rate per annum equal to the Bank Base Rate in effect on each day of such Interest Accrual Period; provided, further, that a

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Committed Purchaser and the Issuer may agree in writing from time to time upon a different “Alternative Rate” with respect to such Committed Purchaser as agreed to between the Issuer and such Committed Purchaser.
“Amendment Closing Date” means January 20, 2016.
“Amortization Event” shall exist and continue on and after a Determination Date if any of the following shall occur:
(a)    a Warehouse Portfolio Performance Event; or
(b)    a Securitized Portfolio Performance Event; or
(c)    to the extent the Outstanding Note Balance is greater than zero, the Gross Excess Spread Percentage for the related Due Period is less than 5.00%; or
(d)    an Event of Default occurs; or
(e)    a Servicer Event of Default occurs; or
(f)    if any Indebtedness of a Diamond Resorts Party should default and be accelerated (unless waived by the holders of such debt); or
(g)    at the end of the Rating Cure Period, the External Rating does not equal the Implied Rating; or
(h)    the amount on deposit in the Reserve Account is less than the Reserve Account Required Balance for any three consecutive Business Days.
“Applicable Review Period” has the meaning specified in Section 1.2(a) of the Custodial Agreement.
“Approved Financial Institution” means a federal or state-chartered depository institution or trust company having a combined surplus and capital of at least $100,000,000 and further having (a) commercial paper, short-term debt obligations, or other short-term deposits that are rated at least “A-1” by S&P, if the deposits are to be held in the account for 30 days or less, or (b) having long-term unsecured debt obligations that are rated at least “AA” by S&P, if the deposits are to be held in the account more than 30 days. Notwithstanding the foregoing, if an account is held by an Approved Financial Institution, following a downgrade, withdrawal, qualification, or suspension of such institution’s rating, each account must promptly (and in any case within not more than 30 calendar days) be moved with written notice to the Indenture Trustee, to an Approved Financial Institution.
“Assignee” has the meaning specified in Section 8.1(g) of the Note Funding Agreement.
“Assignment” has the meaning specified in Section 8.1(g) of the Note Funding Agreement.

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“Association” means, with respect to each Resort, the related homeowners’ association.
“Assumption Date” has the meaning specified in Section 5.16(f) of the Indenture.
“Authoritative Copy” means a document, utilizing the electronic signature services of DocuSign that becomes part of an Electronic Timeshare Loan File which is unique, identifiable and has no watermark or other marking that would indicate that it is a “copy” or “duplicate” or not an original or not an “authoritative copy.
“Authorized Officer” means, with respect to any corporation, limited liability company or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, Managing Member and each other officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the Board of Directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with any Transaction Document on behalf of such corporation, limited liability company or partnership, as the case may be.
“Available Borrowing Amount” means for any Funding Date, the lesser of (a) the aggregate Available Commitments and (b) an amount equal to the Borrowing Base less the Aggregate Outstanding Note Balance.
“Available Commitment” means, on any day for a Committed Purchaser, such Committed Purchaser’s Commitment in effect on such day minus such Committed Purchaser’s portion of the Aggregate Outstanding Note Balance on such day.
“Available Funds” means for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from (i) the Centralized Lockbox Account, (ii) the Seller or the Depositor, as the case may be, pursuant to the Indenture, the Sale Agreement or the Purchase Agreement, (iii) the Servicer pursuant to the Indenture (including any Retained Asset Proceeds), (iv) the Reserve Account, (v) any payment received in respect of any Hedge Agreement, and (vi) the Performance Guarantors in respect of the Undertaking Agreement, plus (B) all investment earnings on funds on deposit in the Collection Account from the immediately preceding Payment Date through such Payment Date, less (C) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date.
“Back-Up Servicer” means Wells Fargo Bank, National Association and its permitted successors and assigns, as provided in the Indenture.
“Back-Up Servicing Fee” means for any Payment Date, an amount equal to the greater of (a) $2,500 and (b) the product of (x) one-twelfth of 0.016% and (y) the Aggregate Loan Balance as of the first day of the related Due Period.
“Bank Base Rate” means a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by the Administrative Agent (or an Affiliate) from time to time, changing when

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and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Administrative Agent (or an Affiliate)) and (ii) the sum of (a) 1.5% and (b) the rate equal to the Federal Funds Rate.
“Bankruptcy Code” means the federal Bankruptcy Code, as amended (Title 11 of the United States Code).
“Benefit Plan” means (a) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA; (b) any “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code; (c) any entity whose underlying assets include assets of an employee benefit plan or plan described in (a) or (b) above by reason of such employee benefit plan’s or plan’s investment in such entity; or (d) any other arrangement that is subject to Similar Law.
“Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Borrowing” means a borrowing made by the Issuer pursuant to the terms and conditions of the Indenture and the Note Funding Agreement.
“Borrowing Base” means as of any date of determination, the lesser of (a) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) the applicable Advance Rate; and (b) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) 88%. For purposes of calculating the Borrowing Base on a Funding Date, the Loan Balance of a Borrowing Base Loan, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the last day of the Due Period related to the immediately preceding Payment Date (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). For purposes of calculating the Borrowing Base with respect to any Determination Date, the aggregate Loan Balance of a Borrowing Base Loan Group, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the end of the related Due Period (or, with respect to Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). All 30-day Plus Delinquent Loans, 60-day Plus Delinquent Timeshare Loans and Defective Timeshare Loans shall be deemed to have a Loan Balance of zero ($0) for purposes of this definition.
“Borrowing Base Loan Group” means any of the FICO 599 and Less Loan Group, FICO 600 to 649 Loan Group, FICO 650 to 699 Loan Group, FICO 700 to 749 Loan Group, FICO 750 to 799 Loan Group, 800 Plus Loan Group, No FICO Loan Group or Foreign Timeshare Loan Group.
“Borrowing Base Loans” means, as of any date of determination, all Timeshare Loans that are Eligible Timeshare Loans on such date and owned directly by the Issuer and Granted to the Indenture Trustee pursuant to the Indenture.

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“Borrowing Certificate” means a certificate by an Authorized Officer of the Issuer, substantially in the form of Exhibit E to the Note Funding Agreement, setting forth, and certifying as to the accuracy of, the calculation of the Available Borrowing Amount, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to each Purchaser.
“Borrowing Notice” has the meaning specified in Section 2.1(c) of the Note Funding Agreement.
“Breakage Costs” means, to the extent that on any CP Borrowing Payment Date there exists a CP Excess Amount, an amount equal to the sum of (a) all interest (at the applicable Commercial Paper Rate) that would have accrued (had such CP Borrowing Payment Date not occurred) hereunder on such CP Excess Amount through and including the Funding Maturity Date plus (b) any amounts required to be paid to unwind any relevant Structured Hedge Agreements; provided, that such Conduit shall, on the applicable Funding Maturity Date, make a payment to the Issuer in an amount equal to the income (less the reasonable costs and expenses of obtaining such income), if any, actually received by such Conduit from investing the CP Excess Amount for the period from the CP Borrowing Payment Date until such Funding Maturity Date.
“Business Day” means any day other than (i) a Saturday, a Sunday, or (ii) a day on which banking institutions in New York City, the city in which the Servicer is located, or the city in which the Corporate Trust Office is located, are authorized or obligated by law or executive order to be closed.
“Cabo Developer” means DPM Acquisition Mexico S. de R.L. de C.V.
“Capital Lease Obligations” of any person means the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“Cash Equivalents” means (a) marketable direct obligations issued by, or guaranteed by, the government of the United States of America maturing within one (1) year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at the time of acquisition at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency and maturing within six months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States of America; and (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which

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state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at the time of acquisition at least A by S&P or P-1 by Moody’s.
“Centralized Lockbox Account” has the meaning specified in Section 5.2(a) of the Indenture.
“Certified Translation Document” has the meaning specified in Section 1.2(c) of the Custodial Agreement.
“Change in Control” is deemed to have occurred if (a) any “person” (other than a Permitted Holder) or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) (other than any such group that includes one or more Permitted Holders so long as, without giving effect to the existence of such group or any other group, one or more Permitted Holders is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as in effect on the date hereof) or record owner of more than 50% of the aggregate shares of voting capital stock held by such group) is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as in effect on the date hereof) or record owner of, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of Parent shall at any time be occupied by persons who were neither (i) nominated by the board of directors of Parent nor (ii) appointed by directors so nominated, (c) Parent shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of Holdings or (d) any change in control (or similar event, however denominated) with respect to Parent, Holdings, Diamond Resorts Corporation or any Subsidiary shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary is a party.
“Class” means, as the context may require, any of the Class A Notes or the Class B Notes.
“Class A Commitment” means with respect to any Committed Purchaser of a Class A Note, the maximum amount of such Committed Purchaser’s commitment to make advances to the Issuer as set forth in Schedule I to the Note Funding Agreement or in the Joinder Supplement or Transfer Supplement by which such Purchaser became a party to the Note Funding Agreement, as may be increased or reduced from time to time in accordance with the Note Funding Agreement. If any Purchaser shall become a Non-Extending Purchaser, its Class A Commitment shall be reduced to zero.
“Class A Noteholder” means a Holder of a Class A Note.
“Class A Notes” has the meaning specified in the Recitals of the Issuer in the Indenture.
“Class A Percentage Interest” means (i) for any Payment Date occurring prior to an Amortization Event, 82.5% and (ii) for any Payment Date occurring on and after an Amortization Event an amount equal to (a) the Outstanding Note Balance of the Class A Notes divided by (b) the Aggregate Outstanding Note Balance, expressed as a percentage.

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“Class B Commitment” means with respect to any Committed Purchaser of a Class B Note, the maximum amount of such Committed Purchaser’s commitment to make advances to the Issuer as set forth in Schedule I to the Note Funding Agreement or in the Joinder Supplement or Transfer Supplement by which such Purchaser became a party to the Note Funding Agreement, as may be increased or reduced from time to time in accordance with the Note Funding Agreement. If any Purchaser shall become a Non-Extending Purchaser, its Class B Commitment shall be reduced to zero.
“Class B Noteholder” means a Holder of a Class B Note.
“Class B Notes” has the meaning specified in the Recitals of the Issuer in the Indenture.
“Class B Percentage Interest” means (i) for any Payment Date occurring prior to an Amortization Event, 17.5% and (ii) for any Payment Date occurring on and after an Amortization Event an amount equal to (a) the Outstanding Note Balance of the Class B Notes divided by (b) the Aggregate Outstanding Note Balance, expressed as a percentage.
“Closing Date” means November 3, 2008.
“Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.
“Collateral” has the meaning specified therefor in the Collateral Documents.
“Collateral Certificate” means the collateral certificate to be executed and delivered by the Issuer to the Administrative Agent in form and substance satisfactory to the Administrative Agent, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms and conditions of the Transaction Documents.
“Collateral Documents” means the Indenture, the Deposit Account Control Agreement, the Intercreditor Agreement, and all other instruments, documents and agreements delivered in order to grant to the Indenture Trustee a Lien on the Trust Estate as security for the Notes.
“Collection” means a trust arrangement by which a Collection Developer transfers legal title to deeded fee simple or leasehold interests in Units at a Resort to either (a) a Collection Trustee or Collection Association pursuant to a Collection Trust Agreement or (b) in the case of the Cabo Azul Collection, a Mexican land trust. For purposes of the Transaction Documents and Timeshare Loans, each of Diamond Resorts U.S. Collection, Diamond Resorts Hawaii Collection, Diamond Resorts California Collection, Premiere Vacation Collection and Cabo Azul Collection is a “Collection”. Subject to the written approval of the Administrative Agent, the definition of “Collection” may be expanded to include future Collections formed by Diamond Resorts Corporation or its affiliates.
“Collection Account” means the account established and maintained by the Indenture Trustee pursuant to Section 3.2(a) of the Indenture.

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“Collection Association” means any of (i) Diamond Resorts U.S. Collection Members Association, Inc., Diamond Resorts Hawaii Collection Members Association, Inc., Diamond Resorts California Collection Members Association, Inc. and Premiere Vacation Collection Owners Association, Inc. or (ii) any similar entity related to a new Collection approved by the Administrative Agent.
“Collection Developer” means (i) Diamond Resorts U.S. Collection Development, LLC, Diamond Resorts Hawaii Collection Development, LLC, Diamond Resorts California Collection Development, LLC, Diamond Resorts Premiere Vacation Collection Development, LLC or the Cabo Developer, or (ii) any similar entity related to a new Collection approved by the Administrative Agent.
“Collection Policy” means the collection policy and practices of the initial Servicer in effect on the Amendment Closing Date (as may be amended from time to time as permitted by the Transaction Documents) and attached as Exhibit C to the Indenture, and for any successor Servicer means the collection policy and practices of such successor in effect on the date which it commences servicing, which collection policy and practices of the initial Servicer and any successor Servicer shall include a policy to determine when a Timeshare Loan should be written-off as uncollectible.
“Collection Reports” has the meaning specified in Section 5.16(b) of the Indenture.
“Collection Trust Agreement” means each trust agreement by and among the Collection Trustee and the related Collection Developer and Collection Association.
“Collection Trustee” means First American Trust, FSB, a federal savings bank or any similar entity related to a new Collection approved by the Administrative Agent.
“Commercial Paper Rate” means for any Interest Accrual Period and any Purchaser, the per annum rate equivalent to the weighted average of the per annum rates which may be paid or are payable by such Purchaser from time to time as interest on or otherwise (by means of hedge agreements or otherwise) in respect of such Purchaser’s issuance of commercial paper that are allocated in whole or in part by or on behalf of such Purchaser to fund the Notes during such Interest Accrual Period, as determined by or on behalf of such Purchaser, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of the related commercial paper notes and to net payments owned or received by such Purchaser under any hedge agreements entered into by such Purchaser in connection with such allocated commercial paper; provided, however, that if any rate in connection with the issuance of commercial paper is a discount rate, then such rate shall be the rate resulting from converting such discount rate to an interest‑bearing equivalent rate per annum; provided, further, that the Commercial Paper Rate shall not be less than 0.50% per annum. The Commercial Paper Rate shall be adjusted to take into account all Breakage Costs or costs, if any, specified in the Note Funding Agreement incurred by such Purchaser during the relevant Interest Accrual Periods.
“Committed Purchaser” means any Alternate Purchaser or any Non-Conduit Committed Purchaser.

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“Commitment” means the sum of the Class A Commitment and the Class B Commitment.
“Commitment Expiration Date” means April 10, 2017 or such date as may be extended in accordance with the Note Funding Agreement.
“Commitment Fee” has the meaning set forth in the Fee Letter.
“Commitment Percentage” means with respect to a Purchaser, such Purchaser’s Commitment as a percentage of the Total Commitment Amount.
“Conduit” means any commercial paper conduit identified as a Conduit on Schedule I to the Note Funding Agreement or in the Joinder Supplement or Transfer Supplement by which such Conduit became a party to the Note Funding Agreement, and any permitted assignee thereof.
“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus

(a)	without duplication and to the extent deducted (or not included) in determining such Consolidated Net Income, the sum of

(i)	consolidated interest expense for such period (excluding interest expense in respect of Indebtedness under a Receivables Securitization),

(ii)	consolidated income tax expense for such period,

(iii)	all amounts attributable to depreciation and amortization for such period,

(iv)	to the extent deducted in determining such Consolidated Net Income but not paid in cash during such period, all expenses during such period attributable to the sale of Timeshare Interests,

(v)	the aggregate amount of non-cash deferred financing expenses, loan origination costs and amortization of portfolio discount for such period,

(vi)	loss on extinguishment of debt for such period,

(vii)	any other non-recurring expenses or payments,

(viii)	any other non-cash charges (other than to the extent representing accruals for cash expenses in any future period for such period),

(ix)
any extraordinary charges determined in accordance with GAAP and non-recurring expenses or payments in any four consecutive fiscal quarter period; provided that such charges, expenses and payments shall be limited solely to (A) extraordinary charges as determined in accordance with GAAP, (B) non-cash charges arising from the write down or impairment of assets, (C) costs associated with the discontinuance of a significant operating unit or a significant portion of the business or (D) non-cash charges arising from changes in accounting principles,

(x)	stock based compensation for such period,

(xi)	any non-cash charges attributable to the FLRX Judgment or any Permitted FLRX Settlement, and

(xii)	all expenses or costs related to the operations of any Unrestricted Subsidiaries for such period,

(b)	and minus (b) without duplication

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(i)
all cash payments made during such period on account of fees, reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to clauses (a)(vii) and (a)(xii) above in a previous period,

(ii)	to the extent not deducted in determining Consolidated Net Income for such period, all cash payments made during such period in respect of expenses attributable to the sale of Timeshare Interests,

(iii)
to the extent included in determining such Consolidated Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP,

(iv)
to the extent not deducted in determining Consolidated Net Income for such period (or reflected in any previous non-cash charge referred to in clause (a)(xii) above), all cash payments made during such period attributable to the FLRX Judgment or any Permitted FLRX Settlement, and

(v)	to the extent included in determining such Consolidated Net Income, all revenue during such period attributable to any Unrestricted Subsidiaries.
“Consolidated Interest Expense” means, for any period, the excess of (a) the sum (without duplication) of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations, but excluding, to the extent otherwise included therein, interest expense in respect of Indebtedness under a Receivables Securitization, or interest expense relating to an Unrestricted Subsidiary) of Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of Parent or any of its Subsidiaries that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized in a previous period, minus (b) the sum of (i) interest income of Parent and its Subsidiaries for such period (excluding interest income attributable to Diamond Timeshare Receivables), determined on a consolidated basis in accordance with GAAP, (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (iii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts. For purposes of the foregoing, Consolidated Interest Expense shall be determined after giving effect to any net payments made or received by Parent or any of its Subsidiaries with respect to interest rate Hedge Agreements.
“Consolidated Net Income” means, for any period, the net income or loss of Parent and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded:
(i)the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary,
(ii)the income or loss of any person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Parent or any of its Subsidiaries or the date that such person’s assets are acquired by Parent or any of its Subsidiaries,

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(iii)the cumulative effect of any changes in accounting principles,
(iv)the income of any person in which any other person (other than Parent or any wholly owned Subsidiary of Parent or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Parent or a wholly owned Subsidiary of Parent by such person during such period, and
(v)any gains attributable to sales of assets out of the ordinary course of business.
“Continued Errors” has the meaning specified in Section 5.16(f)(i) of the Indenture.
“Contribution and Assignment Agreement” means that certain Contribution and Assignment Agreement by and between Diamond Resorts Corporation and the Seller, as the same may be amended from time to time.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Conveyed Timeshare Property” has the meaning specified in Section 2(a) of the Sale Agreement.
“Corporate Trust Office” means the office of the Indenture Trustee or the Hedge Collateral Account Bank, as applicable, which office is at the address set forth in Section 13.2 of the Indenture.
“CP Borrowing Payment Date” means any day (including but not limited to a day that principal is due) all or any portion of any Borrowing held by a Conduit is repaid or prepaid.
“CP Excess Amount” means the amount by which the principal amount of a repayment or prepayment or purchase is in excess of the principal component of Allocated Commercial Paper of such Conduit which matures on the related CP Borrowing Payment Date.
“Current Outstanding Amount” means $21,193,034.00. For the Class A Notes, the Current Outstanding Amount is $17,484,253.00. For the Class B Notes, the Current Outstanding Amount is $3,708,781.00.
“Custodial Agreement” means that certain Sixth Amended and Restated Custodial Agreement, dated as of June 26, 2015, by and among the Custodian, the Indenture Trustee, the Servicer, the Issuer and the Administrative Agent, as amended, restated or otherwise modified from time to time in accordance with their terms thereof.
“Custodial Delivery Failure” has the meaning specified in Section 2.5 of the Custodial Agreement.
“Custodial Fees” means the fees provided in the Custodial Agreement to the Custodian for its services thereunder.

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“Custodian” means Wells Fargo Bank, National Association, or its permitted successors and assigns.
“Custodian Loan Transmission” means in the case of each Timeshare Loan, a weekly (or as needed) transmission containing the following information to be delivered electronically by the Custodian to the Administrative Agent pursuant to the Custodial Agreement: the Obligor’s name, codes indicating Material Exceptions, if any, written descriptions of such Material Exceptions, the Resort code, the Servicer Identification number, the property address of the Obligor, the original loan amount and the interest rate for the Timeshare Loan. The Custodian shall incorporate all current data provided by any Performance Guarantor to the Custodian into the Custodian Loan Transmission.
“Cut-Off Date” means (a) with respect to a Timeshare Loan (other than an Additional Timeshare Loan), the date specified in the Schedule of Timeshare Loans as the date after which all subsequent Collections related to such Timeshare Loans are sold by the Seller to the Depositor and by the Depositor to the Issuer and (b) with respect to an Additional Timeshare Loan, the date specified as such in the Additional Timeshare Loan Supplement.
“Cut-Off Date Loan Balance” means the Loan Balance of a Timeshare Loan on the related Cut-Off Date.
“Declaration” means the declaration in furtherance of a plan for subjecting a Resort or a Collection to a timeshare form of ownership, which declaration contains covenants, restrictions, easements, charges, liens and including, without limitation, provisions regarding the identification of Timeshare Interest and the common areas and the regulation and governance of the real property comprising such Resort or such Collection as a timeshare regime.
“Default” means an event which, but for the passage of time or the giving of notice or both, would constitute an Event of Default, Servicer Event of Default or Amortization Event.
“Default Level” means for any Due Period, the amount equal to the sum of the loan balances of all Timeshare Loans in the Securitized Portfolio or Warehouse Portfolio, as the case may be, that are 181 days or more delinquent and otherwise meets the definition of “60-day Plus Delinquent Loan” herein (other than, in the case of the Warehouse Portfolio, 60-day Plus Delinquent Loans for which DFHC has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement) divided by the aggregate loan balance of all Timeshare Loans in the Securitized Portfolio or Warehouse Portfolio, as applicable.
“Defaulted Borrowing Date” has the meaning specified in Section 6.5 of the Note Funding Agreement.
“Defective Timeshare Loan” means any Timeshare Loan for which the Seller or the Depositor has breached a representation and warranty and has not cured, repurchased or replaced in accordance with the Purchase Agreement or the Sale Agreement.
“Deferred Interest Distribution Amount” means for any Payment Date occurring on and after the occurrence of an Amortization Event, an amount equal to the sum of (i) interest accrued

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during the related Interest Accrual Period at the Deferred Rate on the related portion of the Aggregate Outstanding Note Balance immediately prior to such Payment Date and (ii) the amount of unpaid Deferred Interest Distribution Amounts from prior Payment Dates, plus, to the extent permitted by law, interest thereon at the related Deferred Rate. The Deferred Interest Distribution Amount for the Notes will be calculated on the basis of actual number of days elapsed during the Interest Accrual Period and a 360 day year.
“Deferred Rate” means, with respect to the Notes, the applicable Note Rate plus 4.25%.
“Delinquency Level” means for any Due Period, the amount equal to the sum of the loan balances of the Securitized Portfolio or Warehouse Portfolio, as the case may be, that are more than 60 days but less than 181 days delinquent divided by the aggregate loan balance of all Timeshare Loans in the Securitized Portfolio or Warehouse Portfolio, as applicable.
“Deliver” means (x) with respect to a Tangible Timeshare Loan File, to deliver physical possession of such Tangible Timeshare Loan File via reputable overnight delivery service and (y) with respect to an Electronic Timeshare Loan File, to direct the transfer of such Electronic Timeshare Loan File from the vault partition of the Depositor to the Warehouse Vault Partition. The terms “Delivery” and “Delivered” shall have corollary meanings.
“Delivery Date” has the meaning specified in Section 1.1(b) of the Custodian Agreement.
“Deposit Account” means a “deposit account” within the meaning of Section 9 102(a)(29) of the UCC.
“Deposit Account Control Agreement” means a deposit account control agreement for a lockbox account (including the Centralized Lockbox Account), as it may be amended, supplemented or otherwise modified from time to time.
“Depositor” means Diamond Resorts Depositor 2008 LLC, a Delaware limited liability company.
“Determination Date” means, with respect to any Payment Date, the fourth Business Day prior to such Payment Date.
“DFHC” means Diamond Resorts Finance Holding Company, a Delaware corporation.
“DFS” means Diamond Resorts Financial Services, Inc., a Nevada corporation.
“DHC” means Diamond Resorts Developer and Sales Holding Company, a Delaware corporation.
“DHC Subsidiary Distribution and Assignment Agreement” means each distribution and assignment agreement by and between DHC and a DHC Subsidiary Loan Owner.

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“DHC Subsidiary Loan Owner” means Diamond Resorts U.S. Collection Development, LLC, Diamond Resorts Hawaii Collection Development, LLC and Diamond Resorts California Collection Development, LLC.
“Diamond Marketing and Sales Percentage” means the amount equal to the average of the selling and marketing expenses as a percentage of total Timeshare Interest sales as reported by Diamond Resorts, over the last four quarters; provided that if such quarter is a quarter ending on December 31, the Diamond Marketing and Sales Percentage will be based on the selling and marketing expenses for the most recent year.
“Diamond Resorts Corporation” means Diamond Resorts Corporation, a Maryland corporation.
“Diamond Resorts Entity” means each Diamond Resorts Party, each Collection Developer and their respective Affiliates.
“Diamond Resorts Marketing and Sales Percentage” means the amount equal to the average of the selling and marketing expenses as a percentage of total Timeshare Interest sales as reported by Diamond Resorts Corporation, over the last four quarters; provided that if such quarter is a quarter ending on December 31, the Diamond Resorts Marketing and Sales Percentage will be based on the selling and marketing expenses for the most recent year.
“Diamond Resorts Party” means each of the Issuer, the Seller, the Depositor, the Servicer, each Subsidiary Loan Owner and each Performance Guarantor.
“Diamond Resorts Subsidiary Distribution and Assignment Agreement” means each distribution and assignment agreement by and between Diamond Resorts Corporation and a Diamond Resorts Subsidiary Loan Owner.
“Diamond Resorts Subsidiary Loan Owner” means DHC.
“Diamond Timeshare Receivables” means timeshare receivables originated by, contributed or otherwise owned by Holdings, Diamond Resorts Corporation or any other Subsidiary.
“Direct Obligations” means direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America.
“Distribution and Assignment Agreement” means, as the context requires, any of the DHC Subsidiary Distribution and Assignment Agreement or the Diamond Resorts Subsidiary Distribution and Assignment Agreement, as same may be amended from time to time.
“DocuSign” means DocuSign Inc., a Washington corporation.
“DocuSign System” means the electronic signature services and the accompanying technology system comprised of proprietary and third party software, hardware, network

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communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of DocuSign that assists in electronic contracting in the timeshare industry.
“Domestic Obligor” means all Obligors who are not Foreign Obligors.
“Domestic Subsidiaries” means all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.
“Due Period” means with respect to any Payment Date, the immediately preceding calendar month.
“Electronic Obligor Note” means an Obligor Note which was created electronically using the DocuSign System and stored using the eOriginal System in a manner in which: (1) a single Authoritative Copy of the Obligor Note exists which is unique, identifiable and, except as otherwise provided in subparagraphs (4), (5) and (6) below, unalterable; (2) the Authoritative Copy is maintained in clean format and is held in a vault partition managed by the Custodian that identifies the Indenture Trustee as the secured party of the Obligor Note; (3) the Authoritative Copy is communicated to and maintained by the Custodian, as the designated custodian of the Indenture Trustee; (4) copies or revisions that add or change an identified assignee of the Authoritative Copy can be made only with the participation of the Custodian, as the designated custodian of the Indenture Trustee; (5) each copy of the Authoritative Copy and any copy of a copy is readily identifiable as a copy that is not the Authoritative Copy; and (6) any revision of the Authoritative Copy is readily identifiable as an authorized or unauthorized revision.
“Electronic Timeshare Loan File” means a Timeshare Loan File, the contents of which were created electronically using the DocuSign System.
“Eligible Bank Account” means a segregated account held for the benefit of the Secured Parties which may be an account maintained with the Indenture Trustee, which is either: (i) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least A by S&P, A2 by Moody’s and A by Fitch and whose short-term unsecured obligations are rated at least A-1 by S&P, P-1 by Moody’s and F-1 by Fitch; or (ii) a trust account or similar account maintained at the corporate trust department and in the name of the Indenture Trustee.
“Eligible Investments” means one or more of the following obligations or securities:
(a)Direct Obligations;
(b)federal funds, or demand and time deposits in, certificates of deposit of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment, the commercial paper or other short-term unsecured debt obligations or long‑term unsecured debt obligations of such depository institution or trust company

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have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;
(c)securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating from each Rating Agency, at the time of investment at least equal to the highest short-term unsecured debt ratings of each Rating Agency, provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the aggregate Outstanding Note Balance and the aggregate principal amount of all Eligible Investments in the Collection Account, provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;
(d)commercial paper (including both non interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term ratings; and
(e)any other demand, money market fund, common trust estate or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the Indenture Trustee or an Affiliate thereof): rated in the highest rating category by each Rating Agency. Such investments in this subsection (f) may include money market mutual funds or common trust estates, including any other fund for which the Indenture Trustee or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or sub-custodian, notwithstanding that (x) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses for services rendered pursuant to the Indenture, and (z) services performed for such funds and pursuant to this Indenture may converge at any time;
provided, however, that (1) any such Eligible Investment must be money-market or other relatively risk-free instruments without options and with maturities no later than the Business Day prior to the expected Payment Date; and provided further, however, that no such instrument shall be an Eligible Investment if such instrument (i) evidences either (x) a right to receive only interest payments with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, and (ii) is purchased at a price in excess of par. Any Eligible Investment may be made by or through the Indenture Trustee or an affiliate of the Indenture Trustee.
“Eligible Timeshare Loan” means a Timeshare Loan conforming to each of the representations and warranties set forth in Schedule I to the Sale Agreement as of the Funding Date, Transfer Date or, with respect to a Determination Date (and any related Payment Date), the last day of the Due Period, as the case may be. 30-day Plus Delinquent Loans, 60-day Plus Delinquent Loans and Defective Timeshare Loans are not, as of any date of determination, Eligible Timeshare Loans.
“Embargoed Person” means any Person subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701

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et seq., The Trading with the Enemy Act, 50 U.S.C. App. I et seq., and any executive orders or regulations promulgated thereunder with the result that the investment in any Diamond Resorts Entity (whether directly or indirectly), is prohibited by law or the Notes issued by the Issuer are in violation of law.
“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901, et seq.), the Federal Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future Federal, state, local or foreign statute, law, code, ordinance, rule, regulation, order, judgment, decree, injunction, notice, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct relating to protection of the environment, preservation or reclamation of natural resources, the presence, management or Release of Hazardous Materials or to health and safety matters.
“Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“eOriginal” means eOriginal, Inc., a Delaware corporation.
“eOriginal System” means the electronic vaulting and management services and accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of eOriginal that enable electronic contract vaulting in the timeshare industry.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.
“Equity Issuance” means any issuance or sale by Parent or any of its Subsidiaries of any Equity Interests of Parent or any such Subsidiary, as applicable, except in each case for (a) any issuance or sale to Parent or any of its Subsidiaries and (b) any issuance of directors qualifying shares.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) that together with Parent, Holdings or Diamond Resorts Corporation is treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to an Plan (other than an event for which the 30-day notice period is waived), (b) the failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates from any Plan or Multiemployer Plan, (e) the receipt by Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (g) the receipt by Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be in endangered or critical status within the meaning of Section 305 of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which Parent, Holdings or Diamond Resorts Corporation or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which Parent, Holdings or Diamond Resorts Corporation or any such Subsidiary could otherwise be liable, (i) any Foreign Benefit Event or (j) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of Parent, Holdings or Diamond Resorts Corporation or any other Subsidiary.
“Erroneous Payee” has the meaning specified in Section 5.2(c) of the Indenture.
“Errors” has the meaning specified in Section 5.16(f)(i) of the Indenture.
“Event of Default” means any one of the following events:
(a)without regard to Available Funds, default in the making of Interest Distribution Amounts, Principal Distribution Amounts, any fees due the Administrative Agent or any Purchaser, or any other payments or deposits required by the Indenture or the Note Funding Agreement when such become due and payable, and continuance of such default for three Business Days; or
(b)a failure to maintain Hedge Agreements satisfying the Hedge Requirements and such failure shall continue for 15 calendar days or any Hedge Counterparty ceases to be a Qualified Hedge Counterparty and such failure continues for 60 calendar days; or

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(c)a default in the performance of, or the breach of any covenant of a Diamond Resorts Entity in the Indenture or other Transaction Document (other than a covenant dealing with a default in the performance of which, or the breach of which, is specifically dealt with elsewhere in this definition of Event of Default) and the continuance of such default or breach for a period of 30 days (or, if the defaulting party shall have provided evidence satisfactory to the Administrative Agent at its sole discretion (1) that such breach cannot be cured in the 30-day period, (2) that such breach can be cured within an additional 30-day period and (3) that it is diligently pursuing a cure, then 60 days) after the earlier of (x) such Diamond Resorts Entity first acquiring knowledge thereof, and (y) the Indenture Trustee’s, the Administrative Agent’s or any Purchaser’s giving written notice thereof to the Issuer; provided, however, that if such default or breach is in respect of a breach that cannot be cured, there shall be no grace period whatsoever; provided, further, that there shall be no grace period for (i) the Issuer’s breach of the covenant set forth in Section 8.6(b) of the Indenture or (ii) the Servicer’s breach of the covenants set forth in Sections 5.3(l) and 5.3(m) of the Indenture; or
(d)if any representation or warranty of a Diamond Resorts Entity made in the Indenture or other Transaction Document shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the defaulting party shall have provided evidence satisfactory to the Administrative Agent (1) that such representation or warranty cannot be cured in the 30-day period, (2) that such representation or warranty can be cured within an additional 30-day period and (3) that it is diligently pursuing a cure, then 60 days) after the earlier of (x) such Diamond Resorts Entity first acquiring knowledge thereof, and (y) the Indenture Trustee’s, the Administrative Agent’s or any Purchaser’s giving written notice thereof to the Issuer; provided, however, if such breach is in respect of a representation or warranty that cannot be cured, there shall be no grace period whatsoever; or
(e)the entry by a court having jurisdiction over a Diamond Resorts Entity of (i) a decree or order for relief in respect of such Diamond Resorts Entity in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging such Diamond Resorts Entity as a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of such Diamond Resorts Entity under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of such Diamond Resorts Entity, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or
(f)the commencement by a Diamond Resorts Entity of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated as a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of such Diamond Resorts Entity in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of such Diamond Resorts Entity or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or such Diamond Resorts

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Entity’s failure to pay its debts generally as they become due, or the taking of corporate action by such Diamond Resorts Entity in furtherance of any such action; or
(g)any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto or a proceeding shall be commenced by any party seeking to establish the invalidity or unenforceability thereof or, any party shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document; or
(h)the impairment of the validity of any security interest of the Indenture Trustee in the Trust Estate in any material respect, except as expressly permitted under the Transaction Documents, or the creation of any material encumbrance on or with respect to the Trust Estate or any portion thereof not otherwise permitted; or
(i)the Issuer becoming subject to registration as an “investment company” under the Investment Company Act of 1940, as amended; or
(j)the Servicer has been terminated following a Servicer Event of Default and a successor Servicer has not been appointed or such appointment has not been accepted within 20 days of the date of termination specified in the termination notice; or
(k)a Change of Control shall have occurred; or
(l)any Collection or Collection Association shall incur any indebtedness (other than trade debt in the ordinary course); or
(m)one or more judgments shall be rendered against a Diamond Resorts Entity or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of such Diamond Resorts Entity to enforce any such judgment and such judgment either (A) is for the payment of money in an aggregate amount in excess of $20,000,000 (excluding amounts (1) covered by insurance from a credit worthy insurance carrier that is not an Affiliate of Parent and has been advised of the claim and has not disclaimed coverage or (2) covered by an indemnity agreement with a credit worthy indemnitor that is, and upon terms that are, reasonably acceptable to the Administrative Agent, and to the extent such indemnitor has been advised of the claim and has not disclaimed that such claim is indemnifiable) or (B) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect; or
(n)an ERISA Event shall have occurred that, in the opinion of the Required Purchasers, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of Parent, Holdings, Diamond Resorts Corporation and their ERISA Affiliates in an aggregate amount exceeding $10,000,000; or
(o)an event or development occurs which has or is reasonably likely to have a Material Adverse Effect and the Administrative Agent has given notice to the Issuer; or
(p)there occurs an “Event of Default” under the Senior Secured Credit Facility, as defined thereunder; or
(q)there occurs an event under any future credit agreement similar in nature to the Senior Secured Credit Facility that is an “Event of Default” as defined thereunder, or, if such term is not defined thereunder, an event as defined using a term similar to “Event of Default”; or
(r)the Aggregate Outstanding Note Balance exceeds the Total Borrowing Base as of the related Payment Date and the Issuer fails to either (i) pay in full an amount of principal on the

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Notes equal to such excess or (ii) pledge additional Timeshare Loans such that the Aggregate Outstanding Note Balance does not exceed the Total Borrowing Base.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“Excluded Loan Balance” means, as of any date of determination means with respect to a Borrowing Base Loan Group:
(i)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor is a Foreign Obligor exceeds 7% of the aggregate Loan Balance of all Borrowing Base Loan in such Borrowing Base Loan Group; plus
(ii)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor (that is not a Foreign Obligor) does not have a FICO score exceeds 3% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus
(iii)the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor Note term is greater than 120 months; plus
(iv)the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor has a FICO score less than 550; plus
(v)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor has a FICO score less than 600 exceeds 5% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus
(vi)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor has a FICO score less than 650 exceeds 25% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus
(vii)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor has a FICO score less than 700 exceeds 50% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus
(viii)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor is a resident of California exceeds 50% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus
(ix)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor is a resident of Arizona exceeds 17.5% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus
(x)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor is a resident of Florida exceeds 12.5% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus

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(xi)the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group related to the Cabo Azul Collection exceeds 10% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group; plus
(xii)for any state of the United States (other than Arizona, California or Florida) the amount by which the principal balance of all Borrowing Base Loans in such Borrowing Base Loan Group for which the related Obligor is a resident of such state exceeds 7.5% of the aggregate Loan Balance of all Borrowing Base Loans in such Borrowing Base Loan Group.
“Excluded Loan Group Balance” means for any Borrowing Base Loan Group, an amount equal to the Excluded Loan Balance multiplied by a fraction, the numerator of which is the aggregate Loan Balance of Borrowing Base Loans in such Borrowing Base Loan Group and the denominator of which is the Aggregate Loan Balance of the Borrowing Base Loans.
“Excluded Taxes” has the meaning specified in Section 6.3 of the Note Funding Agreement.
“Extension Notice Deadline” has the meaning specified in Section 2.2(d) of the Note Funding Agreement.
“External Rating” has the meaning specified in Section 5.1(hh) of the Note Funding Agreement.
“Facility Termination Date” means the earliest of (i) the Commitment Expiration Date, (ii) the date of any termination of the Commitments by the Issuer pursuant to Section 2.2(a) of the Note Funding Agreement or (iii) the date the Notes are accelerated as a result of an Event of Default.
“FATCA” means Sections 1471 through 1474 of the Code, any current or future Treasury Regulations promulgated thereunder, or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b) of the Code.
“FATCA Withholding Tax” means any withholding or deduction made in respect of any payment pursuant to FATCA.
“Federal Funds Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
“Fee Letter” means that certain letter(s) by and among the Issuer, the Performance Guarantors and the Administrative Agent related to certain fees to be paid to the Administrative Agent.
“FICO 599 and Less Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores equal to or less than 599.

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“FICO 600 to 649 Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores in the range from and including 600 to and including 649.
“FICO 650 to 699 Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores in the range from and including 650 to and including 699.
“FICO 700 to 749 Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores in the range from and including 700 to and including 749.
“FICO 750 to 799 Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores in the range from and including 750 to and including 799.
“FICO 800 Plus Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores equal to or greater than 800.
“Fifth A/R Notes” has the meaning specified in the Recitals of the Indenture.
“Financed Asset” means any property or asset newly-purchased from a third party other than an Affiliate of Diamond Resorts Corporation.
“Financial Covenants” means so long as any principal of or interest on any Note (whether or not due) shall remain unpaid or any Purchaser shall have any Commitment hereunder, none of Parent, Holdings or Diamond Resorts Corporation will, nor will they cause or permit any of their Subsidiaries to, unless the Required Purchasers shall otherwise consent in writing:
(a)Interest Coverage Ratio. Permit, for any period of four consecutive fiscal quarters, in each case taken as one accounting period, the ratio of Consolidated EBITDA for such period to Consolidated Interest Expense for such period to be less than 1.50 to 1.00 on the last day of any fiscal quarter.
(b)Total Leverage Ratio. Permit the ratio of (i) Total Funded Debt on such date minus unrestricted cash and Cash Equivalents to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended to be greater than 5.00 to 1.00 on the last day of any other fiscal quarter.
(c)Total Liquidity. Permit the aggregate unrestricted cash and Cash Equivalents held by Holdings, Diamond Resorts Corporation and the other Subsidiaries (other than the cash and Cash Equivalents held by an Unrestricted Subsidiary) on the last day of any fiscal quarter to be less than $10,000,000.
Notwithstanding the foregoing, in the event that any of the Performance Guarantors undertakes a financing or amends and existing financing in which the financial covenants are more favorable to the lenders party thereto than the financial covenants made under the Transaction Documents, this definition of “Financial Covenants” shall be, without any further action by any Transaction Party, deemed amended and modified in an economically and legally equivalent manner such that the Purchasers shall receive the benefit of the more favorable financial covenants contained in such financing documents.

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“Financial Officers” means the chief financial officer, principal accounting officer, treasurer or controller of such person.
“Fitch” means Fitch Ratings.
“FLRX” means FLRX Inc., a Subsidiary of the Borrower.
“FLRX Judgment” means the judgment in the amount of approximately $30,000,000 rendered on January 11, 2010 against FLRX.
“Fourth A/R Notes” has the meaning specified in the Recitals of the Indenture.
“Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability in excess of $10,000,000 by Parent or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by Parent or any of the Subsidiaries, or the imposition on Parent or any of the Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $10,000,000.
“Foreign Language Template” has the meaning specified in Section 1.2(c) of the Custodial Agreement.
“Foreign Obligor” means an Obligor that is not a citizen or resident of, and making payments from, the “United States” (as defined in Section 7701(a)(9) of the Code), Puerto Rico, the U.S. Virgin Islands, any United States territories or Canada.
“Foreign Pension Plan” means any benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Foreign Timeshare Loan” means a Borrowing Base Loan for which the related Obligor is a Foreign Obligor.
“Foreign Timeshare Loan Group” means Borrowing Base Loans which are Foreign Timeshare Loans.

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“Funding Agent” means, for each Purchaser Group, the agent bank identified as the Funding Agent on Schedule I to the Note Funding Agreement or in the Joinder Supplement or Transfer Supplement pursuant to which such Purchaser Group became a party to the Note Funding Agreement, and any permitted assignee thereof.
“Funding Agent-Related Persons” means the applicable Funding Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective Affiliates.
“Funding Date” means the date on which the Issuer shall make a Borrowing pursuant to the Indenture and the Note Funding Agreement, after satisfaction of the conditions precedent in the Note Funding Agreement and the Indenture.
“Funding Maturity Date” means the later to occur of (i) the day on which the aggregate principal component of Allocated Commercial Paper of a Conduit which will mature on or after the relevant CP Borrowing Payment Date equals or exceeds such CP Excess Amount or (ii) the day on which the latest maturing Structured Hedge Agreement entered into by a Conduit and relating to the Allocated Commercial Paper described in clause (i) of this paragraph matures.
“Funding Termination Event” means the occurrence of any Event of Default, Amortization Event or Servicer Event of Default.
“GAAP” means United States generally accepted accounting principles applied on a consistent basis.
“Governing Body” means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership or limited liability company.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
“Grant” means to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.
“Granting Clause” means the Granting Clause of the Indenture.
“Gross Excess Spread Percentage” means for any Due Period the percentage equivalent of a fraction:
(A) the numerator of which is the product of:
(x) the sum of (i) all collections for such Due Period on the Borrowing Base Loans attributable to interest and (ii) amounts received from a Qualified Hedge Counterparty during such Due Period, minus the sum of (i) the Interest Distribution Amount on the related Payment Date (ii) the Servicing

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Fee on the related Payment Date and (iii) any net hedge payment due on the related Payment Date; and
(y) 360, divided by the actual number of days in such Due Period, and
(B) the denominator of which is the average daily Aggregate Loan Balance for such Due Period.
“Guarantee” of or by any person means any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities, or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness of other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.
“Hazardous Materials” means (a) any element, compound, chemical, material, substance or waste that is defined, listed or classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste, or otherwise prohibited, limited or regulated, under Environmental Laws; (b) petroleum and its products and by-products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone depleting substances, and any raw materials and building components, including but not limited to manufactured products containing hazardous substances.
“Hedge Agreement” means collectively (i)(A) the related ISDA Master Agreement (as same may be amended from time to time), the related Schedule to the ISDA Master Agreement, and the related Confirmation or (B) a long form confirmation, and (ii) to the extent applicable, pursuant to Section 3.03(b)(v) of the Indenture, an ISDA Credit Support Annex relating thereto.
“Hedge Agreement Collateral Posting Requirements” has the meaning specified in Section 3.3(b)(v) of the Indenture.
“Hedge Amortization Schedule” means the amortization schedule prepared from time to time by the Administrative Agent in accordance with Section 3.3(b)(ix) of the Indenture in connection with the Hedge Agreements based on (i) the timeshare loan data file prepared by the Issuer and the Servicer for the Administrative Agent and (ii) the commercially reasonable assumptions regarding payment, prepayment and defaults on the Timeshare Loans agreed upon by the Issuer and the Administrative Agent in writing.

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“Hedge Collateral Account” means the account established and maintained by the Indenture Trustee pursuant to Section 3.2(c) of the Indenture.
“Hedge Collateral Account Bank” means Wells Fargo Bank, National Association, and its permitted successors or assigns.
“Hedge Collateral Amount” has the meaning specified in Section 3.3(v)(C) of the Indenture.
“Hedge Counterparty” means the initial counterparty under a Hedge Agreement and any Qualified Hedge Counterparty to such Hedge Agreement thereafter.
“Hedge Event of Default or Termination Event” means any event of default or termination event under a Hedge Agreement.
“Hedge Requirements” has the meaning specified in Section 3.3 of the Indenture.
“Hedge Termination Payment” means any termination payment due to the Hedge Counterparty as a result of a termination of a Hedge Agreement.
“Highest Lawful Rate” has the meaning specified in Section 3 of the Sale Agreement.
“Holder” or “Noteholder” means the person in whose name a Note is registered in the Note Register.
“Holdings” means Diamond Resort Holdings, LLC.
“Implied Rating” has the meaning specified in Section 5.1(hh) of the Note Funding Agreement.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (i) all obligations of such person as an account party in respect of letters of credit, (j) all obligations of such person in respect of bankers’ acceptances and (k) all net payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding Hedge Agreements. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

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“Indemnified Amounts” has the meaning set forth in Section 2.4 of the Note Purchase Agreement.
“Indenture” means the Seventh Amended and Restated Indenture, dated as of January 20, 2016, by and among the Issuer, the Servicer, the Indenture Trustee, the Custodian, the Back-Up Servicer and the Administrative Agent, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Indenture Trustee” means Wells Fargo Bank, National Association, or such successor as set forth in Section 7.9 of the Indenture.
“Indenture Trustee Expenses” means reasonable out-of-pocket expenses of the Indenture Trustee incurred in connection with performance of the Indenture Trustee’s obligations and duties under the Indenture.
“Indenture Trustee Fee” means on each Payment Date, an amount equal to the greater of (a) $1,000 or (b) the product of (x) one-twelfth of 0.006% and (y) the Aggregate Loan Balance as of the first day of the related Due Period.
“Initial Funding Date” means November 3, 2008.
“Initial Timeshare Loans” means the Timeshare Loans listed on the Schedule of Timeshare Loans as sold by the Depositor to the Issuer and simultaneously pledged to the Indenture Trustee on the Closing Date.
“Initial Trial Balance” has the meaning specified in Section 5.16(b) of the Indenture.
“Insurance Proceeds” means (i) proceeds of any insurance policy, including property insurance policies, casualty insurance policies and title insurance policies, and (ii) any condemnation proceeds, in each case which relate to the Timeshare Loans or the Timeshare Property and are paid or required to be paid to, and may be retained by, the Issuer, any of its Affiliates or to any mortgagee of record.
“Intended Tax Characterization” has the meaning specified in Section 4.4(b) of the Indenture.
“Intercreditor Agreement” means the Intercreditor Agreement, dated as of August 8, 2007, by and among DFS, Diamond Resorts Centralized Services Company (f/k/a Sunterra Centralized Services Company), Diamond Resorts Polo Development, LLC (f/k/a Polo Sunterra Development, LLC), the Performance Guarantors, the Administrative Agent, Merrill Lynch Mortgage Lending, Inc., the Indenture Trustee and each other Person from time to time party thereto.
“Interest Accrual Period” means with respect to any Payment Date, the period from and including the immediately preceding Payment Date to and including the day immediately preceding such Payment Date.
“Interest Distribution Amount” means an amount equal to the sum of: (A) interest accrued during the related Interest Accrual Period at the applicable Note Rate on the related portion of the

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Aggregate Outstanding Note Balance immediately prior to such Payment Date and (B) the amount of unpaid Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Note Rate. The Interest Distribution Amount for the Notes will be calculated on the basis of actual number of days elapsed during the Interest Accrual Period and a 360 day year.
“Interest Rate Per Annum” means, for a Timeshare Loan, the interest rate per annum specified for such Timeshare Loan on the Schedule of Timeshare Loans.
“Inventory Report” means with respect to each Timeshare Loan, a weekly (or as needed basis) report presented in an electronic format by the Custodian to the Administrative Agent which report lists any Timeshare Loan Files that are in the possession of the Custodian pursuant to the Custodial Agreement. Each Inventory Report will include any updates thereto from the time last delivered.
“Investing Office” means initially, the office of any Purchaser, designated as such, on the signature pages to the Note Funding Agreement or in the Joinder Supplement or Transfer Supplement pursuant to which such Purchaser became a party to the Note Funding Agreement, and thereafter, such other office of such Purchaser or Assignee as may be designated in writing to the Administrative Agent and the Issuer by such Purchaser or Assignee.
“Investment Letter” has the meaning specified in Section 8.1(b) of the Note Funding Agreement.
“Issuer” means Diamond Resorts Issuer 2008 LLC, a Delaware limited liability company.
“Issuer Order” means a written order or request delivered to the Indenture Trustee and signed in the name of the Issuer by an Authorized Officer.
“Joinder Supplement” has the meaning specified in Section 2.2(c) of the Note Funding Agreement.
“Last Endorsee” means the last endorsee of an original Obligor Note.
“LIBOR Rate” means, with respect to any Interest Accrual Period, the rate per annum shown on Telerate Page 3750 as the composite offered rate for London interbank deposits for a period equal to such Interest Accrual Period, as shown under the heading “USD” as of 11:00 a.m. (London time) two London Business Days prior to the first day of such Interest Accrual Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum based on the rates at which Dollar deposits for a period equal to such Interest Accrual Period are displayed on Reuters Screen LIBOR01 Page or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) two London Business Days prior to the first day of such Interest Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be a rate per annum at which deposits in Dollars

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are offered by the principal office of Deutsche Bank AG in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two London Business Days before the first day of such Interest Accrual Period for delivery on such first day and for a period equal to such Interest Accrual Period; provided, further, that the LIBOR Rate shall never be less than 0.50%.
“LIBOR Reserve Percentage” means, with respect to any Interest Accrual Period, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to “Eurocurrency liabilities” pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to “Eurocurrency liabilities” as currently defined in Regulation D.
“Licenses” means all material certifications, permits, licenses and approvals, including without limitation, certifications of completion and occupancy permits required for the legal use, occupancy and operation of each Resort as a timeshare resort or hotel.
“Lien” means any mortgage, pledge, hypothecation, assignment for security, security interest, claim, participation, encumbrance, levy, lien or charge.
“Liquidation” means with respect to any 60-day Plus Delinquent Loan, the sale or disposition of the related Timeshare Interest, following foreclosure, other enforcement action or the taking of a deed in lieu of foreclosure, to a Person other than the Servicer and the delivery of a bill of sale or the recording of a deed of conveyance with respect thereto, as applicable.
“Liquidation Expenses” means, with respect to any 60-day Plus Delinquent Loan, the reasonable out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the performance of its obligations under Sections 5.3(vii) through (x) in the Indenture, including: (i) any foreclosure and other repossession expenses incurred with respect to such Timeshare Loan, (ii) (a) if DFS or another Diamond Resorts Entity is the Servicer, commissions and marketing and sales expenses incurred with respect to the sale of the related Timeshare Interest (calculated as the Diamond Resorts Marketing and Sales Percentage of the total liquidation or resale price of such Timeshare Interest (expressed as a dollar figure)), or (b) if a Diamond Resorts Entity is no longer the Servicer, actual commissions and actual marketing and sales expenses incurred with respect to the sale of the related Timeshare Interest, and (iii) any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of such 60-day Plus Delinquent Loan (including any property taxes, dues, maintenance fees, assessed timeshare association fees and like expenses).
“Liquidation Proceeds” means with respect to the Liquidation of any 60-day Plus Delinquent Loan, the amounts actually received by the Servicer in connection with such Liquidation including any rental income less related rental expenses.
“Loan Balance” means, for any date of determination, the outstanding principal balance due under or in respect of a Timeshare Loan (including any 60-day Plus Delinquent Loan).

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“Loan/Contract Number” means, with respect to any Timeshare Loan, the number assigned to such Timeshare Loan by the Servicer, which number is set forth in the Schedule of Timeshare Loans, as amended from time to time.
“Local Counsel Opinion Requirement” means the delivery of opinions addressed to the Administrative Agent and the Purchasers (each, a “Local Counsel Opinion”) in form and substance satisfactory to the Administrative Agent and its counsel which opine as to each relevant Diamond Resorts Entity’s compliance with a Required Local Counsel Jurisdiction’s local real estate matters, local loan origination and assignment matters, compliance with local Timeshare Laws, UCC matters, title policy issues and such other matters related to local law as reasonably requested by the Administrative Agent; provided, that if a jurisdiction that was not a Required Local Counsel Jurisdiction becomes a Required Local Counsel Jurisdiction, the Issuer shall have a period of 45 days to deliver the related Local Counsel Opinion.
“Lockbox Bank” has the meaning specified in Section 5.2(a) of the Indenture.
“Lockbox Bank Fees” means all fees and expenses payable to any Lockbox Bank as compensation for services rendered by such Lockbox Bank in maintaining a lockbox account in accordance with the Indenture and the provisions of a deposit account control agreement or similar document.
“London Business Day” means any day other than (i) a Saturday, a Sunday, or (ii) a day on which banking institutions in London are authorized or obligated by law or executive order to be closed.
“Lost Note Affidavit” means a lost instrument affidavit substantially in the form of Exhibit D attached to the Sale Agreement.
“Majority Purchaser Group Investors” means at any time, with respect to each Purchaser Group, the Alternate Purchasers with respect to such Purchaser Group having more than 51% of the Commitment of the most senior Class of Notes then Outstanding of such Purchaser Group.
“Management Agreement” has the meaning specified in Schedule II of the Sale Agreement.
“Margin Stock” has the meaning assigned to such term in Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
“Material Adverse Effect” means a material adverse effect on any of the following: (a) the operations, business, assets, properties, condition (financial or other) or prospects of the Diamond Resorts Entities taken as a whole, (ii) the ability of a Diamond Resorts Party to perform any of their material obligations under the Transaction Documents to which they are parties, (iii) the legality, validity or enforceability of any Transaction Document or Notes, (iv) the rights and remedies of the Issuer, the Indenture Trustee, the Noteholders, the Administrative Agent, the Funding Agents or the Purchasers under any Transaction Document or Notes, or (v) the validity, perfection or priority of a Lien in favor of the Indenture Trustee for the benefit of the Noteholders on any material part of the Trust Estate.

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“Material Exception” has the meaning specified in Section 1.2(a) of the Custodial Agreement.
“Material Exception Report” has the meaning specified in Section 1.2(a) of the Custodial Agreement.
“Material Indebtedness” means Indebtedness (other than the loans and letters of credit) of any one or more of Parent or any Subsidiary in an aggregate principal amount exceeding $20,000,000.
“Maximum Class A Facility Balance” means an amount equal to $165,000,000 unless a higher or lower amount as shall be agreed to pursuant to Section 2.2 of the Note Funding Agreement.
“Maximum Class B Facility Balance” means an amount equal to $35,000,000 unless a higher or lower amount as shall be agreed to pursuant to Section 2.2 of the Note Funding Agreement.
“Maximum Facility Balance” means an amount equal to the sum of the Maximum Class A Facility Balance and the Maximum Class B Facility Balance.
“Miscellaneous Payments” means, with respect to any Timeshare Loan, any amounts received from or on behalf of the related Obligor representing assessments, payments relating to real property taxes, insurance premiums, maintenance fees and charges and condominium association fees and any other payments not owed under the related Obligor Note.
“Monthly Reports” has the meaning specified in Section 5.16(b) of the Indenture.
“Monthly Servicer Report” has the meaning specified in Section 5.5(a) of the Indenture.
“Moody’s” means Moody’s Investors Service.
“Mortgage” means, with respect to each Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a Timeshare Property securing such Timeshare Loan.
“Mortgage Loan” means a Timeshare Loan that is secured by a Mortgage on a Timeshare Property. As used in the Transaction Documents, the term “Mortgage Loan” shall include the related Obligor Note, Mortgage and other security documents contained in the related Timeshare Loan File.
“Multiemployer Plan” means each “multiemployer plan” as such term is defined in Section 3(37) or 4001(a)(3) ERISA.
“Net Cash Proceeds” means with respect to any asset sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar taxes or tax distributions, income taxes and any other taxes, in each case actually paid by Parent and the Subsidiaries in connection with such sale), (ii) amounts provided as a reserve or deposited into escrows, in accordance with GAAP, against any liabilities under any

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indemnification obligations (provided that, to the extent and at the time any such amounts are released from such reserve or escrow, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold and which is required to be (and actually is) repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); and (b) with respect to any issuance or incurrence of Indebtedness or any Equity Issuance or other event, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses actually paid by Parent or any Subsidiary in connection therewith.
“Net Hedge Payment” means the net amount, if any, then payable by the Issuer to the Hedge Counterparty under a Hedge Agreement, excluding any Hedge Termination Payment.
“No FICO Loan Group” means Borrowing Base Loans for which the related Domestic Obligors do not have a FICO score.
“Non-Conduit Committed Purchaser” means any Purchaser which is identified as a Non-Conduit Committed Purchaser on Schedule I to the Note Funding Agreement or in the Joinder Supplement or Transfer Supplement pursuant to which such Purchaser became a party to the Note Funding Agreement, and any permitted assignee thereof.
“Non-Extending Principal Reduction Amount” means, with respect to any Non-Extending Purchaser and Payment Date, the lesser of (x) the product of the Non-Extending Purchaser Fixed Percentage and the amount on deposit in the Collection Account constituting payments of principal by Obligors of Timeshare Loans pledged under the Indenture and (y) such Purchaser’s portion of the Aggregate Outstanding Note Balance of the Notes.
“Non-Extending Purchaser” has the meaning specified in Section 2.2(d) of the Note Funding Agreement.
“Non-Extending Purchaser Fixed Percentage” means with respect to a Purchaser, such Purchaser’s portion of the Aggregate Outstanding Note Balance on the date such Purchaser became a Non-Extending Purchaser divided by the Aggregate Outstanding Note Balance on such date, expressed as a percentage.
“Nonfinancial Asset” means any real property or tangible personal property that may become part of the Trust Estate in connection with the performance by the Servicer of its duties under the Indenture solely as a result of the: (i) foreclosure of any 60-day Plus Delinquent Loan owned by the Issuer or the personal and/or real property constituting security therefor (and the Servicer is authorized to purchase such real and/or personal property upon such foreclosure), (ii) termination of the rights thereunder of any holder of a 60-day Plus Delinquent Loan owned by the Issuer, (iii) receipt by the Issuer of a deed in lieu of the foreclosure of any 60-day Plus Delinquent Loan owned by the Issuer or the personal and/or real property constituting security therefor, or (iv) receipt by the Issuer of an assignment of any 60-day Plus Delinquent Loan owned by the Issuer or the personal and/or real property constituting security therefor.

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“Non-Usage Fee” means with respect to a Purchaser and a Payment Date, such Purchaser’s Commitment Percentage of a fee accrued during the related Interest Accrual Period at the Non-Usage Fee Rate on the excess of the Total Commitment Amount over the Aggregate Outstanding Note Balance during such Interest Accrual Period.
“Non-Usage Fee Rate” means 0.75% per annum.
“Note Funding Agreement” means that certain Seventh Amended and Restated Note Funding Agreement dated as of January 20, 2016, by and among the Issuer, the Performance Guarantors, the Depositor, the Administrative Agent, the Funding Agents and the Purchasers named therein, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Note Rate” means a rate per annum equal to the sum of (A) (x) with respect to advances made by Purchasers electing the Commercial Paper Rate, the Commercial Paper Rate for such Interest Accrual Period and (y) with respect to advances made by Purchasers electing the Alternative Rate, the Alternative Rate for such Interest Accrual Period and (B) the applicable Usage Fee Rate; provided, that notwithstanding anything herein to the contrary, each Purchaser shall have the right to elect on the date it executes the Joinder Supplement or Transfer Supplement to fund its interest in the Notes through the issuance of commercial paper and have its percentage interest of the outstanding principal balance bear interest for each day during each Interest Accrual Period at a rate per annum equal to the Alternative Rate; provided further that a Purchaser may only elect between a Note Rate based on either the Commercial Paper Rate or the Alternative Rate for its respective Commitment at the time of (i) its execution of a Joinder Supplement or Transfer Supplement or (ii) it becoming a Purchaser pursuant to an assignment effected in accordance with Section 8.1(k) of the Note Funding Agreement.
“Note Register” has the meaning specified in Section 2.4(a) of the Indenture.
“Note Registrar” has the meaning specified in Section 2.4(a) of the Indenture.
“Notes” means the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes, Class A and the Diamond Resorts Issuer 2008 LLC, Variable Funding Notes, Class B.
“Noteholder” means the holder of a Class A Note or a Class B Note, as applicable. The initial Noteholder shall be the Administrative Agent, as nominee of the Purchasers.
“Noteholder FATCA Information” means information sufficient to eliminate the imposition of, or determine the amount of, U.S. withholding tax under FATCA.
“Noteholder Tax Identification Information” means properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a "United States Person" within the meaning of Section 7701(a)(30) of the Code, or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a "United States Person" within the meaning of Section 7701(a)(30) of the Code).

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“Obligor” means a Person obligated to make payments under a Timeshare Loan.
“Obligor Note” means the executed promissory note or other instrument of indebtedness evidencing the indebtedness of an Obligor under a Timeshare Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note or instrument.
“OFAC” has the meaning specified in Section 4.2(ll) of the Note Funding Agreement.
“Officer’s Certificate” means a certificate executed by a Responsible Officer of the related party.
“Omnibus Amendments” means (i) that certain Omnibus Amendment dated June 26, 2015 by and among the parties named therein and (ii) that certain Omnibus Amendment No. 2 dated July 1, 2015 by and among the parties named therein.
“Operating Cash” means Parent’s operating cash and Cash Equivalents on hand for its business and operations.
“Opinion of Counsel” means a written opinion of counsel, in each case acceptable to the addressees thereof.
“Organizational Documents” means (i) with respect to any corporation, its certificate or articles of incorporation, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended.
“Original Notes” has the meaning specified in the Recitals of the Indenture.
“Originator” means any Person that entered into a Purchase Contract with an Obligor to finance the purchase of a Timeshare Interest.
“Outstanding” means, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:
(a)Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;
(b)Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee in trust for the holders of such Notes for the payment of principal; and
(c)Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Aggregate Outstanding Note Balance of the Notes have given any request, demand, authorization, direction,

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notice, consent, or waiver hereunder, Notes owned by the Issuer, Diamond Resorts Corporation, or any Affiliate of either of them (excluding any such Notes or interest on such Notes that have been pledged to secure indebtedness of such entity), shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually has notice are so owned shall be so disregarded.
“Outstanding Note Balance” means, as of any date of determination and Class of Notes, (i) with respect to such Notes, (A) the Current Outstanding Amount of such Class plus (B) the aggregate amount of Borrowings (occurring after the Amendment Closing Date) of such Class less (C) the sum of all principal payments actually distributed on the Notes in respect of such Class; and (ii) with respect to a Purchaser’s interest in such Notes, (A) such Purchaser’s pro rata portion of the Current Outstanding Amount of such Class plus (B) the actual advances made by such Purchaser in respect of Borrowings (occurring after the Amendment Closing Date) of such Class, less (C) the sum of all principal payments actually received by such Purchaser in respect of such Class. For purposes of consents, approvals, voting or other similar acts of the Noteholders or Purchasers under any of the Transaction Documents, “Outstanding Note Balance” shall exclude Notes or interests in Notes which are held by Diamond Resorts Corporation, the Depositor or any Affiliates thereof (excluding any such Notes or interest in Notes that have been pledged to secure indebtedness of such entity).
“Owner” means Diamond Resorts Depositor 2008 LLC, or any subsequent owner of the beneficial interests in the Issuer.
“Parent” means Diamond Resorts International, Inc., a Delaware corporation.
“Participant” has the meaning specified in Section 8.1(f) of the Note Funding Agreement.
“Participation” has the meaning specified in Section 8.1(f) of the Note Funding Agreement.
“Paying Agent” means any Person authorized under the Indenture to make the distributions required under Sections 3.4 of the Indenture, which such Person initially shall be the Indenture Trustee.
“Payment Date” means (i) the 20th day of each month or, if such date is not a Business Day, then the next succeeding Business Day or (ii) the Stated Maturity.
“Payment Office” means the Administrative Agent’s office located at Eleven Madison Avenue, New York, NY 10010 or such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Purchasers and Diamond Resorts Corporation.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.
“Percentage Interest” means, as of the date with respect to any Purchaser Group or Non-Conduit Committed Purchaser, the percentage equivalent of a fraction, (i) the numerator of which

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is the outstanding principal amount on such date of the Note registered in the name of the Funding Agent for such Purchaser Group or such Non-Conduit Purchaser, as applicable and (ii) the denominator of which is the Outstanding Note Balance on such date.
“Performance Guarantors” means Diamond Resorts Corporation, Holdings and Parent.
“Permitted FLRX Settlement” means a settlement or satisfaction of the FLRX Judgment in respect of which the sole consideration consists of assets of FLRX or any of its Subsidiaries as of the date of the FLRX Judgment (or proceeds of such assets), without giving effect to any investment in, or transfer of assets to, FLRX or any of its Subsidiaries by the Borrower, Holdings, Parent or any of their other Subsidiaries, in each case since the date of the FLRX Judgment.
“Permitted Holder” means (i) Stephen J. Cloobeck and David F. Palmer, their respective estates, immediate family members, descendants and legal representatives and any Person under their respective or joint Control and (ii) any Person acting in the capacity of an underwriter (solely to the extent that and for so long as such Person is acting in such capacity) in connection with a public or private offering of Equity Interests in Parent.
“Permitted Liens” means, as to any Timeshare Interest: (i) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Timeshare Interest or the security intended to be provided by the related Mortgage, if any, or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Timeshare Interest and (iii) the exceptions (general and specific) set forth in the related title insurance policy, if any, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, if any, or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Timeshare Interest.
“Person” means an individual, general partnership, limited partnership, limited liability partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.
“Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) (other than a Multiemployer Plan) subject to the provisions of Section 307 or Title IV of ERISA or Section 412 of the Code, and in respect of which Diamond Resorts Corporation or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” (as defined in Section 3(5) of ERISA).
“Points” means a form of currency, the redemption of which entitles the holder thereof to reserve the use and occupancy of a Unit at a Points Based Resort.
“Points Based Resort” means one or more Resorts in a Collection at which holders of Points Based Timeshare Interests are entitled to reserve the use and occupancy of Units.

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“Points Based Timeshare Interest” means a Right-to-Use Interest (including a club membership) that is denominated in Points, the redemption of which entitles the holder thereof to reserve the use and occupancy of a Unit at a Resort.
“Predecessor Servicer Work Product” has the meaning specified in Section 5.16(f)(i) of the Indenture.
“Prepayment Notice” has the meaning specified in Section 2.11(a) of the Indenture.
“Principal Distribution Amount” means with respect to (i) any Payment Date (other than on and after the earlier to occur of the Stated Maturity and the Rated Final Maturity Date), the amount of principal that must be repaid on the Notes such that the Aggregate Outstanding Note Balance does not exceed the Borrowing Base, after giving effect to all distributions on such Payment Date, and (ii) on the earlier to occur of the Stated Maturity and the Rated Final Maturity Date and thereafter, an amount equal to the Aggregate Outstanding Note Balance.
“Prior Certification” has the meaning specified in Section 1.2(c) of the Custodial Agreement.
“Processing Charges” means any amounts due under an Obligor Note in respect of processing fees, service fees, impound fees or late fees.
“Property Management Agreement” means the management agreement entered into by and between an Association and a property management company, pursuant to which the property manager is to provide management and other services with respect to a Resort and any related real property.
“Purchase Agreement” means the Fifth Amended and Restated Purchase Agreement dated as of January 30, 2015, by and between the Seller and the Depositor pursuant to which the Seller sells Timeshare Loans to the Depositor, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Purchase Contract” means any purchase contract for a Timeshare Interest executed and delivered by an Obligor and pursuant to which such Obligor purchased a Timeshare Interest.
“Purchase Price” means the original price of the Timeshare Interest purchased by an Obligor.
“Purchaser” means a Conduit or a Committed Purchaser.
“Purchaser Group” means, collectively, a Conduit and the Alternate Purchaser or Alternate Purchasers with respect to such Conduit.
“Purchaser/Participant Register” has the meaning specified in Section 8.2 of the Note Funding Agreement.
“Qualified Hedge Counterparty” means (a) a counterparty to a Hedge Agreement which has a long-term unsecured debt rating of at least “A” from S&P and a short-term unsecured debt rating of at least “A-1” from S&P, or (b) a counterparty to an existing Hedge Agreement which experiences

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a downgrade by S&P below “A-” but satisfies the Hedge Agreement Collateral Posting Requirements; provided that for purposes of this clause (b), a downgraded counterparty shall cease to be a Qualified Hedge Counterparty if such counterparty has a long-term unsecured debt rating below “BBB” or has not been upgraded to meet the requirements of clause (a) above within 60 days of such downgrade.
“Qualified Substitute Timeshare Loan” means a Timeshare Loan which must, on the related Transfer Date: (i) have a Loan Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Loan Balance of the substituted Timeshare Loan; (ii) have a gross interest rate not less than the gross interest rate of the substituted Timeshare Loan; (iii) accrue interest on the same basis as the substituted Timeshare Loan (for example, on the basis of a 360-day year consisting of twelve 30-day months); and (iv) be an Eligible Timeshare Loan.
“Quorum Facility” means collectively (i) that certain loan sale facility in an aggregate amount of $100,000,000 as evidenced by that Amended and Restated Loan Sale and Security Agreement, dated as of December 31, 2012, by and among Quorum Federal Credit Union, as buyer, DRI Quorum 2010 LLC, a Delaware limited liability company, as seller, Wells Fargo, National Association, as back-up servicer and DFS, as servicer, and the other transaction documents related thereto, all of the foregoing as may be amended from time to time, and (ii) that certain loan sale facility in an aggregate amount of $15,000,000 as evidenced by that loan sale agreement, dated as of January 31, 2012, by and among IOI Funding II, LLC, as seller, and Quorum Federal Credit Union, as buyer, all of the foregoing, as may be amended from time to time.
“Rated Final Maturity Date” means April 20, 2029, or should the Commitment Expiration Date be extended, the Payment Date that is immediately following the date that is the 12 year anniversary of the Commitment Expiration Date.
“Rating Agency” means any of Moody’s, S&P or Fitch or its permitted successors and assigns, and “Rating Agencies” means all of Moody’s, S&P and Fitch.
“Rating Cure Period” has the meaning specified in Section 5.1(ii) of the Note Funding Agreement.
“Receivables” means the payments required to be made pursuant to an Obligor Note.
“Receivables Securitizations” means a financing pursuant to which (a) Holdings, Diamond Resorts Corporation or any other Subsidiary sells, conveys or transfers to a Receivables Subsidiary, in legal “true sales” transactions, and (b) such Receivables Subsidiary conveys or otherwise transfers to any other person or grants a security interest to any other person in, any Diamond Timeshare Receivables (whether now existing or hereafter acquired) of Holdings, Diamond Resorts Corporation or any other Subsidiary or any undivided interest therein, and any assets related thereto (including all Timeshare Interests and other collateral securing such Diamond Timeshare Receivables), all contracts and all Guarantees or other obligations in respect of such Diamond Timeshare Receivables, proceeds of such Diamond Timeshare Receivables and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection

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with securitization transactions involving Diamond Timeshare Receivables. Diamond Resorts Owner Trust 2011-1’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2013-1’s Timeshare Loan Backed Notes, Diamond Resorts Tempus Owner Trust 2013’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2013-2’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2014-1’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2015-1’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2015-2’s Timeshare Loan Backed Notes and the Quorum Facility shall each be considered a Receivables Securitization.
“Receivables Subsidiaries” means (a) Diamond Resorts Owner Trust 2011-1, Diamond Resorts Owner Trust 2013-1, Diamond Resorts Tempus Owner Trust 2013, Diamond Resorts Owner Trust 2013-2, Diamond Resorts Owner Trust 2014-1, Diamond Resorts Owner Trust 2015-1, Diamond Resorts Owner Trust 2015-2, DRI Quorum 2010, LLC and IOI Funding II, LLC, and (b) a Subsidiary that is a newly formed, wholly owned, bankruptcy-remote, special purpose Subsidiary of Diamond Resorts Corporation (i) that engages in no activities other than in connection with the financing of Diamond Timeshare Receivables, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business (including servicing of Diamond Timeshare Receivables), (ii) that is designated by a Financial Officer of Parent (as provided for below) as a Receivables Subsidiary, (iii) of which no portion of its Indebtedness or any other obligations (contingent or otherwise) (A) is Guaranteed by, recourse to or otherwise obligates Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary (other than (1) pursuant to Standard Securitization Undertakings, (2) in an amount not to exceed $5,000,000 or (3) any obligation to sell or transfer Diamond Timeshare Receivables) or (B) subjects any property or asset of Parent, Holdings or any other Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, and (iv) with which none of Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary has any material contract, agreement, arrangement or understanding (except in connection with a Receivables Securitization) other than on terms no less favorable to Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary than those that might be obtained at the time from persons that are not Affiliates of Parent, other than fees payable in the ordinary course of business in connection with servicing Diamond Timeshare Receivables. A Financial Officer of Parent shall deliver a certificate to the Administrative Agent and the Purchasers designating such Subsidiary as a Receivables Subsidiary and certifying that to the best of such officer’s knowledge and belief after consulting with counsel, (x) such designation complies with the foregoing conditions and (y) immediately after giving effect to such designation, no Default shall have occurred and be continuing.
“Record Date” means, with respect to any Payment Date, the close of business on the last Business Day of the calendar month immediately preceding the month such Payment Date occurs.
“Related Security” means with respect to any Timeshare Loan owned by a Person: (i) all of such Person’s interest in the Timeshare Interest arising under or in connection with the related Mortgage or Right-to-Use Agreement, including, without limitation, all Liquidation Proceeds and Insurance Proceeds received with respect thereto on or after the related Cut-Off Date, and the Timeshare Loan Documents relating to such Timeshare Loan, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Timeshare Loan, together with all mortgages, assignments and financing statements signed by an Obligor

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describing any collateral securing such Timeshare Loan, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, (iv) all other security and books, records and computer tapes relating to the foregoing and (v) all of such Person’s right, title and interest in and to any other account into which collections in respect of such Timeshare Loans may be deposited from time to time.
“Release” means any release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment (including ambient air, soil and surface or ground water); provided that the term “Release” shall not include the use, in compliance with Environmental Laws, of normal commercial or residential cleaning products by any Loan Party or its Subsidiaries in the ordinary course of its business.
“Relevant UCC” means the Uniform Commercial Code as in effect in the applicable jurisdiction.
“Repurchase Price” means with respect to any Timeshare Loan to be repurchased by the Seller or the Depositor pursuant to the Purchase Agreement or the Sale Agreement, a cash price equal to the Loan Balance of such Timeshare Loan as of the date of such repurchase, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to and including the last day of the Due Period immediately prior to the Payment Date on which such repurchase occurs.
“Request” has the meaning specified in Section 1.2(b) of the Custodial Agreement.
“Request for Release” means a request signed by the Servicer in the form attached as Exhibit B to the Custodial Agreement.
“Required Cap Rate” means for any Interest Accrual Period and for any Hedge Agreement in the form of an interest rate cap, a rate which would cause the calculation of the Gross Excess Spread Percentage to be equal to or greater than 7.00%.
“Required Legend” means a legend applied by the eOriginal System to every page of a document within an Electronic Timeshare Loan File, which shall read as follows: “Diamond Resorts Issuer 2008 LLC, with Wells Fargo Bank, National Association as the Indenture Trustee and secured party through its designated custodian, Wells Fargo Bank, National Association.”
“Required Local Counsel Jurisdictions” means the following: (a) any jurisdiction where the aggregate Loan Balance of Timeshare Loans subject to the Lien of the Indenture is $4,000,000 or more; provided, that within such jurisdiction, Local Counsel Opinions shall only be required for Resorts for which the aggregate Loan Balance of Timeshare Loans is $2,000,000 or more; (b) any jurisdiction where the real estate interests titled in the name of a Collection Trustee or related to the Cabo Azul Collection is greater than 10% of all real estate interests titled in the name of such Collection Trustee or related to the Cabo Azul Collection (by Points); (c) except for exceptions granted by the Administrative Agent, any jurisdiction where Points are sold by a Diamond Resorts

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Entity; (d) any jurisdiction reasonably identified by the Administrative Agent; and (e) regardless of the foregoing, any jurisdiction for which the Administrative Agent shall have a reasonable belief that there exists a legal defect in respect of the Timeshare Loans secured by Timeshare Interests or the real estate interests in such jurisdiction that, in the reasonable judgment of the Administrative Agent, would have a material adverse effect on the Administrative Agent or the Purchasers (in which case, the Issuer shall have 30 days to deliver such Local Counsel Opinion).
“Required Payments” means items (i) through (viii) of Section 3.4 of the Indenture.
“Required Purchasers” means at any time, Purchaser Groups and/or Non-Conduit Committed Purchasers having Commitment Percentages aggregating more than 51% of the most senior Class of Notes then Outstanding.
“Reservation System” means the reservation system operated by Diamond Resorts International Club, Inc. (d/b/a THE ClubSM), a Florida corporation, and any other system(s) pursuant to which reservations for particular locations, times, lengths of stay and unit types at Resorts with respect to Points Based Timeshare Interests are received, accepted, modified or canceled.
“Reserve Account” means the account maintained by the Indenture Trustee pursuant to Section 3.2(b) of the Indenture.
“Reserve Account Draw Amount” has the meaning specified in Section 3.2(b)(ii) of the Indenture.
“Reserve Account Required Balance” means for any date of determination, 0.25% of the Aggregate Loan Balance of the Borrowing Base Loans minus the Excluded Loan Balance.
“Reserve Account Required Funding Date Deposit” means, as any Funding Date, the amount required to be deposited on such Funding Date such that the amount on deposit in the Reserve Account is equal to the Reserve Account Required Balance. For purposes of calculating the Reserve Account Required Funding Date Deposit for a Funding Date, the Aggregate Loan Balance shall be measured as of the first day of the current Due Period (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date, the related Cut-off Date).
“Resort” means any of the timeshare resorts and resort interests related to Timeshare Loans.
“Responsible Officer” means (a) when used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Assistant Treasurer, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; (b) when used with respect to the Servicer, any officer responsible for the administration or management of the Servicer’s servicing department; (c) when used with respect to the Issuer, any officer of the Owner Trustee having direct responsibility for administration of the Trust Agreement and, for so long as the Administration Agreement is in effect, any officer of the

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Administrator, (d) when used with respect to the Owner Trustee, any officer of the Owner Trustee assigned to its corporate trust office having direct responsibility for administration of the Trust Agreement; and (e) with respect to any other Person, the Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary or the manager of such Person.
“Retained Asset” means any Nonfinancial Asset, including any Timeshare Interest, that is obtained by the Issuer pursuant to Section 5.3(a)(vii) of the Indenture.
“Retained Asset Expenses” means, with respect to a Nonfinancial Asset, the reasonable out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in the exercise of its power and authority under Section 5.3(a)(vii) of the Indenture, including (i) any foreclosure and other repossession expenses incurred with respect to such Nonfinancial Asset, (ii) (a) if a Diamond Resorts Entity is the Servicer, the management, marketing, rental and sales commissions and expenses incurred with respect to the management, marketing, rental and sale of the related Nonfinancial Asset (calculated as to sales as the Diamond Marketing and Sales Percentage of the total liquidation or resale price of any Timeshare Interest (expressed as a dollar figure), and as to management and rental as the actual management, marketing and rental commissions and expenses), or (b) if a Diamond Resorts Entity is no longer the Servicer, actual management, marketing, rental and sales commissions and expenses incurred with respect to the management, marketing, rental and sale of the related Nonfinancial Asset, and (iii) any other fees and expenses incurred by the Servicer and reasonably applied or allocated in the ordinary course of business with respect to the management, marketing, rental and sale of such Nonfinancial Asset (including any assessed timeshare association fees).
“Retained Asset Proceeds” means, with respect to the rental, sale or other income generating use of any Nonfinancial Asset, the amounts actually received by the Issuer in connection with the management, marketing, rental or sale of such Nonfinancial Asset, less Retained Asset Expenses.
“Right-to-Use Agreement” means with respect to a Right-to-Use Interest, collectively: (i) the related Purchase Contract and (ii) the various other documents and instruments that among other things (a) in consideration of the payment of a purchase price, including payment of the related Obligor Note, if any, grants the Obligor the license or right-to-use and occupy one or more Units in one or more Resorts, (b) imposes certain obligations on the Obligor regarding payment of the related Obligor Note, if any, the Obligor’s use or occupancy of one or more Units in one or more Resorts, and the payment of a maintenance fee, and (c) grants the holder thereof certain rights, including the rights to payment of the related Obligor Note, if any, and to terminate the Right-to-Use Agreement or revoke the Obligor’s rights under it, and thereafter to resell the Right-to-Use Interest to another Person.
“Right-to-Use Interest” means a timeshare interest, other than a timeshare fee simple interest in real estate, regarding one or more Units in one or more Resorts, however denominated or defined in the applicable Right-to-Use Agreement or other relevant document or instrument pursuant to which such timeshare interest is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the right to use and occupy one or more Units within one or more Resorts and the common areas and common furnishings appurtenant to such Unit or Units for a specified period of time, on an annual or a biennial basis, as more specifically described in the

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related Right-to-Use Agreement. A Right-to-Use Interest shall include, without limitation, any Points Based Timeshare Interest.
“Right-to-Use Loan” means a Timeshare Loan that is secured by a Right-to-Use Interest.
“Sale Agreement” means the Fifth Amended and Restated Sale Agreement, dated as of January 30, 2015, by and between the Depositor and the Issuer, and acknowledged and agreed to by DFHC, pursuant to which the Depositor sells Timeshare Loans to the Issuer, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Schedule of Timeshare Loans” means (a) the list of Timeshare Loans attached to the Sale Agreement in electronic format as Exhibit A thereto, as amended from time to time to reflect additional purchases, repurchases and substitutions pursuant to the terms of the Sale Agreement and the Indenture and (b) the list of Timeshare Loans attached to each Additional Timeshare Loan Supplement in electronic format as Exhibit A thereto, which lists shall set forth the following information with respect to each Timeshare Loan as of the related Cut-Off Date in numbered columns:
1    Loan/Contract Number
2    Name of Obligor
3    Unit(s)/Week(s)/Points(s), as applicable
4    Interest Rate Per Annum
5    Date of Origination
6    Original Loan Balance
7    Maturity Date
8    Monthly Payment Amount
9    Original Term (in months)
10    Outstanding Loan Balance
11    Right to Use/Mortgage Loan
12    Name of Originator
13    Collection
14    Electronic Timeshare Loan File/Tangible Timeshare Loan File

“SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.
“Second A/R Notes” has the meaning specified in the Recitals of the Indenture.
“Secured Parties” means the Noteholders and the Qualified Hedge Counterparty.
“Securities Act” means the Securities Act of 1933, as amended.
“Securitization Take-Out Transaction” means any securitization or other financing of the assets securing the Notes whereby all or a portion of the Aggregate Outstanding Note Balance of the Notes is repaid from the proceeds of such securitization or other financing.

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“Securitized Facilities” means all term issuances, warehouse facilities and other term securitization facilities for which DFS or an affiliate is servicer, that are outstanding at any time between the Amendment Closing Date and the date on which the Notes are paid in full.
“Securitized Portfolio” means, as of any date, all timeshare loans originated by a Collection Developer, DRC or an affiliate thereof that have been transferred to a Securitized Facility. The Securitized Portfolio does not include timeshare loans serviced by DFS or an affiliate for third parties.
“Securitized Portfolio Performance Event” with respect to the Securitized Portfolio, shall have occurred if, as of any date of determination, (a) the average of the Delinquency Levels for the three immediately preceding Due Periods is greater than 6.50% or (b) the average of the Default Levels for the three immediately preceding Due Periods is greater than 0.90%.
“Seller” means Diamond Resorts Finance Holding Company, a Delaware corporation.
“Senior Secured Credit Facility” means that certain $470 million senior secured credit facility, evidenced by that certain credit agreement, dated as of May 9, 2014, as amended by that certain First Amendment dated as of December 22, 2014, and as amended by that certain Second Amendment and First Incremental Assumption Agreement dated December 3, 2015, by and among, DRC, as borrower, Parent, Credit Suisse AG, acting as administrative agent and collateral agent, and the lenders party thereto.
“Servicer” initially means DFS and its permitted successors and assigns, as provided in the Indenture, and in the event that DFS is replaced by the Successor Servicer, any reference in the Transaction Documents, including these Standard Definitions, to the “Servicer” shall also apply to such Successor Servicer.
“Servicer Secured Parties” has the meaning specified in Section 3.2(e) of the Indenture.
“Servicer Event of Default” means the occurrence of any of the following:
(a)any (i) failure by the Servicer to make any required payment, transfer or deposit when due as required by the Indenture and the continuance of such default for a period of two Business Days or (ii) failure by the Servicer to make any required payment, transfer or deposit when due as required by the Indenture more than two times; or
(b)any failure by the Servicer to observe or perform in any material respect any other covenant or agreement in the Indenture, the Note Funding Agreement or any other Transaction Document and such failure is not remedied within 30 days after the earlier of (i) the Servicer first acquiring knowledge thereof and (ii) the Indenture Trustee, the Administrative Agent or any Purchaser giving written notice thereof to the Servicer; provided, however, that if such default or breach is in respect of a covenant that cannot be cured, there shall be no grace period whatsoever; or
(c)any representation or warranty made by the Servicer in the Indenture, the Note Funding Agreement or any other Transaction Document shall prove to be incorrect in any material and adverse respect as of the time when the same shall have been made, and such breach is not

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remedied within 30 days (or, if the Servicer shall have provided evidence satisfactory to the Administrative Agent at its sole discretion (i) that such breach cannot be cured in the 30-day period, (ii) that such breach can be cured within an additional 30-day period and (iii) that it is diligently pursuing a cure, then 60 days) after the earlier of (x) the Servicer first acquiring knowledge thereof and (y) the Indenture Trustee, the Administrative Agent or any Purchaser giving written notice thereof to the Servicer; provided, however, that if such breach is in respect of a representation or warranty that cannot be cured, there shall be no grace period whatsoever; or
(d)the entry by a court having competent jurisdiction in respect of the Servicer of (i) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Servicer as a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or
(e)the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated as a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Servicer’s failure to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action; or
(f)the Financial Covenants are not satisfied; or
(g)any failure by the Servicer to provide any required report within five Business Days of when such report is required to be delivered pursuant to the Indenture or other Transaction Document.
“Servicing Fee” means for any Payment Date, the product of (i) one-twelfth of 1.50% and (ii) the Aggregate Loan Balance as of the first day of the related Due Period and, as additional compensation, any late fees, non-sufficient fund fees, Processing Charges and administrative fees.
“Servicing Officer” means those officers of the Servicer involved in, or responsible for, the administration and servicing of the Timeshare Loans, as identified on the list of Servicing Officers furnished by the Servicer to the Indenture Trustee, the Administrative Agent and the Noteholders from time to time.
“Servicing Standard” has the meaning specified in Section 5.1 of the Indenture.

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“Settlement Period” has the meaning specified in Section 2.1(f)(i) of the Note Funding Agreement.
“Similar Law” means any federal, state, local or non-U.S. law that is substantially similar to Title I of ERISA or Section 4975 of the Code.
“Single Asset Financing” means a financing pursuant to which (a) any Financed Asset is owned by a Single Asset Financing Subsidiary and (b) such Single Asset Financing Subsidiary conveys or otherwise transfers to any other person or grants a security interest to any other person in, such Financed Asset, and any other assets in respect of which security interests are customarily granted in connection with such transactions.
“Single Asset Financing Subsidiary” means a Subsidiary that is a newly formed, wholly owned, bankruptcy-remote, special purpose Subsidiary of Diamond Resorts Corporation (a) that engages in no activities other than in connection with the ownership and financing of the Financed Asset and all rights (contractual or other) and other assets relating thereto, and any business or activities incidental or related to such Financed Asset, (b) that is designated by a Financial Officer of Parent (as provided below) as a Single Asset Financing Subsidiary and (c) of which no portion of its Indebtedness or any other obligations (contingent or otherwise) (i) is Guaranteed by, recourse to or otherwise obligates Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary (other than Standard Securitization Undertakings) or (ii) subjects any property or asset of Parent, Holdings or any other Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof. A Financial Officer of Parent shall deliver a certificate to the Administrative Agent and the Purchasers designating such Subsidiary as a Single Asset Financing Subsidiary and certifying that to the best of such officer’s knowledge and belief after consulting with counsel, (x) such designation complies with the foregoing conditions and (y) immediately after giving effect to such designation, no Default shall have occurred and be continuing.
“Sixth A/R Notes” has the meaning specified in the Recitals of the Indenture.
“Standard and Poor’s” and “S&P” each mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
“Standard Securitization Undertakings” mean representations, warranties, covenants and indemnities entered into at any time by Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary (other than a Receivables Subsidiary or a Single Asset Financing Subsidiary) that are reasonably customary in securitization transactions involving receivables similar to Diamond Timeshare Receivables or financings similar to Single Asset Financings.
“Stated Maturity” means the Commitment Expiration Date.
“Structured Hedge Agreements” means any financial futures contract, option, forward contract, warrant, swap, swaption, collar, floor, cap and other agreement, instrument and derivative and other transactions of a similar nature (whether currency linked, rate linked, index linked, insurance risk linked, credit risk linked or otherwise) entered into by a Conduit related to its purchase of interests in the Notes with the consent of the Administrative Agent.

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“Subsidiary” means any subsidiary of Parent, including without limitation Holdings and Diamond Resorts Corporation.
“Subsidiary Loan Owner” means any of the DHC Subsidiary Loan Owners or the Diamond Resorts Subsidiary Loan Owners.
“Substitution Shortfall Amount” means with respect to a substitution of a Timeshare Loan, an amount equal to the excess, if any, of: (i) the Loan Balance of the Timeshare Loan being replaced as of the related Transfer Date, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the related Due Period over (ii) the Loan Balance of the Qualified Substitute Timeshare Loan as of the related Transfer Date. If on any Transfer Date, one or more Qualified Substitute Timeshare Loans are substituted for one or more Timeshare Loans, the Substitution Shortfall Amount shall be determined as provided in the preceding sentence on an aggregate basis.
“Successor Servicer” means the Back-Up Servicer and its permitted successors and assigns, as provided in the Indenture, upon succeeding to the responsibilities and obligations of the Servicer in accordance with Section 5.16 of the Indenture.
“Support Facility” means any liquidity or credit support agreement with a Conduit which relates to the Note Funding Agreement (including any agreement to purchase an assignment or participation in such Conduit’s interest in the Notes).
“Support Party” means any bank or other financial institution extending or having a commitment to extend funds to or for the account of a Conduit (including any agreement to purchase an assignment or participation in such Conduit’s interest in the Notes) under a Support Facility. Each Alternate Purchaser for a Conduit shall be deemed a Support Party for such Conduit.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.
“Tangible Obligor Note” means an Obligor Note which was created in paper format.
“Tangible Timeshare Loan File” means a Timeshare Loan File, the contents of which were created in paper format.
“Tape(s)” has the meaning specified in Section 5.16(b) of the Indenture.
“Taxes” has the meaning specified in Section 6.3 of the Note Funding Agreement.
“Third A/R Notes” has the meaning specified in the Recitals of the Indenture.
“Timeshare Documents” has the meaning specified in Section 4.2(w)(ii) of the Note Funding Agreement.

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“Timeshare Interest” means a Timeshare Property or a Right-to-Use Interest, and Timeshare Interest or “Timeshare Interests,” when used in the Transaction Documents, means, as applicable, any Timeshare Interest that is subject to a Timeshare Loan, or all Timeshare Properties and Right-to-Use Interests that are subject to the Timeshare Loans, listed on the Schedule of Timeshare Loans, as the same may be amended from time to time.
“Timeshare Laws” means the provisions of any applicable laws, statutes or regulations and all amendments, modifications or replacements thereof and successors thereto, and all regulations and guidelines promulgated thereunder or with respect thereto, now or hereafter enacted.
“Timeshare Loans” means all of the Mortgage Loans and Right-to-Use Loans acquired by or Granted to the Issuer, including the Additional Timeshare Loans and Qualified Substitute Timeshare Loans. “Timeshare Loan” means any one of the same.
“Timeshare Loan Acquisition Price” means, on any date of determination with respect to any Timeshare Loan, an amount equal to the Loan Balance of such Timeshare Loan plus accrued interest thereon, which may be paid in a combination of cash and equity in the transferee.
“Timeshare Loan Documents” means, with respect to a Timeshare Loan and each Obligor, the related (i) Timeshare Loan Files and (ii) Timeshare Loan Servicing Files.
“Timeshare Loan File” means, with respect to any purchaser of a Timeshare Interest for which the Obligor is a party to a Timeshare Loan, the following documents executed by such purchaser or delivered in connection with such Timeshare Loan:
(a)the original Obligor Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Timeshare Loan to the Last Endorsee, endorsed by the Last Endorsee, without recourse, in the following form: “Pay to the order of __________________ , without recourse” and signed in the name of the Last Endorsee by an authorized officer;
(b)if such Timeshare Loan is a Mortgage Loan, the original Mortgage or deed of trust containing the original signatures of all persons named as the maker, the mortgagor or trustor with evidence of recording indicated; provided, however, that no such original Mortgage shall be required if included among the applicable Timeshare Loan File is a certified copy of the recorded Mortgage and an original or a copy of the title insurance policy (or other evidence of title insurance, including title commitment or binder);
(c)if such Timeshare Loan is a Mortgage Loan, an original individual or bulk assignment of Mortgage in blank and signed in the name of the Last Endorsee by an authorized officer;
(d)if such Timeshare Loan is a Mortgage Loan, the originals of all intervening assignments (or a copy certified to the Custodian) of the Mortgage (if applicable) showing a complete chain of assignments from the originator of such Mortgage Loan to the Last Endorsee;
(e)if such Timeshare Loan is a Mortgage Loan, an original or a copy of any assumption or modification of the Obligor Note or Mortgage with evidence of recording thereon or an original or a copy of the title insurance policy with respect to such Mortgage;
(f)if such Timeshare Loan is a Mortgage Loan, an original or a copy of an individual or bulk title insurance policy or master blanket title insurance policy covering such Mortgage Loan

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when applicable (or a commitment for title insurance or an opinion of counsel with respect to title to and liens encumbering the Timeshare Property);
(g)the original power of attorney (or a certified copy), if applicable;
(h)the original or a copy of the Purchase Contract that relates to each Obligor Note, including any addenda thereto;
(i)if such Timeshare Loan is a Right-to-Use Loan: (i) the related Right-to-Use Agreement, including any addenda thereto, assumption or modification thereof and, if and only if a purchase money Obligor Note was executed by the purchaser of the Right-to-Use Interest, the documents required by Subsections (a) and (e) of this definition and (ii) if a Points Based Timeshare Interest (A) the original or a copy of the Purchase Contract, however denominated, pursuant to which the applicable Points Based Timeshare Interest was originally sold by the seller thereof, whether or not an Originator (provided that if the seller of such Points Based Timeshare Interest is not an Originator, such Purchase Contract has been assigned to a transferor), including any addenda thereto, (B) an original or a copy of any assumption or modification of such Purchase Contract (if applicable), and (C) if and only if a purchase money Obligor Note was executed by the purchaser of such Points Based Timeshare Interest, the documents required by Subsections (a) and (e) of this definition, to the extent applicable; and
(j)the original truth-in-lending disclosure statement (or a copy) that relates to each Timeshare Loan.
For purposes of this definition, the term “original” shall include an “Authoritative Copy”.

“Timeshare Loan Servicing File” means, with respect to each Timeshare Loan and each Obligor a copy of the related Timeshare Loan File and all other papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans.
“Timeshare Property” means a timeshare fee simple interest in real estate regarding a Unit, however denominated or defined in the applicable condominium or timeshare declaration, pursuant to which such fee simple interest in real estate is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the common areas and common furnishings appurtenant to such Unit, and the rights granted to the Issuer (as assignee) which secure the related Mortgage Loan.
“Total Commitment Amount” means the sum of all Commitments.
“Total Funded Debt” means, at any time, the total consolidated Indebtedness of Parent and the Subsidiaries at such time (excluding (a) Indebtedness of the type described in clauses (c), (f), (g) and (k) of the definition of such term, (b) Indebtedness of the type described in clause (i) of the definition of such term, except to the extent of any unreimbursed drawings thereunder, (c) Indebtedness outstanding under a Receivables Securitization, and (d) Indebtedness of any Unrestricted Subsidiary). It is understood that, when calculating Total Funded Debt, the total consolidated Indebtedness of Parent and the Subsidiaries shall not be reduced by the amount of cash or cash equivalents held by or for the benefit of Parent or its consolidated Subsidiaries.
“Trailing Documents” has the meaning specified in Section 1.1(c) of the Custodial Agreement.

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“Transaction Documents” means the Indenture, the Purchase Agreement, the Sale Agreement, the Undertaking Agreement, the Note Funding Agreement, the Custodial Agreement, the Fee Letter, each Contribution and Assignment Agreement, each Distribution and Assignment Agreement, each Hedge Agreement and all other agreements, documents or instruments delivered in connection with the transactions contemplated thereby.
“Transfer” has the meaning specified in Section 8.1(c) of the Note Funding Agreement.
“Transferee” has the meaning specified in Section 8.1(c) of the Note Funding Agreement.
“Transfer Agreements” means the Contribution and Assignment Agreement and each Distribution and Assignment Agreement.
“Transfer Date” means (i) with respect to a Qualified Substitute Timeshare Loan, the date on which the Issuer acquires such Qualified Substitute Timeshare Loan from the Depositor and pledges such Qualified Substitute Timeshare Loan to the Indenture Trustee to be included as part of the Trust Estate and (ii) with respect to an Additional Timeshare Loan, the date on which the Issuer acquires such Additional Timeshare Loan to the Indenture Trustee to be included as part of the Trust Estate.
“Transfer Supplement” has the meaning specified in Section 8.1(g) of the Note Funding Agreement.
“Transition Expenses” means any documented costs and expenses (other than general overhead expenses) incurred by the Back-up Servicer should it become the successor Servicer as a direct consequence of the termination or resignation of the initial Servicer and the transition of the duties and obligations of the initial Servicer to the successor Servicer.
“Treasury Regulations” means the regulations, included proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.
“Trust Accounts” means collectively, the Collection Account and the Reserve Account and such other accounts established by the Indenture Trustee pursuant to the Indenture.
“Trust Estate” has the meaning specified in the Granting Clause of the Indenture.
“Trust Receipt” has the form of Exhibit A to the Custodial Agreement.
“Underwriting Guidelines” means the purchase money credit criteria and underwriting guidelines attached as Exhibit D to the Sale Agreement.
“Uniform Commercial Code” means the Uniform Commercial Code as from time to time in affect.

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“Undertaking Agreement” means the Fifth Amended and Restated Undertaking Agreement, dated as of January 30, 2015, by the Performance Guarantors in favor of the Issuer and the Indenture Trustee, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Unit” means a residential unit or dwelling at a Resort.
“Unrestricted Subsidiary” means (i) FLRX Inc. and its subsidiaries, and such other subsidiaries as may be designated as such from time to time pursuant to the terms of the Senior Secured Credit Facility, and (ii) any other Unrestricted Subsidiary designated in writing by the Administrative Agent with the consent of the Required Purchasers.
“Upgraded Timeshare Loan” means a new Timeshare Loan entered into by an Obligor to finance the purchase of a new or additional Timeshare Interest pursuant to the upgrade marketing program of any of the Diamond Resorts Entities, and where (i) the Obligor re-conveys or reassigns the Obligor’s existing Timeshare Interest for a new Timeshare Interest and the Obligor’s existing Timeshare Loan is discharged and (ii) the Obligor purchases an additional Timeshare Interest, enters into the new Timeshare Loan to finance the remaining balance of the Obligor’s existing Timeshare Loan and the purchase price of the additional Timeshare Interest and the Obligor’s existing Timeshare Loan is discharged.
“Usage Fee Rate” means (i) for any Payment Date occurring prior to an Amortization Event, 2.25% per annum and (ii) for any Payment Date occurring on and after an Amortization Event, 0.00% per annum.
“USAP” has the meaning specified in Section 5.5(c) of the Indenture.
“Warehouse Portfolio” means, as any date of determination, all Timeshare Loans owned by the Issuer.
“Warehouse Portfolio Performance Event” with respect to the Warehouse Portfolio, has occurred if, as of any date of determination, (a) the average of the Delinquency Levels for the three immediately preceding Due Periods is greater than 6.50%, or (b) the average of the Default Levels for the three immediately preceding Due Periods is greater than 0.45%.
“Warehouse Vault Partition” means the segregated partition of the eOriginal System maintained by the Custodian in the name of the Issuer.
“WARN” means the Worker Adjustment and Retraining Notification Act.
“Weighted Average Timeshare Loan Coupon” means the weighted average Interest Rate Per Annum (based on the Loan Balances of the Borrowing Base Loans).

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